As filed with the Securities and Exchange Commission on December 18, 2025
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	889	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	891	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (626) 914-7363

Jay S. Fitton, Secretary
Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to Rule 485(b).
[X]	on December 29, 2025 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Explanatory Note: This Post-Effective Amendment No. 889 to the Registration Statement of Trust for Professional Managers is being filed to add the audited financial statements and certain related financial information for the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, ActivePassive International Equity ETF, and ActivePassive U.S. Equity ETF for the fiscal year ended August 31, 2025 and to make other permissible changes under Rule 485(b).

ActivePassive Core Bond ETF	(APCB)
ActivePassive Intermediate Municipal Bond ETF	(APMU)
ActivePassive International Equity ETF	(APIE)
ActivePassive U.S. Equity ETF	(APUE)

Listed on NYSE Arca, Inc.

Prospectus
December 29, 2025

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

ActivePassive ETFs
Each a Series of Trust for Professional Managers (the “Trust”)

Summary Section

ActivePassive Core Bond ETF

Investment Objective
The investment objective of the ActivePassive Core Bond ETF (“Core Bond ETF” or the “Fund”) is to provide current income consistent with low volatility of principal.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.36%
(1)Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$37	$116	$202	$456

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index (the “Underlying Index”). Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other fixed income
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securities that are rated investment grade or better and up to 20% of its net assets in high yield debt securities, also known as “junk bonds.” The ratio of the Fund’s assets that are allocated to active versus passive investment strategies is determined by Envestnet Asset Management, Inc., the Fund’s investment adviser (the “Adviser”), and is based on a variety of factors, including the Adviser’s proprietary research that looks at the likelihood of active managers outperforming or underperforming within the asset classes in which the Fund invests, the Adviser’s research and due diligence on available investment sub-advisers (each, a “Sub-Adviser”) within the different asset classes in which the Fund invests and the Adviser’s assessment of how different Sub-Advisers will contribute to overall Fund performance. The Adviser also considers academic research on factor investing, which is an investment approach that involves selecting securities based on attributes associated with higher returns, and the long-term performance of factor investing with established style factors across the asset classes in which the Fund invests. The Adviser generally employs a balanced approach to allocating between active and passive investment management of taxable fixed income portfolios. The Adviser takes advantage of the low costs and index tracking of passive investing and balances it with active investing which can provide the opportunity to add value through risk mitigation and security selection. The portion of the Fund’s investment portfolio that is actively managed by the Sub-Advisers and Adviser ranges from 10% to 60% of the Fund’s net assets and is expected to shift over time as economic conditions change and the available information about the asset classes in which the Fund invests evolves. The remaining portion of the Fund’s portfolio is allocated to the passive investment strategy. The Adviser generally rebalances the Fund’s portfolio between the active and passive investment strategies on an annual basis but may rebalance the portfolio more frequently if market conditions warrant or the allocation between active and passive drifts significantly from the target allocation.

The fixed income securities in which the Fund may invest include corporate bonds, U.S. government securities, U.S. agency securities, inflation-linked debt securities, mortgage- and asset-backed securities, state or municipal government securities, and foreign fixed income securities, as well as ETFs that primarily invest in fixed income securities. The Fund may also invest in privately placed securities that have not been registered under the Securities Act of 1933 (the “Securities Act”), as amended, but may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act (“Rule 144A Securities”). The Fund’s investments in mortgage- and asset-backed securities may include commercial mortgage-backed securities, and agency and non-agency residential mortgage-backed securities including fixed and adjustable rate pass-throughs, collateralized loan obligations (“CLOs”), collateralized mortgage obligations (“CMOs”) and other structures such as interest only, principal only and credit risk transfer securities. The fixed income securities in which the Fund may invest may have fixed, floating or variable rates. The Adviser and the Sub-Advisers will seek to limit volatility in the Fund’s portfolio by investing in fixed income securities with different maturity dates and credit ratings that the Adviser and the Sub-Advisers believe will provide stable and consistent returns to the Fund. The Fund may invest in fixed income securities with a range of maturities, from short-term obligations carrying maturities of less than one year to long-term obligations with maturities more than 20 years. It is expected that the weighted average maturity of the securities in the Fund will approximate the weighted average maturity of the Underlying Index. The debt securities in which the Fund invests must be rated CCC+ or better at the time of purchase by any nationally recognized statistical rating organization (“NRSRO”). In the event a security is split rated by two or more NRSROs, the Adviser will use the lower rating to determine credit quality.

The Underlying Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The Underlying Index includes Treasuries, government-related and corporate securities, fixed rate agency mortgage backed securities (“MBS”), asset backed securities (“ABS”) and commercial mortgage backed securities “(CMBS”) (agency and non-agency). The sponsor of the Underlying Index determines the composition of the Underlying Index and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying
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Index. Neither the Fund nor the Adviser is affiliated with the sponsor of the Underlying Index. To be included in the Underlying Index, securities must be U.S. dollar denominated, be rated investment grade, be fixed-rate coupons and have at least one year to maturity. Securities included in the Underlying Index must have at least $300 million outstanding for U.S. government, U.S. agency and corporate securities, $1 billion outstanding for mortgage-backed securities, $25 million tranche size and $500 million deal size for asset-backed securities, and $300 million outstanding remaining and $500 million deal size for collateralized mortgage-backed securities. Securities included in the Underlying Index must be fully taxable. In addition, securities included in the Underlying Index must be SEC-registered, exempt from registration at the time of issuance, or SEC Rule 144A securities with registration rights. The Underlying Index is rebalanced on the last business day of each month.

The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund and will generally quantitatively manage the passive allocation of the Fund’s investment portfolio. Quantitative investing, also known as systematic investing, is an investment approach that uses mathematical modeling, computer systems and data analysis to evaluate a specific universe of potential investments. Quantitative investing uses data to build portfolios that either attempt to track an index, provide exposure to specific investment style factors, or structure the portfolio according to desired attributes. The Adviser’s quantitative strategy with respect to the Fund seeks to construct the passive allocation of the portfolio to provide investment results that, before expenses, correspond to the price and performance of the Underlying Index. The Adviser manages the passive allocation utilizing a representative sampling strategy, meaning that the Fund may not purchase all of the securities represented in the Underlying Index, but attempts to construct the passive allocation of the Fund to hold a portfolio of individual fixed income securities that, in the aggregate, have risk, return and credit quality characteristics that resemble the risk, return and credit quality characteristics of the Underlying Index. As part of the passive allocation, the Fund may invest in passively-managed ETFs in trying to construct the passive allocation to track the Underlying Index. The passive allocation may be represented by securities maturing at regular intervals, meaning that the fixed-income securities in the Fund’s passive allocation have maturity dates that are evenly spaced across several years so that the proceeds may be reinvested at regular intervals as the securities mature.

The Adviser also believes that the Fund’s reward and risk characteristics can be enhanced by employing one or more Sub-Advisers, with complementary styles and approaches, who actively manage distinct segments of a market, asset class or investment style for the Fund. The Fund currently employs two Sub-Advisers to manage the Fund’s qualitative active allocation, Sage Advisory Services, Ltd. Co. (“Sage Advisory”) and Neuberger Berman Investment Advisers LLC (“NBIA”). Sage Advisory manages a sleeve of the qualitative active allocation by seeking to invest in a broad range of investment grade fixed income securities with an anticipated average maturity between three and seven years. Sage Advisory emphasizes safety of principal and liquidity in selecting securities for the Fund. NBIA manages a sleeve of the qualitative active allocation and selects securities for the Fund’s portfolio utilizing a disciplined relative value approach to sector allocation, research-driven security selection and duration management. The Sub-Advisers generally rely on detailed proprietary research and focus on the sectors and securities they believe are undervalued relative to the market. The Sub‑Advisers actively trade the portion of Fund’s investment portfolio they manage, and the Fund may experience a high portfolio turnover rate. In selecting securities for investment, the Sub-Advisers typically:

•Use in-depth fundamental research to identify sectors and securities for potential investment and to analyze risk;
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•Analyze the credit quality of issuers, an issuer’s potential for success, the credit, currency, and economic risks of potential investments and their issuers, security-specific features, current and potential future valuation of potential investments, and trading opportunities to select investments;
•Look to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and
•Consider the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment, and are ordered alphabetically rather than by importance. You should understand these risks before investing. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Fund Details — Principal Risks.” The principal risks of investing in the Fund are:

•Active Management Risk. For the Fund’s active allocation, active management by the Adviser and Sub-Advisers in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

•Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations. Asset-backed and mortgage-backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates.

•Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

•Calculation Methodology Risk. Quantitative modeling used may not accurately predict future market movements or characteristics, which may negatively affect performance. Models may also perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

•Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

•CLOs Risk. CLOs are a type of asset-backed security. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to
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investment. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in realizing the benefits of any collateral securing a loan.

•CMOs Risk. The Fund may be affected by the credit risk of CMOs, which is the possibility that the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent that the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Fund. While CMO collateral is typically issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees.

•Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. Among other factors, the value of commercial paper may be affected by changes in interest rates and the credit rating and financial condition of the issuer. While some unregistered commercial paper is deemed illiquid, the Adviser or Sub-Advisers may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses. Commercial paper is generally unsecured, which increases its credit risk.

•Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Underlying investments may lose value due to borrowers defaulting or failing to pay back debt.

•Currency Risk. The Fund may invest in securities denominated in U.S. dollars or foreign currencies.

•Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply.

•ETF Investment Risk. The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

•ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
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◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

•Floating or Variable Rate Securities Risk. Securities with floating or variable interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating or variable rate investments.

•Foreign Securities Risk. Non-U.S. securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market
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practices. Issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities. The income or dividends earned on foreign securities may be subject to foreign withholding taxes.

•High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many registered funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

•High-Yield Securities Risk. The fixed income investments held by the Fund that are rated below investment grade, also known as “junk bonds”, are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality fixed income investments.

•Index-Related Risk. A portion of the Fund may use a passive investment approach and may be affected by a general decline in market segments or asset classes relating to the Underlying Index. The Fund invests the passive allocation of its portfolio in securities and instruments intended to track the performance of the Underlying Index regardless of the investment merits of the securities included in the Underlying Index. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the Underlying Index or its related data.

•Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation measure used will accurately measure the real rate of inflation in the prices of goods and services. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

•Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

•Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.
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•Management Risk. The ability of the Fund to meet its investment objective is directly related to the ability of the Adviser and Sub-Advisers to implement the investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s and Sub-Advisers’ research, analysis and asset allocation among portfolio securities and asset allocation between the Fund’s active and passive investment strategies. If the Adviser’s and Sub-Advisers’ investment strategies do not produce the expected results, your investment could be diminished or even lost.

•Market Risk. The trading prices of the Fund’s investments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

•Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.

•Prepayment Risk. The risk that the issuer of a debt security repays all or a portion of the principal prior to the security’s maturity therefore resulting in lower yields to shareholders of the Fund. The Fund may be unable to re-invest the proceeds in an investment with as great a yield.

•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

•Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
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•Tracking Error Risk. The performance of the passive allocation of the Fund and the Underlying Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Underlying Index. In addition, the passive allocation of the Fund may not be fully invested in the securities of the Underlying Index.

•U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government- sponsored enterprises) where it is not obligated to do so.

•Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other investment companies or from the prices at which debt obligations are actually bought and sold. The prices of certain debt obligations provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance
The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the 2024 calendar year. The Average Annual Total Returns table shows how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.activepassive.com or by calling the Fund toll-free at 1-800-617-0004.

Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return as of September 30, 2025 was 5.76%. During the period shown in the bar chart, the best performance for a quarter was 4.69% (for the quarter ended September 30, 2024) and the worst performance was -2.42% (for the quarter ended December 31, 2024).
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Average Annual Total Returns (for the periods ended December 31, 2024)
	One Year	Since Inception (May 3, 2023)
Return Before Taxes	1.65%	2.09%
Return After Taxes on Distributions	-0.27%	0.37%
Return After Taxes on Distributions and Sale of Fund Shares	0.97%	0.87%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	1.25%	1.89%

After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser and Sub-Advisers. Envestnet Asset Management, Inc. is the Fund’s investment adviser. Neuberger Berman Investment Advisers LLC and Sage Advisory Services, Ltd. Co. serve as the Fund’s Sub-Advisers.

Portfolio Managers. The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Brandon R. Thomas	Since March 2023	Co-Founder and Co-Chief Investment Officer of the Adviser
Janis Zvingelis Ph.D., CFA	Since March 2023	Senior Vice President, Director of Quantitative Research of the Adviser
Gregory Classen, CFA	Since March 2023	Head of Portfolio Management of the Adviser
Timothy Murphy	Since March 2023	Vice President, Senior Portfolio Manager of the Adviser
Nathan Kush	Since March 2023	Managing Director and Senior Portfolio Manager of NBIA
Olumide Owolabi	Since March 2023	Managing Director and Senior Portfolio Manager of NBIA
Thanos Bardas	Since March 2023	Managing Director, Senior Portfolio Manager and Global Co-Head of Investment Grade of NBIA
David M. Brown	Since March 2023	Managing Director, Senior Portfolio Manager and Global Co-Head of Investment Grade of NBIA
Robert G. Smith, III	Since March 2023	President and Co-CIO of Sage Advisory
Thomas Urano	Since March 2023	Managing Member and Co-CIO of Sage Advisory
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For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 39.
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ActivePassive Intermediate Municipal Bond ETF

Investment Objective
The investment objective of the ActivePassive Intermediate Municipal Bond ETF (“Intermediate Municipal Bond ETF” or the “Fund”) is to provide current income that is exempt from federal income taxes consistent with low volatility of principal.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$36	$113	$197	$443

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the Bloomberg Municipal Bond: Muni Inter-Short (1-10) Index (the “Underlying Index”). Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. municipal bond securities that are exempt from U.S. federal income tax and are rated investment grade or better. The Fund may also invest up to 20% of its net assets in high-yield municipal bonds, also known as “junk bonds.” The ratio of the Fund’s assets that are allocated to active versus passive investment strategies is determined by Envestnet Asset Management, Inc., the Fund’s investment adviser, (the “Adviser”), and is based on a variety of factors, including the Adviser’s proprietary research that looks at the likelihood of active managers outperforming or underperforming within the asset classes in which the Fund invests, the Adviser’s
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research and due diligence on available investment sub-advisers (each, a “Sub-Adviser”) within the different asset classes in which the Fund invests and the Adviser’s assessment of how different Sub-Advisers will contribute to overall Fund performance. The Adviser also considers academic research on factor investing, which is an investment approach that involves selecting securities based on attributes associated with higher returns, and the long-term performance of factor investing with established style factors across the asset classes in which the Fund invests. Under normal market conditions, the Adviser allocates at least 50% of the Fund’s assets to the passive allocation. The Adviser’s allocation to passive investments takes advantage of low costs and index tracking while the active allocation can provide opportunities to add value through risk mitigation and security selection. In the event of a market disruption, like a central bank intervention, or a disruption in credit or liquidity, the Adviser may increase the Fund’s active allocation to take advantage of any mispricings that may arise when the Adviser or a Sub-Adviser determines that a security’s price does not reflect the fundamental value of the security. The portion of the Fund’s investment portfolio that is actively managed by the Sub-Adviser and Adviser ranges from 5% to 50% of the Fund’s net assets and is expected to shift over time as economic conditions change and the available information about the asset classes in which the Fund invests evolves. The remaining portion of the Fund’s portfolio is allocated to the passive investment strategy. The Adviser generally rebalances the Fund’s portfolio between the active and passive investment strategies on an annual basis but may rebalance the portfolio more frequently if market conditions warrant or the allocation between active and passive drifts significantly from the target allocation.

The Fund’s investments in municipal bonds will generally be exempt from U.S. federal income tax but may be subject to the federal alternative minimum tax (“AMT”) for non-corporate shareholders. The Adviser and the Sub-Adviser seek to limit volatility in the Fund’s portfolio by investing in municipal bonds with different maturity dates and credit ratings that the Adviser and the Sub-Adviser believes provide stable and consistent returns to the Fund. The Fund’s investments in municipal bonds may include construction loan notes, general obligation bonds, industrial development bonds, revenue anticipation notes, revenue bonds, tax anticipation notes and tax-exempt commercial notes. The Fund may invest in tax-exempt securities with a range of maturities, from short-term obligations carrying maturities of less than one year to long-term obligations with maturities more than 20 years but expects the securities held by the Fund to have a dollar-weighted average maturity of more than three years but less than ten. The municipal bonds in which the Fund invests must be rated CCC+ or better at the time of purchase by any nationally recognized statistical rating organization (“NRSRO”). In the event a security is split rated by two or more NRSROs, the Adviser will use the lower rating to determine credit quality. The allocation of the Fund’s portfolio will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. The Underlying Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Municipal Bond Index, an unmanaged, market value-weighted index which covers the U.S. investment-grade tax-exempt bond market. The sponsor of the Underlying Index determines the composition of the Underlying Index and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Neither the Fund nor the Adviser is affiliated with the sponsor of the Underlying Index. The Underlying Index tracks the performance of tax-exempt municipal general obligation, revenue, and pre-refunded bonds with a minimum $7 million par amount outstanding, issued as part of a transaction of at least $75 million, and the effective maturity of the bonds must be greater than or equal to 1 year but less than 10 years. The Underlying Index includes reinvestment of income and is rebalanced monthly.

The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund and generally quantitatively manages the passive allocation of the Fund’s investment portfolio. Quantitative investing, also known as systematic investing, is an investment approach that uses mathematical modeling, computer systems and data analysis to evaluate a specific universe of potential investments. Quantitative investing uses data to build portfolios that either attempt to track an index, provide exposure to specific investment style factors, or structure the portfolio according to desired attributes. The
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Adviser’s quantitative strategy with respect to the Fund seeks to construct the passive allocation of the portfolio to provide investment results that, before expenses, correspond to the performance of the Underlying Index. The Adviser manages the passive allocation utilizing a representative sampling strategy, meaning that the Fund may not purchase all of the securities represented in the Underlying Index, but it attempts to construct the passive allocation of the Fund to hold a portfolio of securities with generally the same risk, return and credit quality characteristics of the Underlying Index. As part of the passive allocation, the Fund may invest in passively-managed ETFs in trying to construct the passive allocation to track the Underlying Index. The passive allocation may be represented by securities maturing at regular intervals, meaning that the fixed-income securities in the Fund’s passive allocation will have maturity dates that are evenly spaced across several years so that the proceeds may be reinvested at regular intervals as the securities mature.

The Adviser also believes that the Fund’s reward and risk characteristics can be enhanced by employing one or more Sub-Advisers, with complementary styles and approaches, who actively manage distinct segments of a market, asset class or investment style for the Fund. The Fund currently employs one Sub-Adviser to manage the Fund’s qualitative active allocation, GW&K Investment Management, LLC (“GW&K”). GW&K manages the Fund’s qualitative active allocation by emphasizing bottom-up research to target investment grade short to intermediate maturity municipal bonds. GW&K’s proprietary process focuses on a selective universe of municipal bonds to seek best relative value while managing risk. GW&K generally relies on detailed proprietary research and focus on the sectors and securities they believe are undervalued relative to the market. GW&K actively trades the portion of the Fund’s investment portfolio they manage, and the Fund may experience a high portfolio turnover rate. In selecting securities for investment, GW&K typically:

•Uses in-depth fundamental research to identify sectors and securities for potential investment and to analyze risk;
•Analyzes the credit quality of issuers, an issuer’s potential for success, the credit, currency, and economic risks of potential investments and their issuers, security-specific features, current and potential future valuation of potential investments, and trading opportunities to select investments;
•Looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and
•Considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment, and are ordered alphabetically rather than by importance. You should understand these risks before investing. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Fund Details — Principal Risks.” The principal risks of investing in the Fund are:

•Active Management Risk. For the Fund’s active allocation, active management by the Adviser and Sub-Advisers in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

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•Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

•Calculation Methodology Risk. Quantitative modeling used may not accurately predict future market movements or characteristics, which may negatively affect performance. Models may also perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

•Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

•CLOs Risk. CLOs are a type of asset-backed security. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in realizing the benefits of any collateral securing a loan.

•CMOs Risk. The Fund may be affected by the credit risk of CMOs, which is the possibility that the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent that the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgages or asset-backed securities. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by the GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

•Concentration Risk. Because the Fund’s passive allocation may be concentrated in an industry or group of industries if the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect any such industry or group of industries.

•Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Underlying investments may lose value due to borrowers defaulting or failing to pay back debt.

•Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

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•Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply.

•ETF Investment Risk. The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

•ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
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◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

•High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many registered funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

•High-Yield Securities Risk. The fixed income investments held by the Fund that are rated below investment grade, also known as “junk bonds”, are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality fixed income investments.

•Index-Related Risk. A portion of the Fund may use a passive investment approach and may be affected by a general decline in market segments or asset classes relating to the Underlying Index. The Fund invests the passive allocation of its portfolio in securities and instruments intended to track the performance of the Underlying Index regardless of the investment merits of the securities included in the Underlying Index. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the Underlying Index or its related data.

•Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.

•Management Risk. The ability of the Fund to meet its investment objective is directly related to the ability of the Adviser and Sub-Advisers to implement the investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s and Sub-Advisers’ research, analysis and asset allocation among portfolio securities and asset allocation between the Fund’s active and passive investment strategies. If the Adviser’s and Sub-Advisers’ investment strategies do not produce the expected results, your investment could be diminished or even lost.

•Market Risk. The trading prices of the Fund’s investments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
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•Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.

•Prepayment Risk. The risk that the issuer of a debt security repays all or a portion of the principal prior to the security’s maturity therefore resulting in lower yields to shareholders of the Fund. The Fund may be unable to re-invest the proceeds in an investment with as great a yield.

•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Tax Risk. Municipal securities may decrease in value during times when federal income tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. If you are subject to the federal AMT, you may have to pay federal tax on a portion of your distributions from tax exempt income. If this is the case, the Fund’s net after-tax return to you may be lower. The Fund would typically not be a suitable investment for investors investing through tax exempt or tax-deferred accounts.

•Tracking Error Risk. The performance of the passive allocation of the Fund and the Underlying Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Underlying Index. In addition, the passive allocation of the Fund may not be fully invested in the securities of the Underlying Index.

•Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other investment companies or from the prices at which debt obligations are actually bought and sold. The prices of certain debt obligations provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

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Performance
The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the 2024 calendar year. The Average Annual Total Returns table shows how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance as well as a more narrowly tailored index. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.activepassive.com or by calling the Fund toll-free at 1-800-617-0004.

Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return for as of September 30, 2025 was 3.77%. During the period shown in the bar chart, the best performance for a quarter was 2.51% (for the quarter ended September 30, 2024) and the worst performance was -0.75% (for the quarter ended December 31, 2024).

Average Annual Total Returns (for the periods ended December 31, 2024)
	One Year	Since Inception (May 3, 2023)
Return Before Taxes	0.98%	1.31%
Return After Taxes on Distributions	0.80%	1.16%
Return After Taxes on Distributions and Sale of Fund Shares	1.38%	1.38%
Bloomberg Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)	1.05%	2.87%
Bloomberg Municipal Bond: Muni Inter-Short (1-10) Index (reflects no deductions for fees, expenses, or taxes)	0.91%	2.28%

After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser and Sub-Advisers. Envestnet Asset Management, Inc. is the Fund’s investment adviser. GW&K Investment Management, LLC serves as the Fund’s Sub-Adviser.
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Portfolio Managers. The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Brandon R. Thomas	Since March 2023	Co-Founder and Co-Chief Investment Officer of the Adviser
Janis Zvingelis Ph.D., CFA	Since March 2023	Senior Vice President, Director of Quantitative Research of the Adviser
Gregory Classen, CFA	Since March 2023	Head of Portfolio Management of the Adviser
Timothy Murphy	Since March 2023	Vice President, Senior Portfolio Manager of the Adviser
John B. Fox, CFA	Since March 2023	Partner and Director of Fixed Income of GW&K
Kara M. South, CFA	Since March 2023	Partner and Municipal Bond Portfolio Manager of GW&K
Martin R. Tourigny, CFA	Since March 2023	Partner and Municipal Bond Portfolio Manager of GW&K
Brian T. Moreland, CFA	Since March 2023	Partner and Municipal Bond Portfolio Manager of GW&K

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 39.
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ActivePassive International Equity ETF

Investment Objective
The investment objective of the ActivePassive International Equity ETF (“International Equity ETF” or the “Fund”) is to provide long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$46	$144	$252	$567

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the S&P Classic ADR Composite Index (the “Benchmark Index”). Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. companies with varying market capitalizations. The Benchmark Index is a broad-based index that seeks to track the American depositary receipts (“ADRs”) trading on the New York Stock Exchange (“NYSE”), the NASDAQ Stock Market, LLC (“NASDAQ”), and over-the-counter (“OTC”) in the United States, subject to size and liquidity requirements. The Benchmark Index includes developed market and emerging market countries. The sponsor of the Benchmark Index determines the composition of the Benchmark Index and relative weightings of the securities in the Benchmark Index and publishes information regarding the market value of the Benchmark Index. Neither the Fund nor the Adviser is affiliated with the sponsor of the
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Benchmark Index. The Benchmark Index measures the float-adjusted market capitalization weighted performance. To be eligible for Benchmark Index inclusion, a company must have a level II or III ADR program, New York Shares or Global Registered Shares listed with the NYSE or NASDAQ, or have a Level 1 ADR program traded OTC. Additionally, stocks must have been continuously trading for at least three months to be eligible for inclusion in the Benchmark Index. All stocks meeting the eligibility criteria are selected for Benchmark Index inclusion. Constituents are weighted by float-adjusted market capitalization and the index is rebalanced quarterly.

The Fund may also utilize a strategic beta investment strategy for a portion of the Fund’s active investment allocation. The ratio of the Fund’s assets that are allocated to active versus passive investment strategies is determined by Envestnet Asset Management, Inc., the Fund’s investment adviser (the “Adviser”), and is based on a variety of factors, including the Adviser’s proprietary research that looks at the likelihood of active managers outperforming or underperforming within the asset classes in which the Fund invests, the Adviser’s research and due diligence on available investment sub-advisers (each, a “Sub-Adviser”) within the different asset classes in which the Fund invests and the Adviser’s assessment of how different Sub-Advisers will contribute to overall Fund performance. The Adviser also considers academic research on factor investing, which is an investment approach that involves selecting securities based on attributes associated with higher returns, and the long-term performance of factor investing with established style factors across the asset classes in which the Fund invests. Historically the Adviser has found that international developed companies are more researched and established than emerging market companies. This makes the market for international developed companies more efficient due to the availability of information and therefore, there are fewer opportunities to find market mispricings that may arise when the Adviser or a Sub-Adviser determines that a security’s price does not reflect the fundamental value of the security. The Adviser generally employs more active management in its allocations to investing in emerging markets because those companies are generally less mature and less researched and uses more passive management for investing in developed markets as they tend to be more mature and more accurately valued. The portion of the Fund’s investment portfolio that is actively managed by the Sub-Advisers and Adviser ranges from 30% to 80% of the Fund’s net assets and is expected to shift over time as economic conditions change and the available information about the asset classes in which the Fund invests evolves. The remaining portion of the Fund’s portfolio is allocated to the passive investment strategy. The Adviser generally rebalances the Fund’s portfolio between the active and passive investment strategies on an annual basis but may rebalance the portfolio more frequently if market conditions warrant or the allocation between active and passive drifts significantly from the target allocation.

The Fund’s investment in equity securities may include common stock and preferred stock of companies that are either domiciled or have their primary operations outside the United States. The Fund may invest in companies located in non-U.S. developed markets and in companies located in emerging markets. The Adviser considers a country to be an emerging market country if companies domiciled in that country are represented in the S&P Emerging Classic ADR Index. Under normal market conditions the Fund will only invest in ADRs for exposure to securities of non-U.S. companies.

The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund and quantitatively manages the passive and strategic beta portions of the Fund’s investment portfolio. Quantitative investing, also known as systematic investing, is an investment approach that uses mathematical modeling, computer systems and data analysis to evaluate a specific universe of potential investments. Quantitative investing uses data to build portfolios that either attempt to track an index or provide exposure to specific investment style factors. The Adviser’s quantitative strategy with respect to the passive allocation of the Fund seeks to provide investment results that, before expenses, correspond to the performance of the S&P Developed Markets Classic ADR Index (the “Underlying Index”). The Adviser
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manages the passive allocation utilizing a representative sampling strategy, meaning that the Fund may not purchase all of the securities represented in the Underlying Index, but it will attempt to construct the passive allocation of the Fund to hold a portfolio of securities that, in the aggregate, have risk, return and quality characteristics that resemble the risk, return and quality characteristics of the Underlying Index. As part of the passive allocation, the Fund may invest in passively-managed ETFs in trying to construct the passive allocation to track the Underlying Index. The Underlying Index seeks to track the developed market ADRs trading on the NYSE, NASDAQ, and OTC in the United States, subject to size and liquidity requirements. The sponsor of the Underlying Index determines the composition of the Underlying Index and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Neither the Fund nor the Adviser is affiliated with the sponsor of the Underlying Index. The Underlying Index measures the float-adjusted market capitalization weighted performance. To be eligible for Underlying Index inclusion, a company must have a level II or III ADR program, New York Shares or Global Registered Shares listed with the NYSE or NASDAQ, or have a Level 1 ADR program traded OTC. Additionally, stocks must have been continuously trading for at least three months to be eligible for inclusion in the Underlying Index. All stocks meeting the eligibility criteria are selected for Underlying Index inclusion. Constituents are weighted by float-adjusted market capitalization and the Underlying Index rebalanced quarterly.

Strategic beta investing involves screening the Fund’s investment universe for securities with specified characteristics that the Adviser believes offer opportunities for better returns. The Fund’s strategic beta allocation emphasizes exposure to investment style factors, including but not limited to value, momentum and quality, that academic research has linked to higher expected returns. Value investing aims to capture excess returns from stocks that have low prices relative to their fundamental value. This is commonly tracked by price to book, price to earnings, dividends, and free cash flow. Momentum investing employs the thesis that stocks that have outperformed in the past tend to exhibit strong returns for a period of time going forward. Quality investing is often captured through exposure to companies having low debt, stable earnings, consistent asset growth, and strong corporate governance. Quality stocks are identified by using common financial metrics like a return on equity, debt to equity and earnings variability. The combined active, passive and strategic beta allocations in the Fund’s portfolio will have similar characteristics (e.g., average market capitalization and region exposure) to the Benchmark Index.

The Adviser also believes that the Fund’s reward and risk characteristics can be enhanced by employing one or more Sub-Advisers, with complementary styles and approaches, who actively manage distinct segments of a market, asset class or investment style for the Fund. The Fund currently employs two Sub-Advisers to manage the Fund’s qualitative active allocation, Causeway Capital Management LLC (“Causeway”) and Lazard Asset Management LLC (“Lazard”). Causeway utilizes an international value ADR strategy that seeks long-term growth of capital by utilizing a “value” investing style, which targets stocks that Causeway believes are trading at a lower price than their true value. Typical value characteristics Causeway considers in evaluating investments for the Fund include low price-to-earnings ratio relative to the sector, high yield relative to the market, low price-to-book value ratio relative to the market, low price-to-cash flow ratio relative to the market, and financial strength. Causeway generally invests in companies with market capitalizations of U.S. $5 billion or greater at the time of investment.

Lazard utilizes its international quality growth ADR strategy. The strategy invests primarily in American Depository Receipts (“ADRs”) of non-U.S. companies, including those whose principal business activities are located in emerging market countries that Lazard considers to be quality growth businesses. By “quality” Lazard means businesses that it believes can generate, and sustain, high levels of financial productivity (i.e., return on equity, return on capital and cash flow return on investment). Lazard considers, among other factors deemed appropriate and relevant to a particular company, whether the company has a competitive advantage
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in its industry and if Lazard believes the company can sustain its competitive advantage. Lazard also looks for “growth” businesses that it believes can grow profits and cash flows by investing back into their business at similarly high rates of financial productivity.

Lazard may invest its allocation in securities of companies across the capitalization spectrum, but generally focuses on companies with a market capitalization of $3 billion or greater at the time of investment.

The Sub-Advisers generally rely on detailed proprietary research and actively focus on the sectors and securities they believe are undervalued relative to the market. The Sub‑Advisers will actively trade the portion of the Fund’s investment portfolio they manage, and the Fund may experience a high portfolio turnover rate. In selecting securities for investment, the Sub-Advisers typically:

•Use in-depth fundamental research to identify sectors and securities for potential investment and to analyze risk;
•Exploit inefficiencies in the valuation of risk and reward;
•Look to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and
•Consider the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment, and are ordered alphabetically rather than by importance. You should understand these risks before investing. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Fund Details — Principal Risks.” The principal risks of investing in the Fund are:

•Active Management Risk. For the Fund’s active allocation, active management by the Adviser and Sub-Advisers in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

•ADRs Risk. The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.

•Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

•Calculation Methodology Risk. Quantitative modeling used may not accurately predict future market movements or characteristics, which may negatively affect performance. Models may also perform
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differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

•Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•Dividend-Paying Stock Risk. Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. The prices of dividend-paying stocks may decline as interest rates increase. In addition, issuers of dividend-paying stocks typically have discretion to defer or stop paying dividends. If the dividend-paying stocks held by an account reduce or stop paying dividends, the account’s ability to generate income may be adversely affected.

•Emerging Markets Risk. Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Emerging market securities may be subject to relatively more abrupt and severe price declines due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries. Investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries.

•Equity Securities Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•ETF Investment Risk. The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

•ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

•Foreign Securities Risk. Non-U.S. securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities. The income or dividends earned on foreign securities may be subject to foreign withholding taxes.

•Growth Stock Risk. Growth investments are believed by the Adviser or a Sub-Adviser to have the potential for growth, but may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such securities may be more volatile than other securities because they can be more sensitive to investor perceptions of the issuing company’s growth potential. These securities may respond differently to market and other developments than other types of securities.

•High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many registered funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate.
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Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

•Index-Related Risk. A portion of the Fund may use a passive investment approach and may be affected by a general decline in market segments or asset classes relating to the Underlying Index. The Fund invests the passive allocation of its portfolio in securities and instruments intended to track the performance of the Underlying Index regardless of the investment merits of the securities included in the Underlying Index. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the Underlying Index or its related data.

•Management Risk. The ability of the Fund to meet its investment objective is directly related to the ability of the Adviser and Sub-Advisers to implement the investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s and Sub-Advisers’ research, analysis and asset allocation among portfolio securities and asset allocation between the Fund’s active and passive investment strategies. If the Adviser’s and Sub-Advisers’ investment strategies do not produce the expected results, your investment could be diminished or even lost.

•Market Capitalization Risk.

◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

•Market Risk. The trading prices of the Fund’s investments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

•Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of
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continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Tracking Error Risk. The performance of the passive allocation of the Fund and the Underlying Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Underlying Index. In addition, the passive allocation of the Fund may not be fully invested in the securities of the Underlying Index.

•Value Stock Risk. Value stocks are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. Causeway’s value discipline may prevent or limit investments in stocks that are in a strategy’s benchmark index.

Performance
The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the 2024 calendar year. The Average Annual Total Returns table shows how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance as well as a more narrowly tailored index. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.activepassive.com or by calling the Fund toll-free at 1-800-617-0004.

Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return for as of September 30, 2025 was 26.99%. During the period shown in the bar chart, the best performance for a quarter was 7.18% (for the quarter ended September 30, 2024) and the worst performance was -5.96% (for the quarter ended December 31, 2024).
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Average Annual Total Returns (for the periods ended December 31, 2024)
	One Year	Since Inception (May 3, 2023)
Return Before Taxes	8.12%	9.70%
Return After Taxes on Distributions	7.73%	9.40%
Return After Taxes on Distributions and Sale of Fund Shares	5.34%	7.57%
S&P Global BMI TR (reflects no deductions for fees, expenses, or taxes)	16.75%	18.56%
S&P Classic ADR Composite Index (reflects no deductions for fees, expenses, or taxes)	6.43%	8.00%

After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser and Sub-Advisers. Envestnet Asset Management, Inc. is the Fund’s investment adviser. Causeway Capital Management LLC and Lazard Asset Management LLC serve as the Fund’s Sub-Advisers.

Portfolio Managers. The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Brandon R. Thomas	Since March 2023	Co-Founder and Co-Chief Investment Officer of the Adviser
Janis Zvingelis Ph.D., CFA	Since March 2023	Senior Vice President, Director of Quantitative Research of the Adviser
Gregory Classen, CFA	Since March 2023	Head of Portfolio Management of the Adviser
Timothy Murphy	Since March 2023	Vice President, Senior Portfolio Manager of the Adviser
Sarah Ketterer	Since March 2023	Chief Executive Officer and Fundamental Portfolio Manager of Causeway
Harry Hartford	Since March 2023	President and Fundamental Portfolio Manager of Causeway
Jonathan Eng	Since March 2023	Fundamental Portfolio Manager of Causeway
Conor Muldoon	Since March 2023	Fundamental Portfolio Manager of Causeway
Alessandro Valentini	Since March 2023	Fundamental Portfolio Manager of Causeway
Ellen Lee	Since March 2023	Fundamental Portfolio Manager of Causeway
Steven Nguyen	Since March 2023	Fundamental Portfolio Manager of Causeway
Brian Woonhyung Cho	Since March 2023	Fundamental Portfolio Manager of Causeway
Louis Florentin-Lee	Since August 2024	Managing Director and Portfolio Manager/Analyst of Lazard
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Portfolio Manager	Years of Service with the Fund	Primary Title
Barnaby Wilson	Since August 2024	Managing Director and Portfolio Manager/Analyst of Lazard
Rob Failla	Since August 2024	Managing Director and Portfolio Manager/Analyst of Lazard

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 39.
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ActivePassive U.S. Equity ETF

Investment Objective
The investment objective of the ActivePassive U.S. Equity ETF (“U.S. Equity ETF” or the “Fund”) is to provide long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.31%
(1)Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$32	$100	$174	$393

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the CRSP U.S. Total Market Index (the “Benchmark Index”). Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities included in the CRSP U.S. Total Market Index. Up to 20% of the Fund’s net assets may be held in non-index constituents traded on a U.S. exchange and denominated in U.S. dollars. The Benchmark Index captures broad U.S. equity market coverage and includes securities traded on NYSE, NYSE American, NYSE ARCA, NASDAQ, Bats Global Markets, and the Investors Exchange. The sponsor of the Benchmark Index determines the composition of the
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Benchmark Index and relative weightings of the securities in the Benchmark Index and publishes information regarding the market value of the Benchmark Index. Neither the Fund nor the Adviser is affiliated with the sponsor of the Benchmark Index. The Benchmark Index includes nearly 4,000 constituents across mega, large, small and micro capitalizations, representing nearly 100% of the U.S. investable equity market. To be eligible to be added for Benchmark Index inclusion, a company must have more than $15 million in total market capitalization, the company’s float shares must be greater than 12.5% of the total shares outstanding, the average of the adjusted trading volume over the last 125 days divided by float shares on the ranking date must be at least 0.001, the company must not have a sequence of 10 or more consecutive non-trading days, and not be suspended from trading on the ranking day. Securities will be removed from the Benchmark Index if, at ranking, they fall below $10 million in total market capitalization, the company’s float shares falls below 10% of the total shares outstanding, the average of the adjusted trading volume over the last 125 days divided by float shares on the ranking date falls below 0.0008 for two consecutive rankings, fails the 10-day rule for consecutive non-trade days and if the security has been suspended for at least 40 days. New securities must have been trading for 20 days, unless the market capitalization is greater than the lower breakpoint of the CRSP US Small Cap Index, then securities must have been trading for 5 days. The Benchmark Index is weighted according to free-float market capitalization and is recalculated quarterly. The Fund may also utilize a strategic beta strategy for a portion of the Fund’s active investment portfolio. The Adviser generally rebalances the Fund’s portfolio between the active and passive investment strategies on an annual basis but may rebalance the portfolio more frequently if market conditions warrant or the allocation between active and passive drifts significantly from the target allocation.

The ratio of the Fund’s assets that are allocated to active versus passive investment strategies is determined by Envestnet Asset Management, Inc., the Fund’s investment adviser, (the “Adviser”), and is based on a variety of factors, including the Adviser’s proprietary research that looks at the likelihood of active managers outperforming or underperforming within the asset classes in which the Fund invests, the Adviser’s research and due diligence on available investment sub-advisers (each, a “Sub-Adviser”) within the different asset classes in which the Fund invests and the Adviser’s assessment of how different Sub-Advisers will contribute to overall Fund performance. Historically the Adviser has found that large cap companies in the U.S. are more researched and attract more scrutiny and research coverage than smaller capitalization companies. The Adviser generally allocates more to active management for investments in smaller companies and use more passive management for larger companies. The portion of the Fund’s investment portfolio that is actively-managed by any Sub-Advisers and Adviser ranges from 15% to 65% of the Fund’s net assets and is expected to shift over time as economic conditions change and the available information about the asset classes in which the Fund invests evolves. The remaining portion of the Fund’s portfolio is allocated to the passive strategy. The Fund invests at least 60% of its net assets in equity securities of U.S. companies with large market capitalizations. The Fund’s investment in equity securities may include common stock and preferred stock.

The Adviser quantitatively manages the passive and strategic beta portion of the Fund’s investment portfolio. Quantitative investing, also known as systematic investing, is an investment approach that uses mathematical modeling, computer systems and data analysis to evaluate a specific universe of potential investments. Quantitative investing uses data to build portfolios that either attempt to track an index or provide exposure to specific investment style factors. The Adviser’s quantitative strategy with respect to the Fund seeks to construct the passive allocation of the portfolio to provide investment results that, before expenses, correspond to the price and performance of the CRSP U.S. Large Cap Index (the “Underlying Index”). The sponsor of the Underlying Index determines the composition of the Underlying Index and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Neither the Fund nor the Adviser is affiliated with the sponsor of the Underlying Index. The Underlying Index includes mega and large U.S. companies that comprise the top 85% of investable market capitalization and represents the top 85% by market capitalization of the Benchmark Index. The
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Underlying Index captures broad U.S. equity market coverage and includes securities traded on NYSE, NYSE American, NYSE ARCA, NASDAQ, Bats Global Markets, and the Investors Exchange. The Underlying Index is weighted according to free-float market capitalization and is recalculated quarterly. The Adviser manages the passive allocation utilizing a representative sampling strategy, meaning that the Fund may not purchase all of the securities represented in the Underlying Index, but it will attempt to construct the passive allocation of the Fund to hold a portfolio of securities that, in the aggregate, have risk, return and quality characteristics that resemble the risk, return and quality characteristics of the Underlying Index. As part of the passive allocation, the Fund may invest in passively-managed ETFs in trying to construct the passive allocation to track the Underlying Index.

Strategic beta investing involves screening the Fund’s investment universe for securities with specified characteristics that the Adviser believes offer opportunities for better returns. Strategic beta is a quantitative approach that emphasizes exposure to investment style factors, such as value, momentum and quality, that academic research has linked to higher expected returns. For the strategic beta portion of the Fund’s portfolio, the Adviser generally invests in large capitalization stocks and ETFs that primarily invest in small capitalization stocks. Investing in ETFs that provide exposure to small capitalization stocks will give the Fund exposure to a distinct asset class from the rest of the Fund’s portfolio with a unique risk profile. Value investing aims to capture excess returns from stocks that have low prices relative to their fundamental value. This is commonly tracked by price to book, price to earnings, dividends, and free cash flow. Momentum investing employs the thesis that stocks that have outperformed in the past tend to exhibit strong returns for a period of time going forward. Quality investing is often captured through exposure to companies having low debt, stable earnings, consistent asset growth, and strong corporate governance. Quality stocks are identified by using common financial metrics like a return to equity, debt to equity and earnings variability. The combined active and passive allocations will have similar characteristics (e.g., average market capitalization) to the Benchmark Index.

The Adviser also believes that the Fund’s reward and risk characteristics can be enhanced by employing one or more Sub-Advisers, with complementary styles and approaches, who actively manage distinct segments of a market, asset class or investment style for the Fund. The Fund currently employs one Sub-Adviser to manage the Fund’s qualitative active allocation, The London Company of Virginia, LLC d/b/a The London Company (“London Co.”). London Co. seeks to purchase financially stable companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder oriented management, and trading at a discount to our estimate of intrinsic value. Guiding principles of London Co.’s philosophy include: (1) a focus on cash return on tangible capital, not earnings per share, (2) balance sheet strength, (3) a focused investment approach, and (4) low portfolio turnover enhances returns.

Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment, and are ordered alphabetically rather than by importance. You should understand these risks before investing. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Fund Details — Principal Risks.” The principal risks of investing in the Fund are:

•Active Management Risk. For the Fund’s active allocation, active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.
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•Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

•Calculation Methodology Risk. Quantitative modeling used may not accurately predict future market movements or characteristics, which may negatively affect performance. Models may also perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

•Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•Equity Securities Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•ETF Investment Risk. The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

•ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

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◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

•High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many registered funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

•Index-Related Risk. A portion of the Fund may use a passive investment approach and may be affected by a general decline in market segments or asset classes relating to the Underlying Index. The Fund invests the passive allocation of its portfolio in securities and instruments intended to track the performance of the Underlying Index regardless of the investment merits of the securities included in the Underlying Index. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the Underlying Index or its related data.

•Management Risk. The ability of the Fund to meet its investment objective is directly related to the ability of the Adviser to implement the investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities and asset allocation between the Fund’s active and passive investment strategies. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•Market Capitalization Risk.

◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of
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economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

•Market Risk. The trading prices of the Fund’s investments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

•Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Tracking Error Risk. The performance of the passive allocation of the Fund and the Underlying Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Underlying Index. In addition, the passive allocation of the Fund may not be fully invested in the securities of the Underlying Index.

Performance
The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the 2024 calendar year. The Average Annual Total Returns table shows how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.activepassive.com or by calling the Fund toll-free at 1-800-617-0004.

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Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return for as of September 30, 2025 was 14.07%. During the period shown in the bar chart, the best performance for a quarter was 10.73% (for the quarter ended March 31, 2024) and the worst performance was 2.16% (for the quarter ended December 31, 2024).

Average Annual Total Returns (for the periods ended December 31, 2024)
	One Year	Since Inception (May 3, 2023)
Return Before Taxes	23.85%	25.59%
Return After Taxes on Distributions	23.62%	25.37%
Return After Taxes on Distributions and Sale of Fund Shares	14.29%	19.82%
CRSP U.S. Total Market Index (reflects no deductions for fees, expenses, or taxes)	23.77%	25.43%

After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Envestnet Asset Management, Inc. is the Fund’s investment adviser. The London Company of Virginia, LLC serves as the Fund’s Sub-Adviser.

Portfolio Managers. The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Brandon R. Thomas	Since March 2023	Co-Founder and Co-Chief Investment Officer of the Adviser
Janis Zvingelis Ph.D., CFA	Since March 2023	Senior Vice President, Director of Quantitative Research of the Adviser
Gregory Classen, CFA	Since March 2023	Head of Portfolio Management of the Adviser
Timothy Murphy	Since March 2023	Vice President, Senior Portfolio Manager of the Adviser
J. Brian Campbell	Since August 2024	Portfolio Manager of London Co.
Stephen M. Goddard	Since August 2024	Founder and Portfolio Manager of London Co.

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For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 39.

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Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Shares
Each Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Funds generally issue and redeem Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Funds (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be purchased and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and asked prices is often referred to as the “bid-ask spread”.

Recent information about the Funds, including each Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, can also be found on the Funds’ website at www.activepassive.com.

Tax Information
Except for the Intermediate Municipal Bond ETF, each Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements. Distributions reported by the Intermediate Municipal Bond ETF as “exempt-interest dividends” are exempt from regular federal income tax but may be subject to state or local income taxes and may be tax preference items for purposes of the AMT.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (a “Financial Intermediary”), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Funds, including participation in activities that are designed to make Financial Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Funds over other investments. Any such arrangements do not result in increased Fund expenses. Ask your financial adviser or visit the Financial Intermediary’s website for more information.

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Fund Details

Investment Objectives
The Core Bond ETF seeks to provide current income consistent with low volatility of principal. The Intermediate Municipal Bond ETF seeks to provide current income that is exempt from federal income taxes consistent with low volatility of principal. The International Equity ETF and the U.S. Equity ETF seek to provide long-term capital appreciation.

General Investment Policies of the Funds
Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders. Except for the Intermediate Municipal Bond ETF, the Funds may not make any change to their investment policy of investing at least 80% of net assets in investments suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice. The Intermediate Municipal Bond ETF may not change its policy of investing at least 80% of its net assets in investments suggested by the Fund’s name without the approval of the Fund’s shareholders.

Securities Lending. Each Fund may lend securities from its portfolio as a non-principal strategy.

Temporary Strategies. The Funds may take temporary defensive measures in response to adverse market, economic, political or other conditions as determined by the Adviser. Such measures include investments in: (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Funds; (3) repurchase agreements involving any such securities, and (4) money market funds or other money market instruments. There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve its investment objective.

The Manager of Managers Approach. The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Funds. To further achieve the investment objectives of a Fund, the Adviser may utilize one or more Sub-Advisers with expertise in various types of investment strategies using a “manager of managers” approach. A Sub-Adviser may use a variety of investment techniques to achieve a Fund’s investment objective. These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. The Adviser selects the Sub-Advisers for a Fund, subject to approval by the Board of Trustees, and allocates the assets of a Fund among its respective Sub-Advisers, as applicable. The Adviser reviews a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other sub-advisers and assets under management.

Principal Risks
Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in a Fund over long or even short periods of time. The Funds’ principal risks are presented in alphabetical
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order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in a Fund, as applicable, regardless of the order in which it appears. The number of risk factors applicable to a Fund does not necessarily correlate to the overall risk of an investment in that Fund. The principal risks of investing in the Funds are:

	Core Bond ETF	Intermediate Municipal Bond ETF	International Equity ETF	U.S. Equity ETF
Active Management Risk	✓	✓	✓	✓
American Depositary Receipts (ADRs) Risk	—	—	✓	—
Asset-Backed and Mortgage-Backed Securities Risk	✓	—	—	—
Asset Class Risk	✓	✓	✓	✓
Calculation Methodology Risk	✓	✓	✓	✓
Call Risk	✓	✓	—	—
CLOs Risk	✓	✓	—	—
CMOs Risk	✓	✓	—	—
Commercial Paper Risk	✓	—	—	—
Concentration Risk	—	✓	—	—
Credit Risk	✓	✓	—	—
Currency Risk	✓	—	—	—
Cybersecurity Risk	✓	✓	✓	✓
Debt Securities Risk	✓	✓	—	—
Dividend-Paying Stock Risk	—	—	✓	—
Emerging Markets Risk	—	—	✓	—
Equity Securities Risk	—	—	✓	✓
ETF Investment Risk	✓	✓	✓	✓
ETF Risk	✓	✓	✓	✓
Floating or Variable Rate Securities Risk	✓	x	x	x
Foreign Securities Risk	✓	—	✓	—
Growth Stock Risk	—	—	✓	—
High Portfolio Turnover Rate Risk	✓	✓	✓	✓
High-Yield Securities Risk	✓	✓	—	—
Index-Related Risk	✓	✓	✓	✓
Inflation-Linked Debt Securities Risk	✓	—	—	—
Interest Rate Risk	✓	✓	—	—
Issuer-Specific Risk	✓	—	—	—
Liquidity Risk	✓	✓	—	—
Management Risk	✓	✓	✓	✓
Market Capitalization Risk	—	—	✓	✓
Market Risk	✓	✓	✓	✓
Municipal Securities Risk	✓	✓	—	—
Preferred Stock Risk	—	—	✓	✓
Prepayment Risk	✓	✓	—	—
Recent Market Events Risk	✓	✓	✓	✓
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	Core Bond ETF	Intermediate Municipal Bond ETF	International Equity ETF	U.S. Equity ETF
Rule 144A Securities Risk	✓	x	x	x
Sector Risk	✓	—	—	—
Securities Lending Risk	x	x	x	x
Sovereign Debt Risk	✓	—	—	—
Tax Risk	x	✓	x	—
Tracking Error Risk	✓	✓	✓	✓
U.S. Government and U.S. Agency Obligations Risk	✓	—	—	—
Valuation Risk	✓	✓	—	—
Value Stock Risk	—	—	✓	—

✓    Principal Risk
X    Non-Principal Risk
—    Not Applicable

Active Management Risk. For each Fund’s active allocation, active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve a Fund’s investment objective could cause a Fund to underperform compared to other funds having similar investment objectives.

ADRs Risk. The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs involve many of the same risks of investing directly in foreign securities (see “Foreign Securities Risk,” below).

Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage- backed securities are also affected by other factors, such as the volume of home sales. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. Asset-backed and mortgage- backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates. Mortgage-backed securities (“MBS”) generally are classified as either commercial MBS (“CMBS”) or residential MBS (“RMBS”), each of which are subject to certain specific risks. RMBS are subject to the risks generally associated with fixed-income securities and mortgage-backed securities. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the
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mortgaged property and the borrower’s financial circumstances. The market for CMBS developed more recently and is relatively small compared to the market for RMBS. CMBS may lack standardized terms, have shorter maturities than residential mortgage loans and may provide for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties.

Asset Class Risk. Securities and other assets in a Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Calculation Methodology Risk. Quantitative modeling used may not accurately predict future market movements or characteristics, which may negatively affect performance. Models may also perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by a Fund may “call” or repay the security before its stated maturity, and a Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in a Fund’s income.

CLOs Risk. CLOs are a type of asset-backed security. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in realizing the benefits of any collateral securing a loan.

CMOs Risk. A Fund may be affected by the credit risk of CMOs, which is the possibility that a Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent that the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by a Fund. While CMO collateral is typically issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees.

Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. Among other factors, the value of commercial paper may be affected by changes in interest rates and the credit rating and financial condition of the issuer. Commercial paper is subject to the risk that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper (commonly referred to as rollover risk). While some unregistered commercial paper is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses. Commercial paper is generally unsecured, which increases its credit risk, and is usually issued at a discount from their value at maturity.

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Concentration Risk. Because a Fund’s assets will be concentrated in an industry or group of industries to the extent an index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. To the extent a Fund concentrates in the securities of issuers in a particular industry, the Fund may face more risks than if it were diversified more broadly over numerous industries. Such industry-based risks, any of which may adversely affect a Fund may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, an industry may be out of favor and underperform other industries or the market as a whole.

Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. Credit risk is the risk that an issuer or other obligated party of a fixed income security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a fixed income security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive interest or dividends in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in investor expectations concerning and levels of interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other economic or political developments in the United States or abroad.

Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

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Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of a Fund's fixed income securities to decrease, a decline in a Fund’s income and yield, an adverse impact on the liquidity of a Fund’s fixed income securities, and increased volatility of the fixed income markets. The current historically low interest rate environment heightens the risks associated with rising interest rates. During periods when interest rates are at low levels, a Fund’s yield can be low, and a Fund may have a negative yield (i.e., it may lose money on an operating basis). If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Dividend-Paying Stock Risk. Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. The prices of dividend-paying stocks may decline as interest rates increase. In addition, issuers of dividend-paying stocks typically have discretion to defer or stop paying dividends. If the dividend-paying stocks held by an account reduce or stop paying dividends, the account’s ability to generate income may be adversely affected.

Emerging Markets Risk. The risks of foreign investments are usually much greater when they are made in emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

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Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, and/or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk. The Funds will be exposed to equity market risk through direct investments in equity securities, and their investment in other equity-linked instruments. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

ETF Investment Risk. A Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, a Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

ETF Risk. Each Fund is an ETF, and, as a result of an ETF’s structure, they are exposed to the following risks:

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Cash Redemption Risk. Each Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Funds may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause a Fund
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to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Funds may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover a Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Funds may pay significantly more or receive significantly less for Shares than a Fund’s NAV. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to a Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

Floating or Variable Rate Securities Risk. Securities with floating or variable interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income a Fund earns on its floating or variable rate investments.

Foreign Securities Risk. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains, including short- term capital gains taxable to shareholders at ordinary income rates and could increase brokerage commission costs. To the extent that a Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of a Fund could be negatively impacted by the increased expenses
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incurred by a Fund. These potentially higher taxes and increased brokerage commission costs may reduce a shareholder’s after- tax return on an investment in a Fund.

High-Yield Securities Risk. A Fund that invests in fixed income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation and accordingly involves great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

High-yield securities are generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, a Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Index-Related Risk. Each Fund may use an indexing approach for the passive allocation of its portfolio of its assets and may be affected by a general decline in market segments or asset classes relating to its respective Underlying Index. Each Fund invests the passive portion of its portfolio in securities and instruments included in, or representative of, the applicable Underlying Index regardless of the investment merits of the securities included in the Underlying Index. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the Underlying Index or its related data. Additionally, errors in the construction or calculation of a Fund’s Underlying Index may occur from time to time, and the index provider may not identify or correct such errors for some period of time or at all. Any such Underlying Index construction or calculation error may adversely impact the Fund, and any gains from such errors will be kept by the Fund and any losses or costs resulting from such errors will be borne by the Fund. Additionally, unusual market conditions may cause the index provider to postpone a scheduled rebalance or reconstitution, which could cause a Fund’s Underlying Index to vary from its normal or expected composition. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The benchmark of the Fund may also differ from the Underlying Index that the passive portion of the Fund tracks.

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Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation measure used will accurately measure the real rate of inflation in the prices of goods and services. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by a Fund to decline. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of a Fund.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid investments at an advantageous time or price. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.

Management Risk. The ability of a Fund to meet its investment objective is directly related to the ability of the Adviser and Sub-Advisers to implement the investment strategies for the Fund. The value of your investment in a Fund may vary with the effectiveness of the Adviser’s and Sub-Adviser’s research, analysis and asset allocation among portfolio securities and allocation between a Fund’s active and passive investment strategies. If the Adviser’s and Sub-Advisers’, as applicable, investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Capitalization Risk.

◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower
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volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, or sector of the economy or the market as a whole.

Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from the project or the assets.

Preferred Stock Risk. A preferred stock has a blend of the characteristics of bonds and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved or both. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or discontinued by the issuer.

Prepayment Risk. Many types of debt securities, including floating rate loans and mortgage-related securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to re-invest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially certain loans and mortgage-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East,
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markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Funds.

Geopolitical economies and financial markets are increasingly interconnected. These developments listed above, as well as other events, could result in further market volatility and may negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Rule 144A Securities Risk. Rule 144A securities are purchased in transactions exempt from the registration requirements of the Securities Act pursuant to Rule 144A of the Securities Act. Rule 144A securities may only be sold to qualified institutional buyers, such as the Funds. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and a Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.

Sector Risk. To the extent a Fund emphasizes investments in a particular sector, the Fund will be subject to a greater degree of risks particular to that sector because companies in the sector may share common characteristics and may react similarly to market developments. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector.

Securities Lending Risk. Each Fund may lend securities from its portfolio as a non-principal strategy. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Tax Risk. Municipal securities may decrease in value during times when federal income tax rates are falling. A Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. If you are subject to the federal AMT, you may have to pay federal tax on a portion of your distributions from tax exempt income. If this is the case, the Fund’s net after-tax return to you may be lower. The Fund would not be a suitable investment for investors investing through tax exempt or tax-deferred account.

Tracking Error Risk. The performance of the passive allocation of each Fund and its respective Underlying Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses
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and portfolio transaction costs not incurred by the Underlying Index. In addition, the passive allocation of the Fund may not be fully invested in the securities of the Underlying Index.

U.S. Government and U.S. Agency Obligations Risk. The Funds may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government- sponsored enterprises) where it is not obligated to do so.

Valuation Risk. The prices provided by the Funds’ pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other investment companies or from the prices at which debt obligations are actually bought and sold. The prices of certain debt obligations provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Value Stock Risk. Value stocks are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. Sub-Adviser’s value discipline sometimes prevents or limits investments in stocks that are in a strategy’s benchmark index.

Portfolio Holdings Information
Information about the Funds’ daily portfolio holdings is available at www.activepassive.com. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

Management and Organization of the Funds

Investment Adviser and Portfolio Managers
Envestnet Asset Management, Inc., located at 222 N. LaSalle St., Suite 625, Chicago, IL 60601, manages the Funds’ investments subject to the general supervision of the Board of Trustees. The Adviser is an SEC-registered investment advisory firm. As of August 31, 2025, the Adviser managed approximately $627.5 billion in assets.

Pursuant to the Advisory Agreement, the Adviser is responsible for managing the Funds in accordance with their investment objectives and policies and for making decisions with respect to and placing orders for all
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purchases and sales of portfolio securities, subject to the supervision of the Board of Trustees. The Adviser also maintains related records for the Funds.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement for each Fund is available in the Funds’ Semi-Annual Report to Shareholders on Form N-CSR for the period ending February 28, 2025.

For the services it provides to the Funds, each Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of each Fund’s average daily net assets as set forth in the table below:

Fund	Management Fee
Core Bond ETF	0.35%
Intermediate Municipal Bond ETF	0.35%
International Equity ETF	0.45%
U.S. Equity ETF	0.30%

For the fiscal year ended August 31, 2025, the Adviser received a management fee of 0.35% of the Core Bond ETF’s average daily net assets; 0.35% of the Intermediate Municipal Bond ETF’s average daily net assets; 0.45% of the International Equity ETF’s average daily net assets; and 0.30% of the U.S. Equity ETF’s average daily net assets.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds except interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”), and the unitary management fee payable to the Adviser.

The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.

Portfolio Managers
Unless stated otherwise, each of the following Portfolio Managers is jointly and primarily responsible for the day-to-day management of the assets of each Fund’s portfolio allocated to the Adviser and for providing oversight of the Sub-Advisers.

Brandon R. Thomas
Brandon R. Thomas serves as a Portfolio Manager for the Funds. Mr. Thomas co-founded the Adviser in 1999 and currently serves as Co-Chief Investment Officer. Mr. Thomas is a graduate of Brown University. Mr. Thomas holds an M.B.A. from the University of Chicago and a J.D. from DePaul University.

Janis Zvingelis Ph.D., CFA®
Janis Zvingelis serves as a Portfolio Manager for the Funds. Prior to joining the Adviser in 2008, Mr. Zvingelis was a research consultant with Mesirow Financial and Ibbotson Associates. Mr. Zvingelis earned his Ph.D. in Finance from The University of Iowa. Mr. Zvingelis also holds a MA degree in Economics/
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Econometrics and an MSc degree in statistics, both from the University of Iowa as well as an MSc in Financial Mathematics from The University of Chicago. Mr. Zvingelis obtained his BA degree summa cum laude in Economics from Central College in Pella, Iowa. Mr. Zvingelis is a CFA Charterholder.

Gregory Classen, CFA®
Gregory Classen joined the Adviser in 2011 and serves as a Portfolio Manager for the Funds. Mr. Classen currently serves as Head of Portfolio Management at the Adviser and leads a team of portfolio managers for the organization. Prior to joining the Adviser Mr. Classen was the Director of Research at FundQuest. Mr. Classen holds a BA in Economics from Williams College and is a CFA Charterholder.

Timothy Murphy
Timothy Murphy joined the firm in 2014 and serves as a Portfolio Manager for the Funds. Mr. Murphy currently serves as Vice President and Senior Portfolio Manager at the Adviser. Prior to joining the Adviser, Mr. Murphy worked as a Research Analyst for Securities Finance Trust covering the banking sector and global capital markets. Mr. Murphy worked at FundQuest, for five years prior to its acquisition by the Adviser, as an Investment Analyst and Head Trader. Mr. Murphy holds a BA in Political Science from Bridgewater State University and an M.B.A. in International Business from Thunderbird School of Global Management at Arizona State University.

CFA® is a registered trademark owned by the CFA Institute.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and their ownership of securities in the Funds.

Investment Sub-Advisers and Portfolio Managers
The Adviser and the Trust, on behalf of the Funds, have entered into a sub-advisory agreement with each Sub-Adviser listed below, with respect to the Fund identified next to each Sub-Adviser’s name. The Adviser compensates the Sub-Advisers out of the investment advisory fees it receives from the respective Fund. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Advisers for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Adviser and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Sub-Advisers recommended by the Adviser. The Trust applied for, and the SEC has granted, an exemptive order with respect to the Funds that permits the Adviser, subject to certain conditions, to terminate existing Sub-Advisers or hire new Sub-Advisers for new or existing Funds, to materially amend the terms of particular agreements with Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a Sub-Advisory Agreement. This arrangement has been approved by the Board of Trustees and each Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Sub-Advisers when the Board of Trustees and the Adviser feel that a change would benefit the Funds. Within 90 days of retaining a new Sub-Adviser, shareholders of the Funds will receive notification of the change. This “manager of managers” structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Funds to be increased or change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Funds, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Funds or the Adviser will require shareholder approval.
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A discussion regarding the basis for the Board of Trustees’ approval of each Investment Sub-Advisory Agreement between the Adviser and each Sub-Adviser is available in the Funds’ Semi-Annual Report to Shareholders on Form N-CSR for the period ending February 28, 2025.

The following Sub-Advisers are responsible for the day-to-day portfolio management of the assets of the respective Fund’s portfolio allocated to the Sub-Adviser:

Core Bond ETF
Neuberger Berman Investment Advisers, LLC
Sage Advisory Services, Ltd. Co.

Intermediate Municipal Bond ETF
GW&K Investment Management, LLC

International Equity ETF
Causeway Capital Management LLC
Lazard Asset Management LLC

U.S. Equity ETF
The London Company of Virginia, LLC

Not all of the sub-advisers listed for a particular Fund may be actively managing assets for the Fund at all times. Subject to the oversight of the Board of Trustees, the Adviser may temporarily allocate Fund assets away from a Sub-Adviser. Situations in which the Adviser may make such a determination include the level of assets in the Funds, changes in a Sub-Adviser’s personnel or a Sub-Adviser’s adherence to an investment strategy.

The following provides additional information about each Sub-Adviser and the portfolio managers (each, a “Portfolio Manager”) who are responsible for the day-to-day management of the assets of a Fund’s portfolio managed by the Sub-Adviser. Unless stated otherwise, each of the following Portfolio Managers is jointly and primarily responsible for the day-to-day management of the assets of each Fund’s portfolio allocated to the Sub-Adviser. The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of securities in the Funds.

Causeway Capital Management LLC
The Adviser has entered into a sub-advisory agreement with Causeway to manage a portion of the International Equity ETF’s assets. Causeway is a registered investment adviser with a principal office is located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Causeway is wholly-owned by its parent holding company, Causeway Capital Holdings LLC. Sarah Ketterer and Harry Hartford are the ultimate control persons of Causeway. Ms. Ketterer serves as Causeway’s chief executive officer and Mr. Hartford serves as Causeway’s president. Ms. Ketterer and Mr. Hartford hold their interests in the parent holding company through estate planning vehicles, through which they exercise their voting power. As of August 31, 2025, Causeway had approximately $64.9 billion in assets under management.
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Sarah Ketterer
Sarah Ketterer is the chief executive officer at Causeway, fundamental portfolio manager, and is responsible for investment research across all sectors. Ms. Ketterer co-founded the firm in June 2001 and is a member of the operating committee. From 1996 to 2001, Ms. Ketterer worked for the Hotchkis & Wiley division of Merrill Lynch Investment Managers (HW-MLIM). At HW-MLIM, she was a managing director and co-head of the firm's HW-MLIM International and Global Value team. From 1990 to 1996, Ms. Ketterer was a portfolio manager at Hotchkis and Wiley, where she founded the International Equity product. Ms. Ketterer earned a BA in economics and political science from Stanford University and an MBA from the Tuck School, Dartmouth College. Ms. Ketterer serves on the Stanford University Board of Trustees, is on the advisory board of Portal Schools, and is a supporter of Girls Who Invest. Ms. Ketterer previously served as a board member and chair of the Los Angeles World Affairs Council and Town Hall and chair of the investment committee of the Music Center Foundation.

Harry Hartford
Harry Hartford is the president at Causeway, fundamental portfolio manager, and head of fundamental research. Mr. Hartford co-founded the firm in June 2001 and is a member of the operating committee. From 1996 to June 2001, Mr. Hartford was a managing director for the Hotchkis & Wiley division of Merrill Lynch Investment Managers (HW-MLIM) and co-head of the firm's HW-MLIM international and global value team. From 1994 to 1996, Mr. Hartford was a portfolio manager for Hotchkis and Wiley. From 1984 to 1994, Mr. Hartford was with The Investment Bank of Ireland, where he gained ten years’ experience in both international and global equity management. During this time, Mr. Hartford also managed the Irish Investment Fund, a closed-end country fund quoted on the NYSE. Before entering the investment business, Mr. Hartford lectured in micro and macroeconomics at Oklahoma State University. Mr. Hartford earned a BA, with honors, in economics from the University of Dublin, Trinity College, an MSc in economics from Oklahoma State University, and is a Phi Kappa Phi member. Mr. Hartford is a member of The Ireland Funds America Board of Directors and serves as chair of the Los Angeles Regional Board.

Jonathan Eng
Jonathan Eng is a director and fundamental portfolio manager at Causeway and is responsible for investment research in the global consumer discretionary, industrials, and energy sectors. Mr. Eng joined the firm in July 2001 and has been a portfolio manager since February 2002. From 1997 to 2001, Mr. Eng was an equity research associate for the Hotchkis and Wiley division of Merrill Lynch Investment Managers (HW-MLIM). In 1996, Mr. Eng worked as a summer research associate for Hotchkis and Wiley, performing U.K. and European equity research. From 1993 to 1995, Mr. Eng analyzed merger and acquisition candidates at Slusser Associates. From 1990 to 1993, Mr. Eng worked as a middle market corporate lender for Bank of Boston. Mr. Eng earned a BA in history and economics from Brandeis University and an MBA from the UCLA Anderson Graduate School of Management.

Conor Muldoon
Conor Muldoon is a director and fundamental portfolio manager at Causeway and is responsible for investment research in the global financials, materials, and real estate sectors. Mr. Muldoon joined the firm in August 2003 and has been a portfolio manager since September 2010. Mr. Muldoon is also a member of the operating committee. From 1995 to 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as a liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon was responsible for communicating current information on the financial markets, the economy and investment performance. Mr. Muldoon earned a BSc and an MA from the University of Dublin, Trinity College and an MBA, with high honors, from the University of Chicago. Mr. Muldoon was inducted into the Beta Gamma Sigma honors society and is also a CFA charterholder.
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Alessandro Valentini
Alessandro Valentini is a director and fundamental portfolio manager at Causeway and is responsible for investment research in the global healthcare, financials, materials, and real estate sectors. Mr. Valentini joined the firm in July 2006 and has been a portfolio manager since April 2013. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research for the International Value Fund and the Value Fund, focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European equities research-sales division in New York. Mr. Valentini earned an MBA from Columbia Business School, with honors, an MA in economics from Georgetown University and a BS, magna cum laude, from Georgetown University. Mr. Valentini was inducted into the Beta Gamma Sigma honors society, is a Phi Beta Kappa member, and is a CFA charterholder.

Ellen Lee
Ellen Lee is a director and fundamental portfolio manager at Causeway and is responsible for investment research in the global consumer and utilities sectors. Ms. Lee joined the firm in August 2007 and has been a portfolio manager since January 2015. During the summer of 2006, Ms. Lee interned at Tiger Asia, a long short equity hedge fund focused on China, Japan, and Korea. From 2001 to 2004, Ms. Lee was an associate in the mergers and acquisitions division of Credit Suisse First Boston in Seoul, where she advised Korean corporates and multinational corporations. From 1999 to 2000, Ms. Lee was an analyst in the mergers and acquisitions division of Credit Suisse First Boston in Hong Kong. Ms. Lee earned a BA in business administration from Seoul National University and an MBA from the Stanford Graduate School of Business. Ms. Lee currently serves on the audit and investment committee at the Center for Early Education in West Hollywood.

Steven Nguyen
Steven Nguyen is a director and fundamental portfolio manager at Causeway and is responsible for investment research in utilities & renewables, healthcare, and business services. Mr. Nguyen joined the firm in April 2012 and has been a portfolio manager since January 2019. From 2006 to 2012, Mr. Nguyen was a senior credit analyst at Bradford & Marzec covering high yield and investment grade companies in the telecommunication services, cable, media, gaming, insurance, and REIT industries. From 2003 to 2006, Mr. Nguyen was a credit analyst/portfolio manager in the corporate bond department of Allegiance Capital. Mr. Nguyen earned a BA in business economics from Brown University and an MBA, with honors, from the UCLA Anderson School of Management. Mr. Nguyen was the president of the Anderson Student Asset Management association. Mr. Nguyen is a CFA charterholder and has completed the CFA Institute Certificate in ESG Investing program.

Brian Woonhyung Cho
Brian Woonhyung Cho is a director of Causeway. Mr. Cho joined the firm in September 2013. From 2011 to 2013, Mr. Cho was a vice president at BofA-ML Equity Research, covering the IT hardware and supply chain sector. From 2007 to 2011, Mr. Cho worked as an associate at Goldman Sachs Equity Research covering the same sector. From 2006 to 2007, Mr. Cho worked as an analyst at Morgan Stanley Equity Research covering the internet and interactive software sector. Prior to that, Mr. Cho worked as an analyst at PA Consulting Group in the financial services practice. Mr. Cho earned a BSc in management science from Massachusetts Institute of Technology.

GW&K Investment Management, LLC
The Adviser has entered into a sub-advisory agreement with GW&K to manage a portion of the Intermediate Municipal Bond ETF’s assets. GW&K is a registered investment adviser with a principal office located at 222
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Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of August 31, 2025, had assets under management of approximately $52 billion.

John B. Fox, CFA®
Mr. Fox is a Partner and Director of Fixed Income at GW&K. Mr. Fox joined GW&K as a member of the municipal bond team in 1990 after graduating from college and was promoted to portfolio manager in 1995. In addition to managing the municipal bond strategies, Mr. Fox serves as director of fixed income, responsible for overseeing all aspects of the fixed income operations, including portfolio management, research, and trading. He is a partner in the firm and is also a member of the firm’s Management and Investment Committees. Mr. Fox received a BA in Economics from Boston College and an MBA from Boston University. He is a CFA® charterholder and is a member of the CFA Institute, the CFA Society Boston, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.

Kara M. South, CFA®
Ms. South is a partner of the firm and a portfolio manager for all of the firm’s municipal bond strategies. She is a member of GW&K’s Investment Committee and ESG Committee. As a seasoned fixed income manager with deep knowledge of the market, including experience managing taxable municipal bonds and ESG strategies, she is able to draw on her extensive research and management expertise in the evaluation of market risks, opportunities and strategic portfolio positioning. Ms. South joined GW&K in 2022 from Income Research + Management (IR+M), where she was a senior portfolio manager and co-director of credit research and a member of the Investment Committee. Prior to IR+M, she was a securities valuation analyst at John Hancock Financial. She began her career at Wachovia Corporation (now Wells Fargo) as an interest rate derivative analyst. Ms. South earned a BA in Economics and Psychology from Cornell University. She is a CFA® charterholder and is a member of the CFA Institute, the CFA Society Boston, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts. In addition, she holds the Fundamentals of Sustainability Accounting (FSA) certificate.

Martin R. Tourigny, CFA®
Mr. Tourigny is a partner and senior member of GW&K’s municipal bond team responsible for portfolio management. He sits on the trading desk and is uniquely positioned to identify and take advantage of opportunities in the inefficient muni-bond market that match clients’ investment needs. Mr. Tourigny is a member of the firm’s Investment and Management Committees. Prior to joining GW&K in 1994, Mr. Tourigny was employed by Mutual Fund Services Company as a senior fund accountant. Mr. Tourigny received his BA in Economics from Boston College in 1991, and Masters in International Economics from Suffolk University in 2002. He is a CFA® charterholder and a member of the CFA Institute, the CFA Society Boston, the Boston Security Analysts Society, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.

Brian T. Moreland, CFA®
Mr. Moreland is a Partner and Portfolio Manager at GW&K. He is a portfolio manager for all of the firm’s municipal bond strategies, with an emphasis on trading bonds across the credit spectrum. Mr. Moreland joined GW&K in 1998 soon after graduating college. After a brief period as an operations specialist, he transitioned to the municipal bond team to support the research and trading efforts for the firm’s growing municipal bond strategies. Through the years he developed expertise in researching municipal credits and gained a deep understanding of the trading intricacies of this vast and complex market. Mr. Moreland received his BS in Finance from Boston College in 1997. He is a CFA® charterholder, and is a member of the Boston Municipal Analysts Forum, the National Federation of Municipal Analysts, the CFA Institute, and the CFA Society Boston.

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Lazard Asset Management LLC
The Adviser has entered into a sub-advisory agreement with Lazard Asset Management LLC (“Lazard”), to manage a portion of the International Equity ETF’s assets. Lazard is located at 30 Rockefeller Plaza, New York, NY, 10112. Lazard is an indirect wholly-owned subsidiary of Lazard, Inc., which shares the same address as Lazard. Lazard manages multiple accounts for a diverse client base, including private clients, institutions and investment funds. As of August 31, 2025, Lazard had $258 billion in assets under management. Total assets under management include those of Lazard Asset Management LLC (New York) and its global affiliates, Lazard Frères Gestion, Lazard Frères Banque SA and the Edgewater Funds.

Louis Florentin-Lee
Mr. Florentin-Lee is a Managing Director and Portfolio Manager/Analyst on various global equity teams, International Quality Growth and US Equity Select. He was formerly the co-Portfolio Manager/Analyst for the Lazard European Explorer Fund from 2004 and 2010. Prior to joining Lazard in 2004, Mr. Florentin-Lee was an equity research analyst at Soros Funds Limited and Schroder Investment Management. He began working in the investment industry in 1996. Mr. Florentin-Lee has a BSc (Hons) in Economic History from the London School of Economics. Louis currently serves as a Governor for The Hall School, Hampstead, London.

Barnaby Wilson, CFA®
Mr. Wilson is a Managing Director and Portfolio Manager/Analyst on various global equity teams as well as International Quality Growth. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments as a Research Analyst. He began working in the investment field in 1998. Mr. Wilson has a BA (Hons) in Mathematics and Philosophy from Balliol College, Oxford University. He is a CFA charterholder.

Robert Failla, CFA®
Mr. Failla is a Managing Director and Portfolio Manager/Analyst on the International and Global Equity platforms. Mr. Failla is a member of the International Quality Growth portfolio management team. Prior to joining Lazard in 2003, Mr. Failla was a Portfolio Manager with AllianceBernstein. He began working in the investment field in 1993. Mr. Failla has an M.B.A. from NYU’s Stern School of Business and a B.A.(Hons) from Harvard University. He is a member of the Board of Trustees of Link Education Partners and previously served on the Board of Trustees at Delbarton School in Morristown, NJ from 2007 to 2019. Mr. Failla is a CFA charterholder.

The London Company of Virginia, LLC
The Adviser has entered into a sub-advisory agreement with The London Company of Virginia, LLC (“London Co.”), to manage a portion of the U.S. Equity ETF’s assets. London Co. is located at 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226. London Co. is a registered investment adviser and was founded by Stephen M. Goddard, CFA, in 1994. London Co. provides investment management and investment advisory services to investment companies, high net worth individuals, pension and profit sharing plans, charitable organizations, state or municipal government entities, corporations and other institutional accounts. As of August 31, 2025, London Co. had $15.9 billion in assets under management.

J. Brian Campbell, CFA®
Mr. Campbell, Principal and Portfolio Manager, has served as Portfolio Manager since he joined London Co. in 2010. Prior to joining London Co., he was a Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management from 2004 to 2010. Mr. Campbell received a B.B.A in Finance (with Honors) from the University of Kentucky and his MBA from the Kelley School of Business at Indiana University. Mr. Campbell is a CFA charterholder and a member of the CFA Society Virginia.

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Stephen M. Goddard, CFA®
Mr. Goddard founded London Co. in 1994 and has served in this capacity since founding the company. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 25 years of investment experience. Mr. Goddard earned his B.A. in Economics (Distinguished) from the Virginia Military Institute and his MBA (concentration in Finance) from the University of Richmond. Mr. Goddard is a CFA charterholder.

Neuberger Berman Investment Advisers, LLC
The Adviser has entered into a sub-advisory agreement with NBIA to manage a portion of the Core Bond ETF’s assets. NBIA is a registered investment adviser with a principal office located at 1290 Avenue of the Americas, New York, New York 10104. NBIA and its affiliates (collectively, “Neuberger Berman”) provide a broad range of global investment solutions, including equity, fixed income and alternatives, to institutions and individuals through customized separately managed accounts and funds. As of September 30, 2025, Neuberger Berman had approximately $558 billion in assets under management.

David M. Brown, CFA®
David M. Brown is a Portfolio Manager for the segment of the Core Bond ETF’s assets managed by NBIA. Mr. Brown, CFA, Managing Director, rejoined the firm in 2003. Mr. Brown is Global Co-Head of Investment
Grade, Co-Head of Multi-Sector Fixed Income, a member of the Fixed Income Investment Strategy Committee, and acts as Senior Portfolio Manager on both Global Investment Grade and Multi-Sector Fixed Income strategies. Mr. Brown also leads the Investment Grade Credit team in determining credit exposures across both Global Investment Grade and Multi-Sector Fixed Income strategies. Mr. Brown initially joined the firm in 1991 after graduating from the University of Notre Dame with a BA in Government and subsequently received his MBA in Finance from Northwestern University. Prior to his return, he was a senior credit analyst at Zurich Scudder Investments and later a credit analyst and portfolio manager at Deerfield Capital. Mr. Brown has been awarded the Chartered Financial Analyst designation.

Thanos Bardas, PhD
Thanos Bardas, PhD is a Portfolio Manager for the segment of the Core Bond ETF’s assets managed by NBIA. Dr. Bardas, Managing Director, joined the firm in 1998. Dr. Bardas is the Global Co-Head of Investment Grade and serves as a Senior Portfolio Manager on Global Investment Grade and Multi-Sector Fixed income strategies. Dr. Bardas sits on the firm’s Asset Allocation Committee and Fixed Income’s Investment Strategy Committee, and is a member of the Fixed Income Multi-Sector Group. Dr. Bardas also leads the Global Rates team in determining rates exposure across various portfolio strategies and oversees both inflation and LDI investments. Dr. Bardas graduated with honors from Aristotle University, Greece, earned his MS from the University of Crete, Greece, and holds a PhD in Theoretical Physics from State University of New York at Stony Brook. Dr. Bardas holds Financial Industry Regulatory Authority, Inc. (“FINRA”) Series 7 and Series 66 licenses.

Nathan Kush
Nathan Kush is a Portfolio Manager for the segment of the Core Bond ETF’s assets managed by NBIA. Mr. Kush, Managing Director, joined the firm in 2001. Mr. Kush is a Senior Portfolio Manager for the firm’s Global Investment Grade strategies. Additionally, he is involved in investment grade credit research and previously covered the banking, brokerage, finance, insurance and REIT sectors. Before joining the Global Investment Grade team, he spent three years in Debt Capital Markets in the Investment Banking Division of Lehman Brothers. Mr. Kush earned a BS in Finance and Accounting from Tulane University and an MBA from the University of Chicago.

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Olumide Owolabi
Olumide Owolabi is a Portfolio Manager for the segment of the Core Bond ETF’s assets managed by NBIA. Mr. Owolabi, Managing Director, joined the firm in 2003. Mr. Owolabi is the Head of the U.S. Rates team and serves as a Senior Portfolio Manager on multiple Fixed Income strategies including Core Bond, Core Plus, Government and Inflation-aware investments. Mr. Owolabi has over the years held leadership, investment and research positions across multiple Fixed Income investment groups. Previously, Mr. Owolabi was a Senior Quantitative Analyst where he developed quantitative tools and valuation models in interest rates, inflation products and credit. Prior to joining the firm, he spent four years in the banking industry, the last two as an investment analyst in the Treasury and Investment group of City Express Bank Plc. Mr. Owolabi earned a BS in Mathematics from the University of Ilorin in Nigeria and an MS in Financial Mathematics from the University of Chicago. In addition, he holds FINRA Series 7 and Series 66 licenses.

Sage Advisory Services, Ltd. Co.
The Adviser has entered into a sub-advisory agreement with Sage Advisory to manage a portion of the Core Bond ETF’s assets. Sage Advisory is a registered investment adviser with a principal office is located at 5900 Southwest Parkway Building 1, Austin, Texas 78735. Sage Advisory serves the institutional and high net-worth marketplace with fixed income asset management, assets/liability solutions and global asset allocation strategies. As of August 31, 2025, Sage Advisory had approximately $28 billion in assets under management.

Robert G. Smith III
Robert G. Smith III co-founded Sage Advisory in 1996 and serves as the firm’s President and co-Chief Investment Officer. He began his career in 1970 at Moody’s Investors Services as a member of the Corporate Bond Rating Committee and then went on to Loeb, Rhodes & Co. to cover the insurance industry in the Institutional Equity Research department. Mr. Smith later worked at Merrill Lynch & Co. for 13 years in a variety of institutional research, trading and portfolio management roles in New York and London. During this period, Mr. Smith was assigned to the Saudi Arabian Monetary Agency as a Resident Financial Advisor in Riyadh responsible for managing the foreign reserves of the Central Bank. Mr. Smith received his M.B.A. in Finance from New York University Stern School of Business, is an Accredited Investment Fiduciary and a Certified Investment Management Consultant.

Thomas Urano
Thomas Urano is co-Chief Investment Officer and a Managing Partner of Sage Advisory. He leads the portfolio management team overseeing Sage Advisory’s fixed income and equity strategies. Prior to joining Sage Advisory, Mr. Urano worked at Credit Suisse Asset Management in New York trading fixed income assets and implementing investment strategy on behalf of the firm's institutional clients. Mr. Urano began his career in 1996 as a fixed income portfolio analyst with Morgan Keegan. Mr. Urano received his B.A. in Economics from The University of Texas at Austin and is a CFA charter holder and a member of the CFA Institute.

CFA® is a registered trademark owned by the CFA Institute.

Other Service Providers
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC d/b/a ACA Group (the “Distributor”), the Funds’ distributor, is a broker-dealer registered with the SEC. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101. Generally, the Distributor will not distribute Shares in aggregations less than a Creation Unit, and the Distributor does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of FINRA. The Distributor has no role in determining the policies of the Funds or the securities
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that are purchased or sold by the Funds and is not affiliated with the Adviser or Sub-Advisers or any of their respective affiliates.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund administrator, fund accountant, and transfer agent for the Funds.

U.S. Bank National Association, located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian for the Funds.

Derivative Actions
Pursuant to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and subject to the limitations disclosed in the Declaration of Trust, a Fund shareholder may only bring a derivative action if (i) the shareholder or shareholders make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed (as defined in the Declaration of Trust); (ii) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding voting securities of the Trust, or 10% of the outstanding voting securities of the series or class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and (iii) the Board of Trustees is afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least 10% of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws.
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Shareholder Information

How to Buy and Sell Shares
The Funds issue and redeem Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. Each AP must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell individual Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares of a Fund varies over time based on the Fund’s trading volume and market liquidity and is generally lower if a Fund has a lot of trading volume and market liquidity and higher if a Fund has little trading volume and market liquidity.

Because of the costs of buying and selling Shares, frequent trading may reduce investment return and an investment in a Fund may not be advisable for investors who anticipate regularly making small investments.

Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares
The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to adopt a written policy restricting frequent trading in the Funds, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep
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Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value
The Funds’ NAV is calculated by dividing the value of each Fund’s total assets, less its liabilities, by the number of its Shares outstanding. In calculating a Fund’s NAV, portfolio securities are valued using current market values or official closing prices, if available. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below). The Funds’ NAV is calculated at the close of regular trading of the NYSE (which is generally 4:00 p.m., Eastern time). The Funds’ NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Funds will calculate their respective NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The International Equity ETF invests in securities listed on foreign exchanges that trade on weekends or other days when the Fund’s NAV is not priced, which may cause the Fund’s NAV to change during times when the Fund is not available for purchase or sale.

Fair Value Pricing
The Adviser, subject to oversight by the Board of Trustees has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the Adviser’s fair value methodologies. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.

Dividends, Distributions, and Taxes

Dividends and Distributions
The Funds intend to make distributions of net investment income and net capital gain, if any, at least annually. The Funds will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
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Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Intermediate Municipal Bond ETF intends to make distributions to shareholders that are exempt from federal income tax, in the form of exempt-interest dividends. However, some of the Fund’s distributions other than exempt-interest dividends may be taxed as ordinary income or capital gains (or a combination). The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Income exempt from federal income tax may be subject to state and local income tax. You may also be subject to tax on distributions of any net capital gain made by the Fund. The federal income tax status of all distributions made by the Fund for the preceding year will be reported annually to shareholders.

The Funds intend to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended. If it meets certain minimum distribution requirements, a RIC is not subject to federal income tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions
For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by a Fund
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from U.S. corporations, subject to certain limitations. Due to the principal investment strategies of the Core Bond ETF and the Intermediate Municipal Bond ETF, described above, such Funds may have only a limited amount of or no qualified dividend income to distribute.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). With the exception of the Intermediate Municipal Bond ETF’s exempt-interest dividends, the Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. Exempt-interest dividends are not includable in a shareholder’s investment income for purposes of the NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund Shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Funds shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund Shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to a Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund Shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund Shares through a foreign
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intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Funds (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of capital gain dividends received or deemed to be received with respect to such Shares and disallowed to the extent of the amount of exempt-interest dividends, if any, received by the shareholder with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Funds may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Funds may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Funds to realize investment income and/or capital gains or losses that they might not have realized if they had completely satisfied the redemption in-kind. As a result, the Funds may be less tax efficient if they include such a cash payment in the proceeds paid upon the redemption of Creation Units.

Foreign Investments by the Fund
Interest and other income received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties or conventions between certain countries and the United States may reduce or eliminate such taxes. If, as of the close of a taxable year, more
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than 50% of the value of a Fund’s assets consists of certain foreign stock or securities, the Fund will be eligible to elect to “pass through” to investors the amount of certain qualifying foreign income and similar taxes paid by the Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Funds (or their administrative agents) will notify you if they make such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Tax Considerations
The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be taxed on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Tax Matters” in the SAI.

Premium/Discount Information

Information regarding how often Shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds can be found on the Funds’ website at www.activepassive.com.

Additional Notices

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Funds make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.

Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for the fiscal periods shown. Certain information reflects financial results for a single share of a Fund. The total returns in each table represent the rate that you would have earned or lost on an investment in a Fund (assuming you reinvested all distributions). This information has been derived from the Funds’ financial statements and financial highlights which have been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Funds, whose report, along with the Funds’ financial statements, are included in the Funds’ 2025 Annual Report to Shareholders, which is available upon request.

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ActivePassive Core Bond ETF
Per Share Data:

	Year Ended August 31		Period Ended August 31, 2023(a)
	2025	2024
Net asset value, beginning of period	$30.06	$29.18	$30.00

Investment operations:
Net investment income(b)(c)	1.28	1.18	0.35
Net realized and unrealized gain (loss) on investments (d)	(0.35)	0.81	(0.93)
Total from investment operations	0.93	1.99	(0.58)

Less distributions from:
Net investment income	(1.27)	(1.11)	(0.24)
Net realized gains	(0.09)	—	—
Total distributions	(1.36)	(1.11)	(0.24)
ETF transaction fees per share	0.01	—	—

Net asset value, end of period/year	$29.64	$30.06	$29.18

Total return(e)	3.28%	7.02%	-1.96%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$879,629	$737,983	$99,933
Ratio of expenses to average net assets(f)(g)	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets(f)(g)	4.35%	4.03%	3.58%
Portfolio turnover rate(e)(h)	47%	125%	13%
(a)    Inception date of the Fund was May 2, 2023.
(b)    Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)    Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.
(d)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(e)    Not annualized for periods less than one year.
(f)    Annualized for periods less than one year.
(g)    These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.
(h)    Portfolio turnover rate excludes in-kind transactions.
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ActivePassive Intermediate Municipal Bond ETF
Per Share Data:

	Year Ended August 31		Period Ended August 31, 2023(a)
	2025	2024
Net asset value, beginning of period	$24.93	$24.39	$25.00

Investment operations:
Net investment income(b)(c)	0.65	0.60	0.17
Net realized and unrealized gain (loss) on investments(d)	(0.02)	0.47	(0.66)
Total from investment operations	0.63	1.07	(0.49)

Less distributions from:
Net investment income	(0.64)	(0.53)	(0.12)
Total distributions	(0.64)	(0.53)	(0.12)
ETF transaction fees per share	0.00(e)	—	—
Net asset value, end of period	$24.92	$24.93	$24.39

Total return(f)	2.57%	4.47%	-1.94%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$186,884	$139,630	$30,490
Ratio of expenses to average net assets(g)(h)	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets(g)(h)	2.64%	2.45%	2.14%
Portfolio turnover rate(f)(i)	23%	104%	0%
(a)    Inception date of the Fund was May 2, 2023.
(b)    Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)    Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.
(d)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(e)    Amount represents less than $0.005 per share.
(f)    Not annualized for periods less than one year.
(g)    Annualized for periods less than one year.
(h)    These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.
(i)    Portfolio turnover rate excludes in-kind transactions.
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ActivePassive International Equity ETF
Per Share Data:

	Year Ended August 31		Period Ended August 31, 2023(a)
	2025	2024
Net asset value, beginning of period	$29.84	$25.25	$24.73

Investment operations
Net investment income(b)(c)	0.76	0.81	0.20
Net realized and unrealized gain (loss) on investments(d)	4.03	3.95	0.32
Total from investment operations	4.79	4.76	0.52

Less distributions from:
Net investment income	(0.60)	(0.17)	—
Total distributions	(0.60)	(0.17)	—

Net asset value, end of period	$34.03	$29.84	$25.25

Total return(e)	16.47%	18.90%	2.12%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$884,058	$801,136	$77,022
Ratio of expenses to average net assets(f)(g)	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets(f)(g)	2.47%	2.88%	2.39%
Portfolio turnover rate(e)(h)	33%	63%	15%
(a)    Inception date of the Fund was May 2, 2023.
(b)    Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)    Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.
(d)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(e)    Not annualized for periods less than one year.
(f)    Annualized for periods less than one year.
(g)    These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.
(h)    Portfolio turnover rate excludes in-kind transactions.
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ActivePassive U.S. Equity ETF
Per Share Data:

	Year Ended August 31		Period Ended August 31, 2023(a)
	2025	2024
Net asset value, beginning of period	$34.70	$27.42	$24.75

Investment operations:
Net investment income(b)(c)	0.36	0.33	0.12
Net realized and unrealized gain (loss) on investments(d)	4.66	7.07	2.55
Total from investment operations	5.02	7.40	2.67

Less distributions from:
Net investment income	(0.28)	(0.12)	—
Total distributions	(0.28)	(0.12)	—

Net asset value, end of period	$39.44	$34.70	$27.42

Total return(e)	14.52%	27.08%	10.78%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$2,023,039	$1,587,666	$180,280
Ratio of expenses to average net assets(f)(g)	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets(f)(g)	1.02%	1.02%	1.39%
Portfolio turnover rate(e)(h)	19%	55%	9%
(a)    Inception date of the Fund was May 2, 2023.
(b)    Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)    Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.
(d)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(e)    Not annualized for periods less than one year.
(f)    Annualized for periods less than one year.
(g)    These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.
(h)    Portfolio turnover rate excludes in-kind transactions.
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Investment Adviser
Envestnet Asset Management, Inc.
222 N. LaSalle St., Suite 625
Chicago, IL 60601

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

ActivePassive ETFs
Each a Series of Trust for Professional Managers

FOR MORE INFORMATION

You may find additional information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI dated December 29, 2025 is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. The Funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ prior fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You can obtain a free copy of these documents, request other information, such as the Funds’ financial statements, or make general inquiries about the Funds by calling the Funds at 1-800-617-0004 (toll-free) or by visiting www.activepassive.com.

Shareholder reports and other information about the Funds are also available:

•free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

_______________________________________________
(The Trust’s SEC Investment Company Act of 1940 file number is 811‑10401.)

ActivePassive Core Bond ETF	(APCB)
ActivePassive Intermediate Municipal Bond ETF	(APMU)
ActivePassive International Equity ETF	(APIE)
ActivePassive U.S. Equity ETF	(APUE)

Listed on NYSE Arca, Inc.

Statement of Additional Information
December 29, 2025

This Statement of Additional Information (“SAI”) provides general information about the ActivePassive Core Bond ETF (the “Core Bond ETF”), ActivePassive Intermediate Municipal Bond ETF (the “Intermediate Municipal Bond ETF”), ActivePassive International Equity ETF (the “International Equity ETF”) and the ActivePassive U.S. Equity ETF (the “U.S. Equity ETF”) (each, a “Fund”, and together, the “Funds”), each a series of Trust for Professional Managers (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current Prospectus dated December 29, 2025 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. The audited financial statements of the Funds for the fiscal year ended August 31, 2025 are incorporated herein by reference from the Funds’ 2025 Annual Report to Shareholders on Form N-CSR. A copy of the Prospectus and/or the Funds’ Annual Report to Shareholders may be obtained without charge, by calling 1-800-617-0004, or by visiting www.activepassive.com.

The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Each Fund is one series formed by the Trust. Each Fund is a diversified series of the Trust and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Funds are represented by shares of beneficial interest (“Shares”) each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offer and issue Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in the event of any dissolution or liquidation of a Fund, the shareholders of the Fund being liquidated are entitled to receive a pro rata distribution out of the net assets, net of the liabilities, belonging to that Fund. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As is the case with other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.

Envestnet Asset Management, Inc. (the “Adviser” or “Envestnet”) serves as the Funds’ investment adviser.

Investment Policies, Strategies and Associated Risks

Investment Objective
The Core Bond ETF seeks to provide current income consistent with low volatility of principal. The Intermediate Municipal Bond ETF seeks to provide current income that is exempt from federal income taxes consistent with low volatility of principal. The International Equity ETF and the U.S. Equity ETF seek to provide long-term capital appreciation.

There is no assurance that a Fund will achieve its investment objective. Each Fund allocates its assets between active and passive investment strategies. Each Fund’s passive allocation seeks to provide investment results that, before expenses, correspond to the performance of an underlying index (each, an “Underlying Index”), as set forth in the Prospectus. The following discussion supplements the description of each Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions - Fundamental Investment Restrictions” below), the Funds’ investment objectives, strategies and policies are not fundamental and may be changed by the sole action of the Board of Trustees, without shareholder approval. While the Funds are permitted to hold securities and to engage in various strategies as described hereafter, they are not obligated to do so.

Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, the standard or percentage limitation is determined immediately after and as a result of the Fund’s acquisition or sale of the security or other asset. Accordingly, except with respect to borrowing and illiquid investments, any subsequent changes in values, net assets or other circumstances are not considered when determining whether an investment complies with a Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive securities, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell these investments as soon as reasonably practicable while trying to maximize the return to Fund shareholders.

Diversification
The Funds are diversified. Under applicable federal laws, to qualify as a diversified fund, a Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Funds are diversified, the Funds are less subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities.

General Market Risks
Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the risks associated with an investment in a Fund may be increased. Continuing market problems may have adverse effects on a Fund.

Cybersecurity
With the Internet and other technologies being essential to conducting business, the Funds are susceptible to greater operational and information security risks through breaches in cybersecurity. Cybersecurity breaches include, without limitation, infection by computer viruses and unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cybersecurity breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ systems. A cybersecurity breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine the Funds’ NAV, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result. In addition, because the Funds work closely with third-party service providers (e.g., custodians), indirect cybersecurity breaches at such third-party service providers may subject Fund shareholders to the same risks associated with direct cybersecurity breaches. Further, indirect cybersecurity breaches at an issuer of securities in which the Funds invest may similarly negatively impact Fund shareholders because of a decrease in the value of these securities. While the Funds have established risk management systems designed to reduce the risks associated with cybersecurity breaches, there can be no assurances that such measures will be successful particularly since the Funds do not control the cybersecurity systems of issuers or third-party service providers.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”). Each share of an ETF represents an undivided ownership interest in the portfolio of securities held by that ETF. An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day.

Passive ETFs attempt to achieve the same investment return as that of a particular market index. To mirror the performance of a market index, an ETF invests either in all of the securities in a particular index in the same proportion that is represented in the index itself or in a representative sample of securities in a particular index in a proportion meant to track the performance of the entire index. Such ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because such ETFs have operating expenses and transaction costs, while a market index does not, they typically will be unable to match the performance of the index exactly. Alternatively, some ETFs use active investment strategies instead of tracking broad market indices and, as a result, may incur greater operating expenses and transactions costs than traditional ETFs. Investments in ETFs are investments in other investment companies. See “Other Investment Companies” below.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically

50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and can be redeemed into the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any discrepancies between the market price of the ETF’s shares in the secondary market and the net asset value per share of the ETF’s portfolio, which helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

The Funds intend to be long-term investors in ETFs and do not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so.

The Funds will invest in ETF shares only if the ETF is registered as an investment company (see “Other Investment Companies” below) under the 1940 Act. If an ETF in which a Fund invests ceases to be a registered investment company, the Fund will dispose of the securities of the ETF as soon as practicable while trying to maximize the return to the Fund’s shareholders. Furthermore, in connection with its investment in ETF shares, a Fund will incur various costs. A Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, the Funds are subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, director/trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the net asset value of ETFs and therefore the shares representing a beneficial interest therein.

There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds may principally invest are each granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount.

Other Investment Companies
Each Fund may invest in shares of other investment companies, including money market mutual funds, other mutual funds or ETFs. The Funds’ investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Funds from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of a Fund (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by a Fund and all affiliated persons of a Fund; and (ii) a Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when such Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Funds bear directly in connection with their own operation, the Funds also bear their pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

A Fund may also rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Foreign Investments and Currencies (International Equity ETF and Core Bond ETF Only)
The Funds may invest in securities of foreign issuers that are not publicly traded in the United States. The Funds may also invest in American depositary receipts (“ADRs”), European depositary receipts (“EDRs”) and Global depositary receipts (“GDRs”), foreign securities traded on a national securities market, and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below).

Depositary Receipts. The Funds may invest their assets in securities of foreign issuers in the form of depositary receipts, including ADRs, EDRs and GDRs, which are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Funds’ investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.

Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Funds may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Many foreign securities in which the Funds invest will be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Funds’ foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the securities in which the Funds may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Forward Currency Contracts. The Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Funds will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Borrowing
As a non-principal investment strategy, the Funds may borrow money for investment purposes, which is a form of leveraging, to the extent permitted by the 1940 Act. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s net asset value and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Funds. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Funds will have to pay, the Funds’ net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Funds will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Funds may also borrow funds to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Funds to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Funds creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio.

Securities Lending
As a non-principal strategy, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of a Fund’s total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker. For loans secured by cash, the Funds retain the interest earned on cash collateral, but the Funds are required to pay the borrower a rebate for the use of the cash collateral.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities (although any fee income representing dividend payments will not qualify as “qualified dividend” income), and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligation to the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Funds started engaging in securities lending during the fiscal year ended August 31, 2025.

Debt Securities (Core Bond ETF and Intermediate Municipal Bond ETF Only)
The Funds may invest in debt securities. Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of the Fund’s investments, changes in relative values of the currencies in which the Fund’s investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by the Fund, and a decline in interest rates will increase the value of fixed-income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and other criteria set forth for the Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of a Fund will vary as the aggregate value of the Fund’s portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that the Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the NAV of the Fund’s shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody’s Investor Services, Inc. or BBB- or better by Standard & Poor’s Rating Services or comparable non-rated securities. Non-rated securities will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Adviser, where applicable, deems it in the best interest of the Fund’s shareholders.

The ratings of fixed-income securities by a nationally recognized statistical rating organization are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Adviser will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Equity Securities (U.S. Equity ETF and International Equity ETF Only)
An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. Consequently, the issuer’s convertible securities may be viewed as having more risk than its senior debt securities, but less risk than its common stock.

A Fund may invest in small, medium or large capitalization companies. The risks of investing in companies in general include business failure and reliance on erroneous reports. Small- and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets, or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, they do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. The Funds may also invest in the securities of micro-size companies, which are subject to substantially the same risks as those of the securities of small-size companies.

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-size companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits and the issuer’s management capability and practices.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Municipal Securities (Core Bond ETF and Intermediate Municipal Bond ETF Only)
The Funds may invest in municipal securities. Municipal Securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax-exempt securities are generally classified by their source of payment. The Funds’ investments in municipal securities may include tax anticipation notes, bond anticipation notes, revenue anticipation notes and general obligation bonds. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, tax anticipation notes are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. Revenue anticipation notes are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. Bond anticipation notes are securities issued by municipalities to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the bond anticipation notes.

For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Timely payments on general obligation bonds depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

Illiquid Investments
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, each Fund may invest up to 15% of its net assets in “illiquid investments.” For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, a Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Funds may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

When-Issued Securities (Core Bond ETF and Intermediate Municipal Bond ETF Only)
The Funds may from time to time purchase securities on a “when-issued” basis. When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund, and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund’s intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund’s assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund’s NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund’s NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, the Fund’s commitments to purchase securities on a when-issued basis. The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Options, Futures and Other Strategies
General. As a non-principal strategy, the Funds may use certain options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Funds’ ability to use Financial Instruments will be limited by tax considerations (see “Federal Income Tax Matters”). On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies as Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4 a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. Each Fund limits its derivatives exposure to 10% of its net assets and qualifies as a “limited derivatives user” for purposes of Rule 18f-4.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Funds’ investment objective and permitted by the Funds’ investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

(3)As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-

party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Funds.

(4)Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover their potential obligations to the extent not covered as provided in (1) above. The Funds will set aside cash or liquid assets in an account with their custodian, U.S. Bank National Association (the “Custodian”), in the prescribed amount as determined daily to provide cover for these instruments if obligated contractually or otherwise to do so.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange, the NYSE American and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the NYSE Arca Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, and the Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

The Funds may use futures solely for the purpose of equitizing cash positions. Futures will not be used for speculative purpose. The Funds will hold amounts of cash equivalents equal to the excess of the notional amount of the contract over the amount deposited as collateral upon purchasing a futures contract.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Funds may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Commodity Pool Operator Exclusion. To the extent the Funds invest in commodity interests, the Adviser will operate the Funds in compliance with the requirements of Rule 4.5 under the Commodity Exchange Act (the “CEA”). As a result, the Funds are not deemed to be “commodity pools” under the CEA and will be limited in their ability to use futures and options on futures or commodities or engage in swap transactions other than for bona fide hedging purposes. Provided the Funds operate within the limits of Rule 4.5, the Adviser will be excluded from registration with the National Futures Association and regulation under the CEA and the Adviser will not be deemed to be a “commodity pool operator” with respect to the operations of the Funds. If the Funds were no longer able to claim the exclusion, the Funds and the Adviser, to the extent trading in commodity interests, would be subject to regulation and registration under the CEA.

To the extent the Adviser can no longer rely on the Rule 4.5 exclusion, the impact on the Funds of CFTC requirements is uncertain. CFTC-mandated disclosure, reporting and recordkeeping obligations, which have been “harmonized” with the overlapping SEC obligations, will apply with respect to the Funds. The effects of these regulatory changes could reduce investment returns or limit a Fund’s ability to implement its investment strategy. Investors in the Funds and their financial advisers should consider whether a Fund’s potential status as a “commodity pool” impacts their operations or status under the CEA in deciding whether to invest in the Funds.

Temporary Investments
The Funds may take temporary defensive measures that are inconsistent with the Funds’ normal fundamental or non-fundamental investment limitations and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser or a Sub-Adviser (defined below). Such measures include investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Funds; (3) repurchase agreements involving any such securities; and (4) money market funds or other money market instruments. There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objectives.

Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the applicable Fund. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Each Fund may not:

1.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act;

2.Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.Concentrate its investments (i.e., invest 25% or more of its net assets, calculated at the time of purchase and taken at market value), in securities of issuers in any one industry except that the Fund will concentrate to approximately the same extent that the Underlying Index (as defined in the Prospectus)

concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities and tax-exempt securities of state or municipal governments and their political subdivisions, agencies or instrumentalities and (iii) repurchase agreements collateralized by the instruments described in clause (ii), are not considered to be issued by members of any industry;

4.Purchase or sell real estate unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

5.Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities; or

6.Make loans, except to the extent permitted under the 1940 Act.

In addition to the Fundamental Investment Restrictions listed above, the Intermediate Municipal Bond ETF may not:

7.     Make any changes to its policy of investing, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. municipal bond securities that are exempt from U.S. federal income tax.

In determining their compliance with the fundamental investment restriction on concentration, the Funds will look through to the underlying holdings of any affiliated investment company and will consider their entire investment in any investment company that has a policy to concentrate, or has otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. In determining its compliance with the fundamental investment restriction on concentration, the Funds will also look through to the user or use of private activity municipal bonds to determine their industry.

Non-Fundamental Investment Restriction
The following lists the non-fundamental investment restrictions applicable to the Funds. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of a Fund.

Each Fund may not:

1.Invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities(1).
In addition to the non-fundamental investment restriction listed above, each of the Core Bond ETF, the International Equity ETF and the U.S. Equity ETF may not:

2.Change its investment policy of investing at least 80% of its net assets in investments suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

(1)The term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Except with respect to the limitation on borrowing, if a Fund is in compliance with a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus at the time that a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

Exchange Listing and Trading
Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares from the listing under any of the following circumstances: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (ii) a Fund no longer complies with the Exchange’s requirements for Shares; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of a Fund from listing and trading upon termination of a Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

Management of the Funds

Board of Trustees
The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of six individual Trustees (each, a “Trustee,” and collectively, the “Trustees”). The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.
Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	Professor Emeritus, Department of Accounting (June 2019-present), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	31	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022).	Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee Chairperson	Indefinite Term; Since April 6, 2022 Three Year Term; Since April 18, 2025	31	Retired; President and Chief Operating Officer, Olstein Capital Management, L.P. (asset management firm) (2000-2020).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020).	Director, Peoples Financial Services Corp. (a publicly-traded bank holding company) (2022-present); Director, Century Communities, Inc. (a publicly-traded homebuilding company) (2023-present).
Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	President and Chief Executive Officer, Greater Milwaukee Foundation (2024-present); Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-2024).	N/A
Officers
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	President and Principal Executive Officer	Indefinite Term; Since April 18, 2025	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Since April 18, 2025	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021).	N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2019-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Julie A. Keller 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Assistant Treasurer	Indefinite Term; Since February 28, 2025	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Marissa J. Pawlinski 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1996	Assistant Secretary	Indefinite Term; Since January 18, 2024	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022); Legal Intern, City of Brookfield (2020-2021); Student, Marquette University Law School (2019-2021).	N/A

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor (defined below),

Custodian, and the Funds’ administrator and transfer agent, each of which are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Distributor, Custodian, and the Funds’ administrator and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are generally held five times per year, and at such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is composed of six Independent Trustees – Dr. Michael D. Akers, Gary A. Drska, Vincent P. Lyles, Erik K. Olstein, Lisa Zúñiga Ramírez and Gregory M. Wesley. The Trust does not have a Trustee that is an “interested person” (as defined by the 1940 Act) of the Trust (the “Interested Trustee”). Accordingly, all of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or service provider to the Trust or any underlying fund. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Erik K. Olstein, is an Independent Trustee.

In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the unaffiliated nature of each investment adviser and the funds managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.
The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows these Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, business continuity risk, etc.), the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustees designated as the Audit Committee’s “audit committee financial experts” meet with the Treasurer and the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his or her continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers previously served as an independent trustee of USA Mutuals, an open-end investment company, from 2001 to June 2021. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting at Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as an investment company trustee and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska previously served as an independent trustee of USA Mutuals from 2001 to June 2021. Mr. Drska previously served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, from 1986 to September 2021. Through his experience as an investment company trustee, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Vincent P. Lyles. Mr. Lyles has served as an Independent Trustee of the Trust since 2022. Mr. Lyles has served as Executive Director of Milwaukee Succeeds since January 2023. He previously served as System Vice President of Community Relations at Advocate Aurora Health Care from 2019 to 2022. He served as an Independent Director of BMO Funds, Inc., an open-end investment company, from 2017 to 2022. Mr. Lyles is a board member and finance committee member of Badger Mutual Insurance Company and a Trustee and member of the Committee of Student Experience & Mission on the Board of Trustees at Marquette University. Mr. Lyles previously served as President and Chief Executive Officer of the Boys & Girls Club of Greater Milwaukee from 2012 to 2018, President of M&I Community Development Corporation from 2006 to 2011, and as a Director of Public Finance of Robert W. Baird & Co. from 1995 to 2006. He received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1987. Through his experience as an investment company trustee and his employment experience, Mr. Lyles is experienced with legal, financial, accounting, regulatory and investment matters.

Erik K. Olstein. Mr. Olstein has served as an Independent Trustee of the Trust since 2022 and Chairperson since 2025. Mr. Olstein served as President and Chief Operating Officer from 2000 to 2020 and Vice President of Sales and Chief Operating Officer from 1995 to 2000 at Olstein Capital Management, L.P., an asset management firm he co-founded. During his time at Olstein Capital Management, L.P., Mr. Olstein was responsible for fiduciary oversight and management of The Olstein Funds, an open-end investment company, where he served as Trustee, Secretary and Assistant Treasurer from 1995 to 2018. Mr. Olstein currently serves as President and Trustee of the Board of Trustees of the Trinity-Pawling School and has previously held Board positions with the American Friends of the National Museum of the Royal Navy, National Maritime Historical Society and U.S. Naval Service Personal Education Assistance Fund. Through his experience as an investment company trustee and his employment experience, Mr. Olstein is experienced with financial, accounting, regulatory and investment matters.

Lisa Zúñiga Ramírez, CFA®, FSA. Ms. Ramírez has served as an Independent Trustee of the Trust since 2022. Ms. Ramírez has served on the Board of Directors of Peoples Financial Services Corp., a publicly-traded bank holding company, since 2022, and on the Board of Directors of Century Communities, Inc., a publicly-traded homebuilding company, since 2023. Ms. Ramírez served as Senior Portfolio Manager at Segall Bryant & Hamill, LLC, an asset management firm, from 2018 to 2020. She served as Partner and Senior Portfolio Manager from 2009 to 2018, Partner and Senior Equity Analyst from 2002 to 2009 and Equity Analyst from 1997 to 2002 at Denver Investments, LLC, an asset management firm that was acquired by Segall Bryant & Hamill, LLC in 2018. Ms. Ramírez currently serves as an Independent Director on the Bow River Capital Advisory Board, an asset management firm, and is a Director of the Denver Employees Retirement Plan. In addition, she serves on the boards of The Denver Foundation, NACD (National Association of Corporate Directors) Colorado Chapter, the Boettcher Foundation and Vuela for Health. Ms. Ramírez is a CFA® charterholder (CFA® is a registered trademark owned by the CFA Institute) and holds the Fundamentals of Sustainability Accounting (FSA) credential from the Sustainability Accounting Standards Board. Through her employment experience, Ms. Ramírez is experienced with financial, accounting, ESG (environmental, social and governance), regulatory and investment matters.

Gregory M. Wesley. Mr. Wesley has served as an Independent Trustee of the Trust since 2022. Mr. Wesley has served as President and Chief Executive Officer of the Greater Milwaukee Foundation since 2024. Prior to his current role at the Greater Milwaukee Foundation, he was Senior Vice President of Strategic Alliances and Business Development at the Medical College of Wisconsin from 2016 to 2024. Prior to his role at the Medical College of Wisconsin, he was a Partner at MWH Law Group LLP, a law firm during 2016, and a Partner at Gonzalez, Saggio & Harlan LLP, a law firm from 2002 to 2016. Mr. Wesley serves on the Board of Directors of the Metropolitan Milwaukee Association of Commerce, MHS Health Wisconsin, Versiti, Inc., and the Greater Milwaukee Committee. He also serves on the Board of Trustees of the Johnson Foundation at

Wingspread. He previously sat on the Board of Trustees of the Medical College of Wisconsin from 2009 to 2016, the Board of Directors of Park Bank Milwaukee from 2015 to 2020, and the Board of Trustees of the Greater Milwaukee Foundation from 2016 to 2024. Mr. Wesley received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1997. Through his sustained employment and board experience, Mr. Wesley is experienced with legal, financial, accounting, regulatory and investment matters.

Trustee Ownership of Shares
As of December 31, 2024, the following Trustees beneficially owned shares of certain series of the Trust as follows. No other Trustee or officer of the Trust beneficially owned shares of the Funds or any other series of the Trust.

Dollar Range of Shares Owned in the:
Trustee	Core Bond ETF	Intermediate Municipal Bond ETF	International Equity ETF	U.S. Equity ETF	Aggregate Dollar Range of Shares Owned of Series in the Trust
Lisa Zúñiga Ramírez	None	None	None	None	Over $100,000
Gregory M. Wesley	None	None	None	None	$10,001–$50,000

Furthermore, as of December 31, 2024, neither the Independent Trustees nor members of their immediate families, owned securities beneficially or of record in the Adviser, the Sub-Advisers, the Distributor, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Sub-Advisers, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Sub-Advisers, the Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Funds, the Trust, any officer of the Trust, the Adviser, the Sub-Advisers, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Funds, the Trust, any officer of the Trust, the Adviser, the Sub-Advisers, the Distributor, or any of their affiliates.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence. Dr. Akers, the designated Audit Committee chair (through December 31, 2025), and Ms. Ramírez, the designated Audit Committee chair (effective January 1, 2026), serve as the Audit Committee’s “audit committee financial experts,” as stated in the annual reports relating to the series of the Trust. During the Funds’ past fiscal year, the Audit Committee met once with respect to the Funds.

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating Committee Charter. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. During the Funds’ past fiscal year, the Nominating Committee met once.

Trustee Compensation
The Independent Trustees fees are paid to the Trust by the Adviser under the Funds’ unitary fee structure. These fees are not paid by the Funds. Effective January 1, 2026, the Independent Trustees receive from the Trust an annual retainer of $120,000(1), $7,500(1) for each regular Board meeting attended and $1,000 for each special Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Members of the Audit Committee receive $2,000 for each meeting of the Audit Committee attended. The chair of the Audit Committee receives an annual retainer of $10,000(1). Effective April 18, 2025, the Board chair of the Trust receives an annual retainer of $10,000. For the fiscal year ended August 31, 2025, the Trustees received the following compensation from the Adviser:

Name of Person/Position	Aggregate Compensation paid by the Adviser				Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Trust(3) Paid to Trustees
	Core Bond ETF(2)	Intermediate Municipal Bond ETF(2)	International Equity ETF(2)	U.S. Equity ETF(2)
Dr. Michael D. Akers, Independent Trustee(4)	$4,845	$4,845	$4,845	$4,845	None	None	$162,500
Gary A. Drska, Independent Trustee(4)	$4,561	$4,561	$4,561	$4,561	None	None	$153,750
Vincent P. Lyles Independent Trustee(4)	$4,561	$4,561	$4,561	$4,561	None	None	$153,750
Erik K. Olstein Independent Trustee and Chairperson(4)(5)	$4,642	$4,642	$4,642	$4,642	None	None	$156,250
Lisa Zúñiga Ramírez Independent Trustee(4)(6)	$4,561	$4,561	$4,561	$4,561	None	None	$153,750
Gregory M. Wesley Independent Trustee(4)	$4,561	$4,561	$4,561	$4,561	None	None	$153,750
John P. Buckel Interested Trustee(7)	None	None	None	None	None	None	None
(1)    Prior to January 1, 2026, the Independent Trustees received an annual retainer of $115,000 and $6,500 for each regular Board meeting attended. Prior to January 1, 2025, the Independent Trustees received an annual retainer of $100,000, $4,500 for each regular Board meeting attended, and the chair of the Audit Committee received an annual retainer of $5,000.
(2)    Trustees’ fees and expenses are allocated among the Funds and any other series comprising the Trust.
(3)    There are currently twenty-seven other series comprising the Trust.
(4)    Audit Committee member.
(5)    Appointed Chairperson of the Trust effective April 18, 2025.
(6)     Audit Committee chair.
(7)    Mr. Buckel served as an Interested Trustee and Chairperson of the Trust until April 17, 2025.

Principal Shareholders, Control Persons, and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. As of December 1, 2025, to the best of the Trust’s knowledge, no person was a control person of a Fund, and all Trustees and officers as a group owned beneficially (as defined in Section 13(d) under the Securities Exchange Act of 1934, as amended) less than 1% of the outstanding shares of each Fund.

As of December 1, 2025, the following shareholders were considered to be principal shareholders of the Funds:

Principal Shareholders of the Core Bond ETF
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 200 Liberty Street New York, NY 10281	68.76%	Record	Fidelity Global Brokerage Group, Inc.	DE
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	20.85%	Record	N/A	N/A

Principal Shareholders of the Intermediate Municipal Bond ETF
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 200 Liberty Street New York, NY 10281	63.39%	Record	Fidelity Global Brokerage Group, Inc.	DE
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	26.78%	Record	Pershing Group LLC	DE
LPL Financial LLC 4707 Executive Drive San Diego, CA 92121-3091	5.62%	Record	N/A	N/A

Principal Shareholders of the International Equity ETF
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 200 Liberty Street New York, NY 10281	73.13%	Record	Fidelity Global Brokerage Group, Inc.	DE
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	15.80%	Record	N/A	N/A

Principal Shareholders of the U.S. Equity ETF
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 200 Liberty Street New York, NY 10281	73.26%	Record	Fidelity Global Brokerage Group, Inc.	DE
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	16.43%	Record	N/A	N/A

Investment Adviser
Investment advisory services are provided to the Funds by Envestnet Asset Management, Inc., 222 N. LaSalle St., Suite 625, Chicago, IL 60601, pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Advisory Agreement”). As of the date of this SAI, the Adviser is a wholly owned subsidiary of Envestnet, Inc., a Delaware corporation who, through its affiliated companies, provides technology-enabled, Web-based investment solutions and services to financial advisers. Envestnet, Inc., is controlled by Bain Capital Private Equity, LP. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds’ investments.

The Advisory Agreement will continue in effect for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of each Fund’s outstanding voting securities; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in-person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of each Fund, upon 60 days’ written notice to the Adviser when authorized by either: (i) a majority vote of the outstanding voting securities of each Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment” (as defined under the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund a unitary management fee, which is calculated daily and paid monthly, at an annual rate equal to each Fund’s average daily net assets, as specified below.

Name of Fund	Management Fee
Core Bond ETF	0.35%
Intermediate Municipal Bond ETF	0.35%
International Equity ETF	0.45%
U.S. Equity ETF	0.30%

Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund except interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to the Adviser.

For the fiscal period from May 2, 2023 (commencement of operations) through August 31, 2023 and the fiscal years ended August 31, 2024 and August 31, 2025, the Adviser received the following advisory fees from each Fund:

Advisory Fee Paid During Fiscal Periods/Years Ended August 31
Fund	2025	2024	2023*
Core Bond ETF	$2,748,582	$1,299,392	$105,625
Intermediate Municipal Bond ETF	$558,192	$279,764	$32,777
International Equity ETF	$3,827,692	$1,687,414	$102,214
U.S. Equity ETF	$5,192,617	$2,375,960	$157,362
* For the fiscal period May 2, 2023 (commencement of operations) through August 31, 2023.

Investment Sub-Advisers
Causeway Capital Management LLC (“Causeway”), GW&K Investment Management, LLC (“GW&K”), Lazard Asset Management LLC (“Lazard”), Neuberger Berman Investment Advisers LLC (“NBIA”), Sage Advisory Services, Ltd. Co. (“Sage Advisory”), and The London Company of Virginia, LLC (“London Co.”) each serve as a sub-adviser to the applicable Fund (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). It is the Adviser’s responsibility to select sub-advisers for the Funds that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance.

The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter monitoring the Sub-Advisers’ performance for compliance with each Fund’s investment objectives and strategies, as well as adherence to its investment style. The Adviser also conducts performance evaluations through in-person, telephonic and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Trust applied for, and the SEC has granted, an exemptive order with respect to the Funds that permits the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Funds’ initial shareholders. Within 90 days of retaining a new sub-adviser, shareholders of the Funds will receive notification of the change.

The Adviser pays each Sub-Adviser on a monthly basis an annual fee of the net assets of the Fund allocated to that Sub-Adviser by the Adviser, which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. In determining the compensation structure for sub-advisers, the Adviser employs the following general criteria: (i) the type of asset class managed by the sub-adviser; (ii) the current market rate; (iii) the sub-adviser’s standard compensation rate for similar programs; and (iv) the anticipated asset flow for the Fund. The Funds are not responsible for the payment of the sub-advisory fees. The Adviser is also responsible for conducting all operations of the Funds, except those operations contracted to the Sub-Advisers, the Custodian, the Administrator (defined below) or the Funds’ transfer agent. Although the Sub-Advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, the Board of Trustees, the officers and the Adviser do not evaluate the investment merits of the Sub-Advisers’ individual security selections. The Sub-Advisers have complete discretion to purchase, manage and sell portfolio securities for the portions of each Fund’s portfolio that they manage, subject to the Fund’s investment objective, policies and limitations. Each Fund’s portfolio is managed by several portfolio managers (each, a “Portfolio Manager”) as discussed in the Fund’s Prospectus.

The table below lists the Sub-Advisers of the Funds. Information regarding each Sub-Adviser and the biographies of their Portfolio Manager(s) are set forth in the Prospectus.

Fund	Sub-Adviser
Core Bond ETF	Neuberger Berman Investment Advisers, LLC
Sage Advisory Services, Ltd. Co.
Intermediate Municipal Bond ETF	GW&K Investment Management, LLC
International Equity ETF	Causeway Capital Management LLC
Lazard Asset Management LLC
U.S. Equity ETF	The London Company of Virginia, LLC
The manager of managers exemptive order received by the Trust permits the Funds to disclose, in aggregate, the sub-advisory fees paid to the Sub-Advisers by the Adviser. The exemptive order does not apply with respect to Sub-Advisers that are affiliated persons of the Trust or the Adviser (“Affiliated Sub-Advisers”). None of the current Sub-Advisers are Affiliated Sub-Advisers. The tables below, for the fiscal period from May 2, 2023 (commencement of operations) through August 31, 2023 and the fiscal years ended August 31, 2024 and August 31, 2025, illustrate the aggregate sub-advisory fees paid by the Adviser on behalf of each Fund:

Core Bond ETF
Fiscal Period/Year Ended	Sub-Advisory Fee (total dollar amount)	Sub-Advisory Fee (as a percentage of net assets)
August 31, 2025	$466,780	0.06%
August 31, 2024	$220,017	0.06%
August 31, 2023*	$17,857	0.06%
* For the fiscal period May 2, 2023 (commencement of operations) through August 31, 2023.

Intermediate Municipal Bond ETF
Fiscal Period/Year Ended	Sub-Advisory Fee (total dollar amount)	Sub-Advisory Fee (as a percentage of net assets)
August 31, 2025	$83,636	0.05%

Intermediate Municipal Bond ETF
August 31, 2024	$30,988	0.04%
August 31, 2023*	$3,540	0.04%
* For the fiscal period May 2, 2023 (commencement of operations) through August 31, 2023.

International Equity ETF
Fiscal Period/Year Ended	Sub-Advisory Fee (total dollar amount)	Sub-Advisory Fee (as a percentage of net assets)
August 31, 2025	$588,148	0.07%
August 31, 2024	$256,570	0.07%
August 31, 2023*	$15,588	0.07%
* For the fiscal period May 2, 2023 (commencement of operations) through August 31, 2023.

U.S. Equity ETF
Fiscal Period/Year Ended	Sub-Advisory Fee (total dollar amount)	Sub-Advisory Fee (as a percentage of net assets)
August 31, 2025	$334,364	0.02%
August 31, 2024	$2,687	0.00%
August 31, 2023*	N/A	N/A
* For the fiscal period May 2, 2023 (commencement of operations) through August 31, 2023.

Control Persons of the Sub-Advisers

Neuberger Berman Investment Advisers LLC, a Delaware limited liability company, manages a portion of the Core Bond ETF’s assets. NBIA is located at 1290 Avenue of the Americas, New York, New York 10104. NBIA is an indirect subsidiary of Neuberger Berman Group LLC (“NBG”). The directors, officers and/or employees of NBIA who are deemed “control persons” of NBIA are: Joseph Amato, Ashok Bhatia, Kenneth deRegt, Douglas Kramer, and Stephen Wright. NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team, and certain of NBG’s key employees and senior professionals.

Sage Advisory Services, Ltd. Co., a Texas limited liability company, manages a portion of the Core Bond ETF’s assets. Sage Advisory is located at 5900 Southwest Parkway, Building 1, Suite 100, Austin, Texas 78735-6202. Sage Advisory is a registered investment adviser. Robert G. Smith, the President and co-Chief Investment Officer of Sage Advisory, is deemed a “control person” of Sage Advisory due to his ownership of the outstanding equity interests of Sage Advisory.

GW&K Investment Management, LLC, a Delaware limited liability company, manages a portion of the Intermediate Municipal Bond ETF’s assets. GW&K is located at 222 Berkeley Street, 15th Floor, Boston, Massachusetts, 02116. GW&K is a registered investment adviser. Affiliated Managers Group, Inc., an investment holding company with stakes in a diverse group of boutique investment firms, holds a majority interest in GW&K. The remaining interest is held by members of GW&K’s management team.

Causeway Capital Management LLC, a Delaware limited liability company, manages a portion of the International Equity ETF’s assets. Causeway is located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California, 90025. Causeway is a registered investment adviser. Causeway is a wholly-owned subsidiary of Causeway Capital Holdings LLC. Sarah Ketterer and Harry Hartford, chief executive officer and president of Causeway, respectively, each controls Causeway Capital Holdings LLC and, in turn, Causeway, through his or her executive office and voting control of Causeway Capital Holdings LLC.

Lazard Asset Management LLC, a Delaware limited liability company, manages a portion of the International Equity ETF’s assets. Lazard is a wholly-owned subsidiary of Lazard, Inc, a financial services firm. Lazard is located at 30 Rockefeller Plaza, New York, NY, 10112. Lazard is a registered investment adviser.

The London Company of Virginia, LLC, a Delaware limited liability company, manages a portion of the U.S. Equity ETF’s assets. London Co. is located at 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226. London Co. is a registered investment adviser. Stephen M. Goddard, the Founder, Chairman and Chief Investment Officer, is deemed a “control person” due to his ownership of the outstanding equity interests of London Co.

Portfolio Managers
The following section provides information regarding each Portfolio Manager’s other accounts managed, compensation, material conflicts of interests, and any ownership of securities in the Funds for which they serve. The Portfolio Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the Portfolio Managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures, and may have different management requirements, and each Portfolio Manager may be affected by different conflicts of interest.

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to an advisory fee based on account performance, this information is reflected in a separate table below. Asset amounts have been rounded and are approximate as of August 31, 2025.

Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts(1)
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

All Funds
Brandon R. Thomas (Adviser)	5	$3,101	0	$0	31,712	$15,788
Janis Zvingelis (Adviser)	5	$3,101	0	$0	31,712	$15,788
Gregory Classen (Adviser)	0	$0	0	$0	149,179	$17,693
Timothy Murphy (Adviser)	0	$0	0	$0	149,179	$17,693

Core Bond ETF

Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts(1)
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

Nathan Kush (NBIA)	11	$2,223	13	$1,199	38	$9,502
Thanos Bardas (NBIA)	21	$9,199	28	$5,573	3	$25,047
David M. Brown (NBIA)	39	$9,660	162	$32,863	380	$45,203
Olumide Owolabi (NBIA)	5	$1,353	5	$714	60	$16,286
Robert G. Smith, III (Sage Advisory)	1	$42	7	$306	13,651	$26,498
Thaoms Urano (Sage Advisory)	1	$42	7	$306	13,651	$26,498

Intermediate Municipal Bond ETF
John B. Fox (GW&K)	4	$1,081	0	$0	30,901	$31,466
Kara M. South (GW&K)	4	$1,081	0	$0	30,901	$31,466
Martin R. Tourigny (GW&K)	4	$1,081	0	$0	30,901	$31,466
Brian T. Moreland (GW&K)	4	$1,081	0	$0	30,901	$31,466

International Equity ETF
Sarah Ketterer (Causeway)	13	$25,020	19	$5,640	139	$31,120
Harry Hartford (Causeway)	13	$25,020	19	$5,640	139	$31,120
Jonathan Eng (Causeway)	13	$25,020	19	$5,640	132	$30,910
Conor Muldoon (Causeway)	13	$25,020	18	$5,640	115	$30,910
Alessandro Valentini (Causeway)	13	$25,020	18	$5,640	109	$30,900
Ellen Lee (Causeway)	13	$25,020	18	$5,640	121	$30,890
Steven Nguyen (Causeway)	13	$25,020	18	$5,640	109	$30,880
Brian Woonhyung Cho (Causeway)	13	$25,020	18	$5,640	110	$30,880

Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts(1)
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

Louis Florentin-Lee (Lazard)	15	$26,725.9	18	$4,509.1	104	$18,979.7
Barnaby Wilson (Lazard)	11	$2,445	17	$4,3425.1	45	$11,022.9
Robert Failla (Lazard)	5	$2,095.2	4	$791.3	13	$2,393.3
U.S. Equity ETF
J. Brian Campbell (London Co.)	6	$7,250	0	$0	561	$8,520
Stephen M. Goddard (London Co.)	6	$7,250	0	$0	561	$8,520
(1)A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed is not involved in the day-to-day management of the entire account.

The following table reflects information regarding accounts for which a Portfolio Manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Portfolio Managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Asset amounts have been rounded and are approximate as of August 31, 2025.

Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

Nathan Kush (NBIA)	3	$36	6	$95	0	$0
Thanos Bardas (NBIA)	3	$36	6	$95	1	$125
David M. Brown (NBIA)	3	$36	6	$95	0	$0
Olumide Owolabi (NBIA)	0	$0	1	$35	0	$0
Sarah Ketterer (Causeway)	0	$0	0	$0	3	$2,170
Harry Hartford (Causeway)	0	$0	0	$0	3	$2,170

Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Jonathan Eng (Causeway)	0	$0	0	$0	3	$2,170
Conor Muldoon (Causeway)	0	$0	0	$0	3	$2,170
Alessandro Valentini (Causeway)	0	$0	0	$0	3	$2,170
Ellen Lee (Causeway)	0	$0	0	$0	3	$2,170
Steven Nguyen (Causeway)	0	$0	0	$0	3	$2,170
Brian Woonhyung Cho (Causeway)	0	$0	0	$0	3	$2,170
Louis Florentin-Lee (Lazard)	2	$17,069.9	0	$0	2	$75.4
Barnaby Wilson (Lazard)	0	$0	0	$0	2	$75.4
Stephen M. Goddard (London Co.)	0	$0	0	$0	2	$10.52

Material Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

Envestnet Asset Management, Inc.
Although the Adviser manages other accounts that may have similar investment objectives or strategies to those of the Funds, the Adviser believes that no material conflicts currently exist due to the Adviser’s allocation procedures currently in place. In determining a fair allocation, the Adviser takes into account a number of factors, including among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment, suitability, as well as each client’s investment objective.

Causeway Capital Management LLC
The portfolio managers who manage the sleeve of the International Equity ETF subadvised by Causeway (“Sleeve”) also manage their own personal accounts and other accounts, including accounts for corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft- Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts, wrap fee and SMA programs, and other institutions (collectively, “Other Accounts”). In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Sleeve, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Sleeve that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Sleeve or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more of the funds sponsored and managed by Causeway or similarly managed collective investment trusts. Ms. Ketterer and Mr. Hartford each hold (through estate planning vehicles) a controlling voting interest in Causeway’s parent holding company and Causeway’s other portfolio managers (directly or through estate planning vehicles) have minority ownership interests in Causeway’s parent holding company.

Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

GW&K Investment Management, LLC
GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the Intermediate Municipal Bond ETF. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Intermediate Municipal Bond ETF due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Intermediate Municipal Bond ETF, or make investment decisions that are similar to those made for the Intermediate Municipal Bond ETF, both of which have the potential to adversely impact Intermediate Municipal Bond ETF depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the sub-advisory fees paid to GW&K with respect to the Intermediate Municipal Bond ETF, which can cause potential conflicts in the allocation of investment opportunities between Intermediate Municipal Bond ETF and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Managers’ Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time, not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

Lazard Asset Management LLC
Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the International Equity ETF (the “Portfolio”) may invest or that may pursue a strategy similar to one of the Portfolio’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Lazard’s management of a Portfolio and Similar Accounts, including the following:

1.Similar Accounts may have investment objectives, strategies and risks that differ from those of the corresponding Portfolios. In addition, the Portfolios, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2.Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table above, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

4.Generally, Lazard and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

5.Certain portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the investment manager an incentive to favor such Similar Accounts over the corresponding Portfolios.

6.A Portfolio’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if a Portfolio’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, it may be seen as harmful to the performance of any Portfolios investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7.Investment decisions for each Portfolio are made independently from those of the other Portfolios and Similar Accounts. If, however, such other Portfolios or Similar Accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

8.Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for Lazard to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, Lazard may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) or may choose different securities for one or more Portfolios that employ similar investment strategies (for example, a concentrated versus a diversified Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by Lazard’s decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).

Lazard and its affiliates and others involved in the management, investment activities, business operations or distribution of the Portfolios or their shares, as applicable, are engaged in businesses and have interests other than that of managing the Portfolios. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios or the Portfolios’ service providers, which may cause conflicts that could disadvantage the Portfolios.

The London Company of Virginia, LLC
Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. The London Co. has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Neuberger Berman Investment Advisers LLC
Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman Investment Advisers LLC (“NBIA”) has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including a fund.

Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible. In the ordinary course of operations certain businesses within the Neuberger organization (“Neuberger”) will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information. Neuberger maintains procedures that address the process by which material non-public information may be acquired intentionally by Neuberger. When considering whether to acquire material non-public information, Neuberger will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of Neuberger’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since Neuberger may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that Neuberger, including a fund, may purchase or potentially limiting the ability of Neuberger, including a fund, to sell such securities or instruments. Similarly, where Neuberger declines access to (or otherwise does not receive or share within Neuberger) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, Neuberger will endeavor to act fairly to its clients as a whole. Neuberger reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Sage Advisory Services, Ltd. Co.
The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Core Bond ETF’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Core Bond ETF. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Core Bond ETF trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Core Bond ETF. The portfolio managers, Sage Advisory, and related parties may engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, Sage Advisory, and those related parties may engage in activities where the interests of certain divisions of the Sage Advisory and their related parties or the interests of their clients may conflict with the interests of the shareholders of the Fund. However, Sage Advisory has established policies and procedures to ensure that the purchase and sale of securities among all accounts Sage Advisory manages are fairly and equitably allocated.

Portfolio Managers’ Compensation
This following section describes the structure of, and the methods used to determine, the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Portfolio Managers as of August 31, 2025.

Envestnet Asset Management, Inc.
The Portfolio Managers each receive a competitive fixed base salary that is set by reference to industry standards. The Portfolio managers are also eligible for an annual bonus and equity incentive compensation that is based on the achievement of corporate and individual goals.

Causeway Capital Management LLC
Sarah Ketterer and Harry Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway’s parent holding company, to distributions of the holding company’s profit based on their ownership interests. They do not receive incentive compensation. Messrs. Cho, Eng, Muldoon, Valentini and Nguyen and Ms. Lee receive salaries and may receive incentive compensation (including potential cash awards of growth units, or awards of equity units). Portfolio managers also receive, directly or through estate planning vehicles, distributions of Causeway’s profit based on their minority ownership interests in Causeway’s parent company. Causeway’s Compensation Committee weighing a variety of objective and subjective factors determines salary and incentive compensation and, subject to the approval of the holding company’s Board of Managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of the Sleeve or any single client account managed by Causeway but take into account the performance of the individual portfolio manager, the relevant teams and Causeway’s overall performance and financial results. For portfolio managers of the Sleeve, the performance of stocks selected for client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. Causeway takes into account both quantitative and qualitative factors in determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, mentoring, client service and recruiting contribution, and other contributions to client satisfaction and firm development.

GW&K Investment Management, LLC
Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

• Performance (of strategies managed by the portfolio manager based on composite returns) Relative to Peers
• Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks
• Discretionary

The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.

Lazard Asset Management LLC
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios or Other Accounts, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

The London Company of Virginia, LLC
Portfolio managers are compensated through salary and bonus. In addition to base salaries, portfolio managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention, sales and overall firm performance. They also have a potential for ownership after a reasonable tenure with the firm.

Neuberger Berman Investment Advisers LLC
NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation, (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly), or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual Portfolio Managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. The share of pre-tax revenue a Portfolio Manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.

The terms of NBIA’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. NBIA also currently offers an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger.

Contingent Compensation. Certain employees may participate in Neuberger’s Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of NBIA’s employees with the success of the firm and the interests of NBIA’s clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Sage Advisory Services, Ltd. Co.
Salaries and bonuses are based on demographic and market factors and reviewed annually. Specific factors include years of experience, education level, industry, location, company profitability, in demand skill sets and supply and demand.

Portfolio Managers’ Ownership of the Funds
The Funds are required to show the dollar ranges of the Portfolio Managers’ “beneficial ownership” of Shares as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of August 31, 2025, the following Portfolio Managers beneficially owned securities in the Funds as shown below:

Dollar Range of Equity Securities in the Funds
Name of Portfolio Manager	Core Bond ETF	Intermediate Municipal Bond ETF	International Equity ETF	U.S. Equity ETF
Brandon R. Thomas (Adviser)	None	None	None	None
Janis Zvingelis (Adviser)	None	None	None	None
Gregory Classen (Adviser)	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Timothy Murphy (Adviser)	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Nathan Kush (NBIA)	None	None	None	None
Thanos Bardas (NBIA)	None	None	None	None
David M. Brown (NBIA)	None	None	None	None
Olumide Owolabi (NBIA)	None	None	None	None
Robert G. Smith, III (Sage Advisory)	None	None	None	None
Thaoms Urano (Sage Advisory)	None	None	None	None
John B. Fox (GW&K)	None	None	None	None
Kara M. South (GW&K)	None	None	None	None
Martin R. Tourigny (GW&K)	None	None	None	None
Brian T. Moreland (GW&K)	None	None	None	None
Sarah Ketterer (Causeway)	None	None	None	None
Harry Hartford (Causeway)	None	None	None	None
Jonathan Eng (Causeway)	None	None	None	None
Conor Muldoon (Causeway)	None	None	None	None
Alessandro Valentini (Causeway)	None	None	None	None
Ellen Lee (Causeway)	None	None	None	None
Steven Nguyen (Causeway)	None	None	None	None

Dollar Range of Equity Securities in the Funds
Name of Portfolio Manager	Core Bond ETF	Intermediate Municipal Bond ETF	International Equity ETF	U.S. Equity ETF
Brian Woonhyung Cho (Causeway)	None	None	None	None
Louis Florentin-Lee (Lazard)	None	None	None	None
Barnaby Wilson (Lazard)	None	None	None	None
Robert Failla (Lazard)	None	None	None	None
J. Brian Campbell (London Co.)	None	None	None	None
Stephen M. Goddard (London Co.)	None	None	None	None

Service Providers

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration and servicing agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Funds’ administrator (the “Administrator”). Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives a combined fee for fund administration and fund accounting services based on each Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as Administrator, Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

For the fiscal period/years indicated below, the Adviser paid the following in fund administration and fund accounting fees to Fund Services:

Fund Administration & Fund Accounting Fees Paid During Fiscal Periods/Years Ended August 31
Fund	2025	2024	2023*
Core Bond ETF	$478,143	$257,648	$44,069
Intermediate Municipal Bond ETF	$225,635	$111,732	$22,284
International Equity ETF	$248,933	$135,911	$20,835
U.S. Equity ETF	$434,961	$220,846	$23,210
* For the fiscal period May 2, 2023 (commencement of operations) through August 31, 2023.

Custodian
U.S. Bank National Association, an affiliate of Fund Services, is the custodian of the Funds’ assets pursuant to a custody agreement between the Custodian and the Trust on behalf of the Funds, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Funds, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Funds and the Independent Trustees.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd. (“Cohen & Co”), 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds. Cohen & Co audits and reports on the Funds’ annual financial statements and performs other auditing services for the Funds when engaged to do so. Cohen & Co Advisory, LLC, an affiliate of Cohen & Co., reviews certain regulatory reports and the Funds’ federal income tax returns, and performs other tax services for the Funds when engaged to do so.

Securities Lending Agent
The Funds participate in securities lending arrangements whereby each Fund lends certain of its portfolio securities to brokers, dealers, and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio. U.S. Bank N.A. serves as the Funds’ securities lending agent (“Securities Lending Agent”). For the most recent fiscal year ended August 31, 2025, the Funds’ securities lending activities resulted in the following:

	Core Bond ETF	Intermediate Municipal Bond ETF	International Equity ETF	U.S. Equity ETF
Gross income from securities lending activities:	$1,076,360	109,614	8,521,386	2,179,856
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$(11,976)	(9,922)	(694,683)	(18,814)

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(7,180)	(724)	(42,337)	(14,420)
Administrative fees not included in revenue split	$0	0	0	0
Indemnification fee not included in revenue split	$0	0	0	0
Rebates (paid to borrower)	$(1,009,293)	(59,279)	(4,929,652)	(2,071,372)
Other fees not included in revenue split	$0	0	0	0
Aggregate fees/compensation for securities lending activities:	$(1,028,449)	(69,925)	(5,666,672)	(2,104,606)
Net income from securities lending activities:	$47,911	39,689	2,854,714	75,250
The Securities Lending Agent oversees the securities lending process, which includes the screening, selection, and ongoing review of borrowers; monitoring the availability of securities; negotiating rebates; daily marking to market of loans; monitoring and maintaining cash collateral levels; processing securities movements; and reinvesting cash collateral as directed by the Adviser. Going forward, each Fund will pay a portion of the income (net of rebate fees), or fees earned by it from securities lending to the Securities Lending Agent.

Distribution and Servicing of Shares
The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC d/b/a ACA Group (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Funds or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act). The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act), or by the Distributor on 60 days’ written notice.

The Adviser has agreed to pay all fees and expenses which are payable to the Distributor under the Distribution Agreement, and the Fund will not pay any such fees and expenses. For the fiscal period from May 2, 2023 (commencement of operations) through August 31, 2023 and the fiscal years ended August 31, 2024, and August 31, 2025, the Distributor did not receive any net underwriting discounts or commissions on the sale of Fund shares, any compensation on the redemptions or repurchases of Fund shares, or any brokerage commissions from the Fund.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser, together with the Sub-Advisers, determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser and the Sub-Advisers, a better price or execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds will be effected through broker-dealers (including banks) that specialize in the types of securities that the Funds will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser and Sub-Advisers will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser and Sub-Advisers that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser and Sub-Advisers, even if the specific services are not directly useful to the Funds and may be useful to the Adviser and Sub-Advisers in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts of the Adviser and Sub-Advisers. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of the applicable Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as they desire, or they may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds. Notwithstanding the above, the Adviser and Sub-Advisers may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser and Sub-Advisers shall, to the extent practicable, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

When buying or selling securities, the Adviser may, although does not currently, execute trades for the Fund with broker-dealers that are affiliated with the Trust, the Adviser or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board at least quarterly.

The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Funds are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from a Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of a Fund; or (iii) sold the largest dollar amounts of the Shares.

The following tables list such securities which have been acquired by the Funds during the fiscal year ended August 31, 2025:

Core Bond ETF

Securities	Value of Holding
Virtu Financial Capital Markets	$8,196

International Equity ETF

Securities	Value of Holding
Cowen Execution Services LLC	$286,407
Virtu Financial Capital Markets	$104,661
Merrill Lynch Pierce Fenner & Smith Inc.	$14,186
UBS Securities	$13,387
ISI Financial Group Inc.	$9,831
Guggenhein Securities LLC	$4,229
Barclays Capital Inc.	$3,402
J.P. Morgan Securities LLC	$1,020
Wells Fargo Securities LLC	$585
Instinet LLC	$438

Intermediate Municipal Bond ETF

Securities	Value of Holding
Virtu Financial Capital Markets	$925

U.S. Equity ETF

Securities	Value of Holding
Virtu Financial Capital Markets	$125,289
Raymond James & Associates	$13,156
Liquidnet Inc.	5503
Goldman Sachs & Co. LLC	$5,226
Piper Jaffray & Co.	$4,597
Stifel Nicolaus & Company, Inc	$3,189
Jefferies LLC	$2,443
BNY Mellon Capital Markets LLC	$2,238
BTIG LLC	$1,545
Mischer Financial Group Inc.	$1,251

The Funds are also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds. The following table shows the amounts of any such transactions and related commissions paid for research services for the fiscal year ended August 31, 2025:

Fund	Commissions	Transactions
ActivePassive International Equity ETF	$20,633	$8,995,815
ActivePassive U.S. Equity ETF	$17,259	$51,254,369

During the fiscal year ended August 31, 2025, the ActivePassive Core Bond ETF and the ActivePassive Intermediate Municipal Bond ETF did not direct any brokerage transactions to brokers because of research services provided.

Brokers or dealers selected to execute the Funds’ portfolio transactions may include the Funds’ Authorized Participants or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Funds’ portfolio transactions in conjunction with an all cash creation unit order or an order including “cash in lieu.” As described below under “Purchase and Redemption of Shares in Creation Units, Creation Transaction Fee” and “Redemption Transaction Fee,” the Funds may determine to not charge a variable fee on certain order when the Adviser has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Funds’ portfolio transaction in connection with such orders.

For the fiscal period/years indicated below, the Adviser paid the following in brokerage commissions:

Brokerage Commissions Paid During Fiscal Periods/Years Ended August 31
Fund	2025	2024**	2023*
Core Bond ETF	$8,196***	$148,546	$1,158
Intermediate Municipal Bond ETF	$925***	$27,518	$49
International Equity ETF	$439,143****	$243,837	$11,531
U.S. Equity ETF	$166,281	$183,782	$1,346
*    For the fiscal period May 2, 2023 (commencement of operations) through August 31, 2023.
**    The increase in brokerage commissions for each of the Funds is attributable to the increase in assets in each of the Funds during the fiscal year ended August 31, 2024.
***    The decrease in brokerage commissions for each of the Funds is attributable to the reduced trading of fixed income ETFs holdings during the fiscal year ended August 31, 2025
****    The increase in brokerage commissions for the Fund is attributable to the increase in assets and the partial re-allocation of assets from the developed international sleeve to the emerging markets sleeve during the fiscal year ended August 31, 2025

Portfolio Turnover
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

For the fiscal years ended August 31, 2024 and August 31, 2025, the Funds’ portfolio turnover rates were as follows:

Portfolio Turnover During Fiscal Years Ended August 31,
Fund	2025*	2024
Core Bond ETF	47.0%	125.2%
Intermediate Municipal Bond ETF	23.0%	104.4%
International Equity ETF	33.0%	63.2%
U.S. Equity ETF	19.0%	55.0%
* The decrease in portfolio turnover rates for each of the Funds is attributable to the steadier increase in assets during the fiscal year ended August 31, 2025.

Code of Ethics
The Trust, the Adviser and the Sub-Advisers have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and the Sub-Advisers to invest in securities that may be purchased or held by the Funds. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) of the 1940 Act from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Trust or the Adviser.

Proxy-Voting Procedures
The Board has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Adviser has in turn contractually delegated proxy voting authority to the Sub-Advisers for the assets of each Fund managed by the Sub-Advisers. The Proxy Policies require that the Adviser and Sub-Advisers vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Adviser and Sub-Advisers to present to the Board of Trustees, at least annually, the Adviser’s and Sub-Advisers’ Proxy Policies and a record of each proxy voted by the Adviser and the Sub-Advisers on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser and the Sub-Advisers as involving a conflict of interest.

The Adviser and the Sub-Advisers seek to vote proxies in a manner reasonably believed to be in the best interests of shareholders and not affected by any material conflict of interest. The Adviser and the Sub-Advisers consider shareholders’ best economic interests over the long term, that is, the common interest of all shareholders over time. Unless instructed by a client to follow its own proxy voting policies and procedures, the Adviser and the Sub-Advisers generally will not consider a client’s individual characteristics or circumstances (including any social or political concerns) when determining how to vote proxies. Consequently, the Adviser and the Sub-Advisers typically vote solicited proxies identically for all client accounts for which they have discretionary authority. The Adviser’s and the Sub-Advisers’ general philosophy is to support management recommendations on routine matters such as approval of financial statements, director/trustee elections, and appointment of auditors.

Each Sub-Adviser’s proxy voting policies are included as an appendix to this SAI. Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could take opposite positions in the same securities. In the event that there is a proxy vote related to a security in which two Sub-Advisers have taken opposite positions, the Sub-Advisers may vote such proxy in a conflicting manner.

The Adviser’s Proxy Voting Guidelines
The Adviser has adopted proxy voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in the Adviser’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, the Adviser may conduct research internally and/or use the resources of an independent research consultant. The Adviser may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management. To the extent that a client may direct the Adviser to vote according to its own proxy voting policies, the Adviser may vote that client’s securities differently than the same securities voted for other clients including the Funds.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. The Adviser may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate the Adviser to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise. The Adviser will not discuss with members of the public how they intend to vote on any particular proxy proposal.

In the event of a conflict between the interests of the Adviser and the Funds, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll-free, 1-800-617-0004 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deanna B. Marotz has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; and reporting suspicious and/or fraudulent activity.

Portfolio Holdings Information
The Trust’s Board of Trustees has adopted a policy regarding the disclosure of information about the Funds’ security holdings. The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).

Determination of Net Asset Value
The NAV of the Funds’ shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Funds will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The NAV per share is computed by dividing the value of the securities held by the Funds plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to the Adviser’s procedures subject by oversight by the Board of Trustees.

Each equity security owned by the Funds, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued or, lacking any reported sales, at the mean between the most recent bid and asked price. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued using the price of the exchange that the Funds generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ shall be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and the asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved independent pricing service (“Pricing Service”).

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Pricing quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity. In the absence of available quotations, the securities will be priced at fair value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Pursuant to Rule 2a-5 of the 1940 Act, all other assets of the Funds are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value.

Book-Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Purchase and Redemption of Shares in Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of the Funds generally consists of the in-kind deposit of the Deposit Securities and the Cash Component, computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any or all of the Deposit Securities. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. Pursuant to Rule 6c-11 of the 1940 Act, the Funds may utilize baskets that are not representative of the Fund’s portfolio referred to as custom baskets.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Funds, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Funds. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Funds changes from time to time.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Funds, an entity must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement. Such order to purchase Creation Units must be received by the Distributor or its agent no later than the order cut-off time designated by the Funds on any Business Day to receive that day’s NAV. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Funds in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Funds’ investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Funds or their agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or their agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. The typical Settlement Date for each purchase transaction will be within one day of the Order Placement Date (commonly referred to as “T+1”), unless a Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Funds.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the next Business Day following the day on which the purchase order is deemed received by the Transfer Agent, as discussed above. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or their agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Funds including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for a Fund is $500, regardless of the number of Creation Units created in the transaction. The Funds may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to a maximum percentage of 3% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Funds to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Funds’ portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Funds is $500, regardless of the number of Creation Units redeemed in the transaction. The Funds may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to a maximum percentage of 3% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Funds to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units of the Funds must be submitted in proper form to the Transfer Agent no later than the order cut-off time designated by the Funds on any business day. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. The typical Settlement Date for each redemption transaction will be within one day of the Order Placement Date (or T+1), unless a Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Funds next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Federal Income Tax Matters
This section is not intended to be a full discussion of U.S. federal income tax laws and the effect of such laws on you.

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.

Taxation of the Funds. Each Fund will elect and intends to qualify each year to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of Chapter 1, Subtitle A of the Code. As such, the Funds should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that they timely distribute such income and capital gains to their shareholders. Generally, to qualify for treatment as a RIC, the Funds must distribute in each taxable year at least 90% of their “investment company taxable income” for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of their net tax-exempt interest income, if any (the “Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of a Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. The Funds are treated as separate corporations for federal income tax purposes. The Funds therefore are considered separate entities in determining their treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay the Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Funds, if eligible, may elect to treat part or all of any “qualified late-year loss” as if it had been incurred in the succeeding taxable year in determining the Funds’ taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late-year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late-year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event a Fund makes an election under Section 4982(e)(4) of the Code (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Funds may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Funds and may not be distributed as capital gains to the Funds’ shareholders. Generally, the Funds may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Funds experience an ownership change as defined in the Code. At August 31, 2025, the Funds had capital loss carryovers as follows:

	CLCO Utilized in Current Year	CLCO Outstanding Current Year	Character
Core Bond ETF	$—	$—	Short-Term
	—	—	Long-Term
Intermediate Municipal Bond ETF	—	(177,426)	Short-Term
	—	—	Long-Term
International Equity ETF	—	(11,322,276)	Short-Term
	—	(1,016,417)	Long-Term
U.S. Equity ETF	—	(25,324,182)	Short-Term
	—	(4,542,121)	Long-Term
A Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or if the Fund makes an election under Section 4982(e)(4) of the Code, the Funds’ fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Funds may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to the Funds’ shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Funds on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Funds (or your broker) will report to shareholders annually the amount of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a real estate investment trust (“REIT”) may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend-paying stocks in its portfolio, or the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by a Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). With the exception of the Intermediate Municipal Bond ETF’s exempt-interest dividends, the Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. Exempt-interest dividends are not includable in a shareholder’s investment income for purposes of the NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of a Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders - Distributions - Intermediate Municipal Bond ETF

The Intermediate Municipal Bond ETF intends to invest substantially all of its assets in qualifying municipal bond securities, the interest on which is generally exempt from the regular federal income tax and the federal alternative minimum tax. For the Fund to pay tax-exempt distributions for any taxable year, at least 50% of the aggregate value of its assets at the close of each quarter of its taxable year must consist of municipal obligations that qualify under Section 103(a) of the Code. All or a portion of a tax-exempt distribution declared by the Fund may consist of income attributable to certain private activity bonds which are treated as preference items and must be taken into account in calculating a non-corporate shareholder’s alternative minimum tax. Tax-exempt distributions may also be subject to state or local income taxes.

Distributions by the Intermediate Municipal Bond ETF may be treated as exempt-interest dividends. Exempt-interest dividends arise from tax-exempt obligations of the Intermediate Municipal Bond ETF’s interest in municipal bonds. Exempt-interest dividends are excludible from gross income of shareholders.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). Further, any loss realized upon a taxable disposition of Shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends, if any, received by the shareholder with respect to such Shares. All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted, under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or, on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of each Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Backup Withholding. The Funds will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to a Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund Shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the laws and regulations of the Code, tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) a Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) a Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by a Fund may differ from federal tax treatment.

Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least monthly by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Funds make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Funds, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Funds’ eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Funds at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

Financial Statements
The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Funds’ 2025 Annual Report to Shareholders on Form N-CSR, are incorporated by reference into this SAI.

Appendix A

Causeway Capital Management LLC’s Proxy Voting Guidelines

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in what Causeway believes is the best interests of the client, a fund’s shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively “clients”). Causeway’s intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The Chief Operating Officer and President have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. (“ISS”) for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records. Causeway will conduct periodic due diligence on ISS and its capacity and competency to provide proxy research and the proxy voting services provided to Causeway.

Proxy Voting Guidelines

Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

Causeway generally votes for:

•distributions of income

•appointment of auditors

•director compensation, unless deemed excessive

•boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders. Causeway recognizes that, in certain jurisdictions, local law or regulation may influence Board composition.

•financial results/director and auditor reports

•share repurchase plans

•changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•amendments to articles of association or other governing documents

•changes in board or corporate governance structure

•changes in authorized capital including proposals to issue shares

•compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients, and focus on observable long-term returns. Causeway evaluates compensation plans on a case-by-case basis, with due consideration of potential consequences of a particular compensation plan. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•social and environmental issues – Causeway believes that it is generally management’s responsibility to address such issues within the context of increasing long-term shareholder value. To the extent that management’s position on a social or environmental issue is inconsistent with increasing long-term shareholder value, Causeway may vote against management or abstain. Causeway may also seek to engage in longer-term dialogue with management on these issues, either separately or in connection with proxy votes on the issue.

•debt issuance requests

•mergers, acquisitions and other corporate reorganizations or restructurings

•changes in state or country of incorporation

•related party transactions

Causeway generally votes against:

•anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or more of Causeway’s prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel/Chief Compliance Officer decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the third party’s capacity and competency to analyze the issue, as well as the third party’s ability to identify and address conflicts of interest it may have with respect to the recommendation.

To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings relative to deadlines required to submit votes; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.

Appendix B

GW&K Investment Management, LLC’s Proxy Voting Guidelines

INTRODUCTION

As a SEC-registered investment adviser and fiduciary to its clients, GW&K Investment Management, LLC (“GW&K”) has implemented its Proxy Voting Policy to establish internal controls and procedures governing the firm’s review and voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third party service providers to facilitate the firm’s proxy voting process.

I.Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party service provider, which provides recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of GW&K's clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to act as proxy voting agent and to provide proxy voting services, including:

1.Conduct in-depth proxy research;
2.Process and vote proxies in connection with securities held by GW&K’s clients;
3.Maintain appropriate records of proxy statements, research, and recommendations;
4.Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;
5.Complete other proxy related administrative functions.

II.Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

1.Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

2.Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

3.Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

4.Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority;

5.Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

6.Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III.Conflicts of Interest

In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will provide the voting recommendation after discussion with applicable GW&K Portfolio Managers and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s Portfolio Management will provide the voting recommendation after reviewing relevant facts and circumstances.

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance team and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item.

IV.Disclosure

Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator
GW&K Investment Management, LLC
222 Berkeley Street, 15th Floor
Boston, Massachusetts 02116

V.Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

1.These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;
2.Proxy statements, research, recommendations, and records of each vote;
3.Client written requests for proxy voting information and applicable responses by GW&K.

VI.Oversight and Documentation

Proxy Committee

GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment Operations and Client Services Departments, members of the Legal & Compliance Team, as well as certain GW&K Portfolio Managers. The Committee meets annually, and more frequently as needed.

GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

Appendix C

Lazard Asset Management LLC’s Proxy Voting Guidelines

Lazard Proxy Voting
Policy and Procedures Overview

1.Introduction
Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment man- agement services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). 1
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and
(iii) the votes that it casts are intended in good faith to accom- plish those objectives.
This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guide- lines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recom- mendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.
2.Responsibility to Vote Proxies
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
3.General Administration
a.Overview and Governance
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Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment profession- als, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more fre- quently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.
A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may,
upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the pur- poses of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.
b.Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide indepen- dent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/ Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).
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Appendix D

The London Company of Virginia, LLC’s Proxy Voting Guidelines

PROXY VOTING POLICIES & PROCEDURES

I.POLICY

The London Company of Virginia (the “Adviser”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). The Adviser’s authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

The Proxy Voting Committee meets periodically to monitor the firm’s overall adherence to the current policies and procedures, as well as provide advice for the revisions thereof. The Committee also reviews the rationale for proxy votes not covered by the policies and procedures, or that present a potential conflict of interest. As such, a periodic review of the Proxy Advisor Firm will be conducted and presented to the Proxy Voting Committee for consideration.

II.PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.PROCEDURES

The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. The Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines. The Adviser will vote the recommendation of the proxy voting service* on all proxy votes, unless otherwise directed by the Portfolio Managers.

(*London moved from ISS, utilizing Institutional Shareholder Services (ISS) and its proxy voting guidelines, to Broadridge and Glass Lewis guidelines, in April, 2009. In February, 2014, London upgraded from utilizing Glass Lewis Investment Management to Glass Lewis Full Service. In March, 2017, London completed a transition back to ISS, in order to better align with the firm’s voting preferences.)

1.Conflicts of Interest

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve the matter on a case-by-case basis by abstaining from the vote, voting in accordance with the guidelines set forth by the proxy voting service, or vote the way London feels is in the best interest of the client.

2.Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive), or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

A.Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.
B.Terminated Account: Once a client account has been terminated with the Adviser, in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may choose to specify, in writing, that proxies should be directed to the client (or a specified third party) for action. There may be occurrences in which a proxy may be voted by the Adviser, for a terminated account (i.e., the record date of a proxy vote occurs prior to termination).
C.Limited Value: If the Adviser determines that the value of a client’s economic interest, or portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting proxies.
D.Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Adviser may recall the security for purposes of voting.
E.Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.
F.Paper ballot does not arrive in the mail: On occasion, a paper ballot will not arrive in the mail until after the voting deadline. In this circumstance, Adviser is unable to vote the client’s proxy.

3.Procedures

A.During the onboarding process for a new account, the Portfolio Administrator will confirm, with certain custodians, as required, the address to which proxy ballots will be mailed. The Portfolio Administrator sends all new account information to the proxy voting service for accounts that elect to have the Adviser vote proxies on their behalf. The Adviser, in conjunction with the proxy voting service, contacts custodians to set up electronic voting.
B.When a ballot is received by US mail, the Portfolio Administrator will send ISS/ProxyExchange notification to establish electronic voting.
C.Each proxy statement, sample ballot and copies of any ballots voted by US mail will be available. (ProxyExchange retains voting history for those voted electronically, which is accessible through their web portal.)

IV.RECORDKEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

Please refer to the Proxy Voting Policy for further information.

Appendix E

Neuberger Berman Investment Advisers LLC’s Proxy Voting Guidelines

ABOUT NEUBERGER BERMAN

Neuberger Berman is an employee-owned, private, independent investment manager founded in 1939 with 2,800 employees in 26 countries. The firm manages $508 billion of equities, fixed income, private equity, real estate and hedge fund portfolios for global institutions, advisors and individuals. Neuberger Berman’s investment philosophy is founded on active management, fundamental research and engaged ownership. The firm’s leadership in stewardship and sustainable investing is recognized by the PRI based on its consecutive above median reporting assessment results. Neuberger Berman has been named by Pensions & Investments as the #1 or #2 Best Place to Work in Money Management for each of the last 10 years (firms with more than 1,000 employees).Visit www.nb.com for more information. Data as of December 31, 2024.

OBJECTIVE

Neuberger Berman Group LLC (“Neuberger Berman Group” and collectively with its affiliates “Neuberger Berman” or the “firm”) believes that engagement is a dialogue between investors and companies focused on positively influencing corporate governance behaviors to drive long-term, sustainable returns. We have codified our approach in our Stewardship and Engagement Policy. One important way in which we exercise engagement is through voting proxies on behalf of our advisory clients for whom we have voting authority. We do this in order to fulfill our fiduciary responsibility to protect our clients’ best interests and as an important component of our approach to creating shareholder value.

The below statements serve as a guide to our voting approach and are representative of our general views on these matters. We reserve case-by-case judgment in all instances where we believe a different vote serves the economic best interests of our clients. Additionally, since corporate governance related law, standards, and best practices tend to differ between markets, we consider these local nuances when voting in a given market.

The below guidelines were written to apply to operating companies. As such, we recognize that they may not apply to some of our investments listed outside major stock exchanges. In addition, given investment companies, such as mutual funds, exchange-traded funds, closed-end funds and special purpose acquisition companies, present different issues and considerations for investors than operating companies, we acknowledge that it would not be appropriate to apply the full breadth of these guidelines to investments in these markets. In those instances, we will vote based on our assessment of best practices that protect shareholder value and as may be provided for in separate guidelines.

RISK OVERSIGHT & BOARD RESPONSIBILITIES

We expect boards in both the ordinary course of business and during special sessions to review and plan for relevant and material risk factors for the long-term sustainability of the business. We recognize that companies have diverse stakeholders that present many perspectives; we expect that given its oversight responsibility, the board remains open-minded in its evaluation of these issues. We identify continuing education, board evaluations, succession planning, shareholder and stakeholder engagement, and the adoption of best practices as indicators of oversight quality.

We expect, at minimum, to see disclosure on the existence of an Enterprise Risk Management framework, the composition, roles and responsibilities of key committees, and comprehensive descriptions of the background and skills of directors. We identify assumptions as key risks to the effective oversight of management by the board and believe these are best mitigated by active and diverse boards.

Neuberger Berman has a longstanding belief that material corporate governance, environmental, and social, factors can be important drivers of long-term investment returns from both and opportunity and risk mitigation perspective. We believe the board should identify and appropriately address financially material risks to the company’s business fundamentals and to its long-term sustainable growth including but not limited to corporate governance and financially-material sustainability issues. Neuberger Berman may hold the chair of the governance committee accountable if the board does not maintain oversight of these types of financially material issues.

ELECTION OF DIRECTORS

Neuberger Berman believes a Board of Directors should be comprised primarily of independent and qualified, directors with relevant experience. We believe having a board that is, at a minimum, majority, and preferably two-thirds, independent is a critical governance requirement. Neuberger Berman believes these factors, along with periodic board refreshment and committee rotation, will facilitate driving a company’s performance, creating shareholder value while protecting and enhancing shareholders’ interests.

Generally, we support management nominees; however, there are instances when Neuberger Berman may withhold its votes from or vote against the management nominee(s), for example, when the firm believes a board or certain of its members have:

•failed to act in the best economic interests of shareholders;
•failed to maintain independent audit, compensation and nominating committees;
•failed to attend at least 75% of a company’s board and committee meetings without a reasonable excuse;
•failed to adopt a material shareholder proposal that received the support of a majority of shareholders;
•failed to appoint an independent chair or a lead independent director; or
•adopted bylaw amendments that negatively affect shareholder rights without obtaining a shareholder vote.

We expect companies to have robust anti-corruption practices and may vote against members of the appropriate board committee where we find poor oversight of matters related to compliance with sanctions or interactions with foreign governments.

Recognizing the importance of attracting and retaining qualified directors, we are supportive of strong indemnification provisions, so long as such coverage is not extended for breaches of the duty of care.

Board Composition and Quality

We believe it is vital that boards be comprised of directors that bring domain expertise in critical areas. We evaluate the composition of the board to ensure shareholders are represented by individuals who are well positioned to assess and understand both traditional and abstract business risks, have a history of operating in complex environments, subscribe to the highest level of ethical standards and hold others to it, and are able to present themselves as a credible voice of not only shareholders, but also stakeholders such as clients, employees and communities, among others. We believe these qualities to be vital to the challenging, deliberative discourse that we expect boards of our portfolio companies to possess.

As we scrutinize the director nominees, we ask that companies provide expanded context for the specific skills or areas of focus for individual directors. We expect companies to disclose a board skills matrix that identifies the skills, experience, and qualifications of key importance to the board and the relevant skills held by each director. We believe a skills matrix can be a helpful tool to evaluate a board’s composition of skills and experience, identify skills gaps, and support succession planning and the director nomination process. While we do not support the notion of a one-issue director, we ask that companies identify who is well positioned to lead on top strategy and risk areas for the company.

While skills, experience, and qualifications should be the primary areas of focus in director recruitment, we encourage companies to disclose how diversity is considered in board refreshment processes, including that of skill set, experience, expertise, and demographic traits, such as gender, race/ethnicity, and age. While long tenure, age, or any demographic traits should not necessarily discount the contribution of any one director, we will evaluate these traits as they relate to the overall composition of the board and appropriate refreshment on a case-by-case basis in the context of a company’s country of domicile, size, and strategy. Neuberger Berman may hold the chair of the nominating committee accountable if the board fails to disclose board composition. We may hold companies to specific standards of board diversity where market or listing standards require.

Where the composition of the board does not satisfy our assessment of the needs at the company, we may hold the longest- tenured directors or the chair of the nominating and governance committee accountable to signal a need for appropriate director succession planning to be implemented. Further, we may oppose the reelection of a director if we deem the director non- independent due to long tenure as guided by best practices per relevant market corporate governance codes. We particularly scrutinize this in the context of the Chair or directors serving on key committees.

Instances of interlocking directorships (CEOs serving on each other’s boards or directors serving together on multiple company boards) and problematic related party transactions may pose conflicts of interest and may lead us to vote against the director. Because of the significance of financial reporting and disclosure, Neuberger Berman believes that a CFO should be accountable to the Board and not be a member. We usually will vote against a director who is the CFO of the subject company. We will closely scrutinize board representation awarded to third parties and investors with board influence that is not proportional to economic interest. These instances, along with contested elections and other special situations, will be evaluated by Neuberger Berman on a case-by-case basis.

Committee Composition

We believe it is of great importance and will facilitate transparency if the members of the audit, compensation and nominating and governance committees are independent. We likely will withhold or vote against a director who sits on a key committee of the board and is an affiliate or an insider. Neuberger Berman expects each member of the audit committee to have the applicable expertise to carry out his or her responsibilities in an effective and diligent manner. Should a company be required to restate its financials, Neuberger Berman will closely evaluate audit committee members sitting at the time the issues arose. If a director has served on a board of at least one company with a record of poor performance, inadequate risk oversight, accounting-related issues or other indicators of actions that appeared to be against the interest of shareholders, we may vote against that director. We typically reexamine our determinations by considering: the length of time passed since the incident that caused the concern, shareholder support for the director, the director’s role (e.g. member of the audit committee when accounting issues arose).

Board Leadership

We believe board independent leadership is imperative to represent the interests of all shareholders and provide oversight of management. We believe an independent chair is better able to oversee management and set an agenda aligned with the interests of shareholders without conflicts of interest that an executive or insider director might pose. In cases where the chair of the board is not independent, we believe it is best practice to appoint a lead independent director, which should be done at the next CEO transition. However, we do recognize that there are instances in which it may be appropriate to combine the CEO and Chairperson roles, such as instances where there is a strong lead independent director, strong performance of the company and other robust governance provisions. These instances will be evaluated by Neuberger Berman on a case-by-case basis, taking into consideration the current leadership structure, roles and responsibilities of the lead independent director, and overall financial performance.

Director Time Commitments

Additionally, overboarding is a concern for Neuberger Berman, and we generally believe a public company executive should only sit on an aggregate of two public company boards and a director who is not a public company executive should serve on no more than four public company boards. If we withhold votes for a director who is a public company executive, typically we will not withhold the vote from the director at the company on which he or she serves as an executive. Neuberger Berman considers if a director serves on a SPAC board or an investment company when evaluating director board commitments given the different time commitment requirements these board typically require.

CAPITAL DEPLOYMENT FOR LONG-TERM VALUE CREATION

Our voting on capital issues is informed by our philosophy that companies should allocate capital to maximize long-term risk- adjusted shareholder value. We believe they should effect an economic returns-based capital allocation system; maintain efficient corporate capital structures that minimize the cost of capital; avoid excessive leverage or excessive cash buildup; regularly return excess capital to shareholders, and explore divestitures/spin-offs of non-core assets and business units where such divestiture will enhance shareholder value. Additionally, boards should provide transparent information on the oversight of capital deployment choices, including identifying the appropriate responsible committee, and be able to discuss their methodology.

We expect large mergers, acquisitions, reorganizations or similar actions to be subject to a shareholder vote. Neuberger Berman often supports value-driven M&A strategies, but will evaluate all proposals on this matter on a case-by-case basis.

EXECUTIVE COMPENSATION

We expect each company to design compensation policies that are appropriate to its situation and that will attract and retain skilled executives who will be incentivized to increase their company’s long-term shareholder value. We expect compensation committees to design, adopt and clearly articulate a strong link between executive compensation and performance.

Design

In our evaluation of compensation plans, we seek to understand how the metrics selected are related to the medium- to long- term business strategy articulated by executives. Performance incentives should be tied to challenging targets with disclosure around target-setting in relation to prior high-water marks. We expect boards to be able to discuss the potential long-term impacts of the chosen metrics, such as their impact on investments in R&D and human capital, or the ability to effectively deploy capital in the future. We additionally expect a robust discussion on the selection of the appropriate peer set, and how individual companies in that set are relevant to both the business and the compensation of the executives themselves.

Performance periods should be sufficiently long to ensure executives do not manage to too short of a time horizon, with at least a three-year performance period appropriate for most long-term incentive plan metrics. We do not believe long-term incentive plans (LTIPs) should have annual components, whether vesting or awards, and will additionally scrutinize plans that annually reload awards to create outcomes that become disengaged from the returns seen by shareholders.

We are particularly sensitive to outsized awards as a result of committee discretion, where absolute returns were negative, use of metrics susceptible to ‘gaming’, and/or where a payout previously occurred for the attainment of the same metric. We also closely scrutinize the quantum and timing of the disposition of shares by Named Executive Officers in the context of any repurchase activity at the company. Neuberger Berman believes it is imperative for management and the board to maintain a significant equity ownership in the Company to ensure alignment with shareholders’ interests. As we expect incentive compensation to relate directly to the creation of long-term value for shareholders, we generally expect extended vesting of equity awards, bonus and equity plans to provide for claw backs, equity compensation plans that do not permit repricing or reloading, and “golden parachute” proposals that encourage management to negotiate transactions in shareholders’ best interest. We also believe that advisory votes on executive compensation should be held on an annual basis.

Due to the diverse requirements of companies in which we invest, Neuberger Berman typically determines whether to support an executive compensation proposal after a case-by-case assessment, considering among other things, industry, size, performance, financial condition and historic pay practices. Where we identify insufficient alignment with the interests of our clients or insufficient disclosure to perform an analysis, we will vote against the compensation plan.

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We generally support the adoption of equity-based compensation plans because they often facilitate the alignment of management’s interests with shareholders. However, we do consider the cost of a plan and its qualitative metrics. The expense of any equity plan is considered in conjunction with a company’s operating metrics to determine whether the cost is viewed as excessive. We also consider certain qualitative metrics of the plan, including: awards’ performance metrics and targets, and whether the plan provides for repricing. We generally vote against plans that are excessively dilutive, costly, provide for repricing, or allow increases in shares available under the plan without shareholder approval.

OPTION EXCHANGES, REPRICING, BACKDATING

We typically are opposed to repricing plans, exchange programs and plans with evergreen provisions. We expect to vote against plans with repricing and exchange provisions; however, there may be circumstances in which a repricing provision or exchange provision is approved, such as a steep decline, not just in a company’s value, but also the industry or macroeconomic environment. The repricing plan or exchange program may help the company retain employees in a precarious environment. We find backdating options and related actions unacceptable and will not support them.

DIRECTOR COMPENSATION PLANS

Neuberger Berman believes nonemployee directors should receive appropriate compensation that may consist of cash and equity.

We recognize that compensating directors with equity awards facilitates the directors’ alignment with shareholders, for which we are wholly supportive. The equity awards for directors should only reflect compensation, not be performance-based, so that directors are not incentivized to engage in risk-taking.

EMPLOYEE STOCK PURCHASE PLANS

Employee Stock Purchase Plans (ESPP) provide employees with ownership in the company, which strengthens the alignment with shareholders. We view these plans as being beneficial to companies and their shareholders when they typically are available to a broad employee group and the annual purchases are limited by statute. Neuberger Berman expects to support most ESPPs unless the employee base to whom the plan is offered is unduly limited (e.g. senior executives).

SHAREHOLDER RIGHTS

Neuberger Berman generally supports significant shareholder representation and the protection of minority rights. As such, it generally supports shareholder or management proposals regarding proxy access, although each instance is examined on a case-by-case basis, considering factors such as company size, existing or management-proposed proxy access provisions, board independence, diversity, experience, tenure, requested ownership percentage and holding requirement, among other things. We also generally support the right of shareholders to call a special meeting and—where the right does not exist—to act by written consent. We generally believe a special meeting threshold in the range of 20 – 25% is appropriate at most companies, where other circumstances, such as a large single- shareholder would not lead to a potential for misuse.

It is our view that in most matters presented for shareholder approval a majority vote is appropriate. Therefore, we typically support proposals to eliminate supermajority provisions. The firm usually is opposed to cumulative voting; however, there may be certain instances when we will support a cumulative voting proposal. For example, companies with tiered voting classes and those controlled by a significant shareholder may lend themselves to the adoption of cumulative voting. Neuberger Berman generally supports stewardship and corporate governance codes, as well as other efforts to codify best practices. Where we find issues at odds with the practices of our portfolio companies, we will seek to use these frameworks to engage in constructive dialogue on the subject.

Voting Rights

Neuberger Berman believes in the alignment of voting rights with economic interest (i.e., one vote, one share) at operating companies. We generally, support proposals to equalize the voting rights of shareholders, including the elimination of special voting share classes and the establishment of single-class voting structures. However, each instance is reviewed on a case-by- case basis and is rooted in an economic assessment of the costs and opportunities for shareholders.

Reincorporation of Domicile

We recognize that, on occasion, companies may choose to reincorporate their domicile. We analyze these changes closely and are generally supportive of these efforts where we believe they are in the economic interest of our clients, including instances where the change in domicile may result in reduced legal costs, streamlined judicial process, proximity to corporate headquarters, or improved governance provisions serving as common positive dimensions of such measures.

Exclusive Forum Provisions

We believe the designation of the state of Delaware as a company’s exclusive forum for certain governance- related litigation is appropriate provided it is done in the spirit of permitting a more efficient resolution of such matters for both the plaintiff and the company and does not contain onerous provisions like mandatory arbitration. The selection of other forums including the district courts of the United States for federal securities law matters will be reviewed on a case-by-case basis.

Venue and Format of Shareholder Meetings

On the subject of the venue and format of shareholder meetings, we believe it should strike a balance between providing access and transparency while taking advantage of new technology and cost efficiencies. As such we typically will not vote against directors for the approval of a virtual meeting format but continue to recognize that such a shift should facilitate, not abridge, shareholder access.

ANTI-TAKEOVER PROVISIONS & SHAREHOLDER RIGHTS PLANS (“POISON PILLS”)

Neuberger Berman generally does not support the adoption of anti-takeover provisions, including shareholder rights plans. In cases of unilateral adoption by the board, we evaluate these proposals on a case-by-case basis in order to determine whether we believe the action was in the best financial interest of shareholders and appropriately proportional to the circumstances. If we deem the action to be adverse to shareholder financial interests, we will generally vote against members of the governance committee and the chairman/lead independent director. Where the plan itself is subject to a vote, we will additionally evaluate whether there are tax-related benefits (net-operating- loss pills), the protection of which may be in the financial interest of our clients.

OUR APPROACH TO EVALUATING SHAREHOLDER PROPOSALS

When analyzing shareholder proposals, our portfolio managers first consider if the topic of the proposal is financially material to the company in question. In analyzing financial materiality, we rely on the research and experience of our in-house equity research analysts and portfolio managers who bring industry and company specific expertise and leverage our proprietary NB materiality matrix, along with widely accepted frameworks such as the SASB materiality matrix. If we determine that a proposal topic is financially material, we then evaluate the details of the specific proposal including the language of the resolved clause and support statement, the company’s existing practices and, as relevant, the quality of company's current disclosure on the topic, and assess if we think the relevant risks to and opportunities for the company are being sufficiently managed.

We will generally support shareholder proposals asking for increased disclosure where our assessment finds that existing disclosure practices are lagging peers and recognized disclosure frameworks that we believe are necessary for investors to assess these risks. In cases where we may not agree with all aspects of a given proposal, we may seek to leverage engagement and other communication tools such as our NB Votes Initiative to signal to companies our rationale and expectations.

For clarity and completeness, we believe companies should disclose the identity of the proponent or lead filer of shareholder proposals in the proxy statement. Transparency of ballot issues, such as the identity of proponents, allows for greater understanding of the context and intent of specific requests, and engagement if deemed appropriate.

GOVERNANCE ISSUES

Neuberger Berman generally supports governance shareholder proposals to:

•declassify a board;
•eliminate cumulative voting;
•eliminate share structures with unequal voting rights;
•elect directors by a majority of votes cast in uncontested elections;

•separate the positions of Chairperson and CEO; appoint a lead independent director. We recognize that there are instances in which it may be appropriate to combine the CEO and Chairperson roles, including a current strong lead independent director, strong performance and governance provisions.

ENVIRONMENTAL ISSUES

Neuberger Berman believes that all companies must be able to identify key financially material environmental risks to their business1. We will generally support shareholder proposals asking for increased disclosure where our assessment finds that existing materials are significantly lagging the disclosure of peers and recognized disclosure frameworks necessary for investors to assess these risks. We recognize that reporting in accordance with the recommendations of the Task Force on Climate-related Financial Disclosure (TCFD) and the International Sustainability standards Board (ISSB), which includes the Sustainability Accounting Standards Board (SASB), is mandatory in many jurisdictions and encourage companies where it is not mandatory to look to those frameworks to assist them in disclosing their approach to managing financially material risks. Companies can look to those frameworks as a reference of leading best practices.

Climate:

Specific to financially-material climate-related risk, Neuberger Berman expects companies to:

•Establish board oversight of climate risk
•Disclose key climate-related metrics such as Scope 1 and 2 Greenhouse gas (GHG) emissions and material Scope 3 GHG emissions
•Establish GHG emissions reduction targets certified by a credible third party
•Produce reporting in alignment with the recommendations of the TCFD and consider voluntary implementation of ISSB IFRS S1 and S2 as a next step

We expect directors to be familiar with these recommendations and be able to discuss how they relate to the risk assessment for their business. Neuberger Berman may hold the chair of the board or lead independent director accountable if we determine a company is not adequately managing financially-material climate-related risks.

While our primary analysis focuses on items listed above, we recognize that due to changes such as rising supply chain complexity, shifting consumer trends and regulatory changes, among many others, companies should continue to be aware of salient issues that may become more financially material over time.

Biodiversity:

We expect companies to proactively identify, evaluate, and mitigate financially material biodiversity risks within their operations and across supply chains and to provide transparency to shareholders regarding these efforts. We will generally support proposals calling for disclosure that we believe would improve our ability to assess financially-material biodiversity-related risks and opportunities.

1 Where appropriate and determined by local regulation, companies should also be able to identify key financially material sustainability risks to their business. Sustainability risks are defined by Regulation (EU) 2019/2088 of the European Parliament and of the Council of 27 November 2019 on sustainability‐related disclosures in the financial services sector as environmental, social and governance events or conditions whose occurrence could have an actual or potential material negative impact on the value of an investment (and hence on the net asset value of a Portfolio and on its returns).

SOCIAL ISSUES

We believe that companies have a variety of stakeholders and encourage engagement with those parties that may positively or negatively impact financial performance, including the sustainability of the business. While we believe that regulators and legislators are best positioned to address market-level social concerns, we recognize the value of leadership in those areas that improve the company’s reputation and its ability to be seen as a responsible participant in the broad economy and the communities it operates in. Where we identify issues that we believe can significantly harm the value of our clients’ investments, we will pursue a course of action, including engagement, or the support of a shareholder proposal, among others, that most constructively mitigates these risks.

Political Spending and Lobbying Activities

In certain cases, given the potential reputational impact of the use of company funds in relation to trade associations and political processes, Neuberger Berman will generally support shareholder proposals asking for disclosure and/or reports on this issue if we determine that increased disclosure would allow shareholders to more fully evaluate risks and benefits associated with the company’s comprehensive political activities, in addition to its management of such risks and benefits. In our evaluation of the proposals, we find the Center for Public Accountability Zicklin Index (CPA-Zicklin) to be an informative guidepost for assessing appropriate disclosure in relation to both the market and industry peers.2

Human Capital Management
Neuberger Berman believes topics related to human capital can be among the most significant risks and opportunities for companies. We expect boards to disclose and be able to discuss efforts to make the companies inclusive, attractive and high-retention environments. We identify this as a vital component in attracting and retaining talent for the long-term sustainable success of the companies we invest in. Neuberger Berman expects US-based companies to disclose their EEO-1 data annually and expects data for multiple years to be publicly available. We will typically support related resolutions at companies whose workforce disclosure falls short relative to peers. [ We will generally support shareholder proposals seeking to establish comprehensive equal opportunity and anti-discrimination provisions]. Neuberger Berman also generally supports efforts to study and report on any discrepancies in compensation based on gender or other relevant parameters.

2 Neuberger Berman does not maintain a formal relationship with the Center for Public Accountability. Lawrence Zicklin is a former employee of Neuberger Berman and served as the Non-Executive Chairman of the Board from 1999 to 2003. He rejoined the Board in 2009 to serve as an independent director until retiring in 2021.

Appendix F

Sage Advisory Services, Ltd. Co.’s Proxy Voting Guidelines

23.01    Overview

This proxy voting policy is designed to provide reasonable assurance that proxies are voted in the clients’ best economic interest, when the responsibility for voting client proxies rests with Sage. Sage will vote proxies for clients pursuant to the authority granted in the investment management agreement between Sage and its client, or as granted by written direction from the client.

Mr. Wade Uloth, the Chief Compliance Officer (“CCO”), is responsible for oversight of this policy. Questions regarding this policy should be directed to the CCO.

23.02    Conflicts of Interest

A.    Overview
Sage may encounter a material conflict in voting client proxies. Sage has a duty to recognize a material conflict and to resolve the conflict before voting the proxy. For purposes of this policy, material conflicts of interest are defined as those conflicts that a reasonable investor would view as important in making a decision regarding how to vote a proxy.

Examples of material conflicts include (but are not limited to):
1.Sage provides investment management services to a publicly traded company and also holds that same security within client portfolios which is subject to a proxy; and
2.A Sage employee has a business or personal relationship (such as a close friend or spouse) with a member of executive management, a participant in the proxy contest, or a corporate director of the company.

B.    Identifying Conflicts of Interest

1.Sage shall maintain a listing of all material business conflicts of interests – those business relationships between the firm and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest.
2.All employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult the CCO for guidance.

C.    Resolving Material Conflicts of Interest
Unless a client requests otherwise, Sage will take one of the following actions to ensure the proxy voting decision is based on the client’s best interests and is not a result of the conflict.

1.Engage an independent party to determine how to vote the proxy;
2.Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;
3.Refer the proxy to a client or to a representative of the client for voting purposes;

4.Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote; or
5.Vote in accordance with a pre-determined voting policy, as disclosed to clients.

23.03    Disclosures to Clients

A client may request Sage to deliver this Proxy Voting Policy as well as a record of how Sage has voted that client’s proxies. Sage will use the firm’s Part 2A of Form ADV disclosure to:

A.Notify clients of how they may obtain a copy of this policy;
B.Notify clients of how they may obtain a record of how their securities were voted; and
C.Summarize the firm’s proxy voting policies.

23.04    Voting Guidelines

Sage strives to vote all proxies in the best economic interests of its clients. The decision of how to vote follows the same criteria Sage uses in managing client accounts – to vote for proposals in such a manner that, in Sage’s opinion, will increase shareholder value.

A.General Overview
In evaluating a particular proxy proposal, Sage takes into consideration, among other items:
1.Management’s assertions regarding the proxy proposal;
2.Sage’s determination of how the proxy proposal will impact its clients; and
3.Sage’s determination of whether the proxy proposal will create dilution for shareholders.

B.    Proxy Proposals Regarding Business Operations Matters
Sage will generally support management’s recommendations on proxy issues related to business operations matters. Sage believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when Sage believes the company’s management is acting in an inconsistent manner with its clients’ best interests Sage will vote against management’s recommendations.

C.    Proxy Proposals Regarding Compensations Matters

1.Sage will generally vote against non-salary compensation plans (such as stock compensation plans, employee stock purchase plans and long-term incentive plans) unless, in Sage’s opinion, such plans are structured to not create serious dilution to shareholders; and
2.Sage will analyze all other compensation plans on a case-by-case basis.

D.    Proxy Proposals Regarding Control Matters

1.Sage will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis;
2.Sage generally opposes measures limiting the rights of shareholders; and
3.Sage generally opposes measures preventing shareholders from accepting an offer of a sale of a company.

23.05    Review of Proxy Votes Cast

On a quarterly basis, Sage will review a sample of proxies voted during the previous quarter to ensure they were voted in compliance with the guidelines noted above.

23.06    Form N-PX

A.Overview

Rule 14Ad-1 under the Securities Exchange Act of 1934 (“Exchange Act”) requires an investment adviser that is required to file Form 13F to report annually on Form N-PX each Say-On-Pay Vote (as defined below) over which they exercised voting power or an Institutional Manager Notice Report if the adviser does not vote proxies for clients or does not have any proxy votes to report.

“Say-on-Pay Votes” are proxy votes on executive compensation which are subject to Section 14A(a)-(b) of the Exchange Act. Examples of Say-on-Pay Votes are votes related to approval of executive compensation, frequency of executive compensation approval votes and golden parachute compensation to executives.

B.Filing Requirements

For Form N-PX filing periods where Sage exercises voting power for Say-on-Pay Votes, Sage files Form N-PX by August 31 of each year for the most recent 12-month period ending June 30.

For Form N-PX filing periods where Sage does not exercise voting power for any Say-on-Pay Votes and therefore does not have any proxy votes to report on Form N-PX Sage is permitted to file an Institutional Manager Notice Report, which is an abbreviated version of Form N-PX that does not include a proxy voting record. The Institutional Manager Notice Report only requires that the cover page and signature page of Form N-PX be submitted. Sage files an Institutional Manager Notice Report on Form N-PX by August 31 of each year it meets the criteria of being a Form 13F filer and not exercising voting power for any Say-on-Pay Votes during the 12-month period ending June 30.

C.Filing Procedures

The CCO, or designee, coordinates with a third party to complete the annual Form N-PX or Institutional Manager Notice Report filing.

23.07    Record Retention Requirements

Sage shall keep the following proxy voting records:

A.These proxy voting policies and procedures;
B.Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;
C.Records of proxy votes cast on behalf of each client;
D.Records of client requests for proxy voting information, including a record of the information provided by Sage;
E.Documents prepared by Sage that were material to making the decision of how to vote; and
F.Each Form N-PX and Institutional Manager Notice Report.

Sage will keep these records in accordance with its Record Retention Policy.

Approved: January 14, 2014
Revised: December 31, 2024

TRUST FOR PROFESSIONAL MANAGERS
PART C

ACTIVEPASSIVE ETFS

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(1)	(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 744 to its Registration Statement on Form N-1A with the SEC on September 25, 2020, and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 26, 2023, and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)			Investment Advisory Agreements
	(1)	(i)	Investment Advisory Agreement (Envestnet Asset Management, Inc.) — Filed Herewith.
	(2)	(i)	Investment Sub-Advisory Agreement (Causeway Capital Management LLC) — Filed Herewith.
		(ii)	Investment Sub-Advisory Agreement (GW&K Investment Management, LLC) — Filed Herewith.
		(iii)	Investment Sub-Advisory Agreement (Lazard Asset Management LLC) — Filed Herewith.
		(iv)	Investment Sub-Advisory Agreement (Neuberger Berman Investment Advisers LLC) — Filed Herewith.
		(v)	Investment Sub-Advisory Agreement (Sage Advisory Services, Ltd. Co.) — Filed Herewith.
		(vi)	Investment Sub-Advisory Agreement (The London Company of Virginia, LLC) — Filed Herewith.
(e)	(1)	(i)
ETF Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated by reference.

(ii)
First Amendment to ETF Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated by reference.

(iii)
Novation Agreement to ETF Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 797 to its Registration Statement on Form N-1A with the SEC on February 11, 2022, and is incorporated by reference.

(iv)
First Amendment to ETF Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 797 to its Registration Statement on Form N-1A with the SEC on February 11, 2022, and is incorporated by reference.

(v)
Second Amendment to ETF Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 825 to its Registration Statement on Form N-1A with the SEC on March 9, 2023, and is incorporated by reference.

(vi)
Third Amendment to ETF Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 851 to its Registration Statement on Form N-1A with the SEC on March 11, 2024, and is incorporated by reference.

1

(vii)
Fourth Amendment to ETF Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 864 to its Registration Statement on Form N-1A with the SEC on August 9, 2024, and is incorporated by reference.

(2)
Form of Authorized Participant Agreement previously filed with the Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated herein by reference.

(f)			Bonus or Profit Sharing Contracts — Not Applicable.
(g)	(1)	(i)
Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated herein by reference.

(ii)
First Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated herein by reference.

(iii)
Second Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 797 to its Registration Statement on Form N-1A with the SEC on February 11, 2022, and is incorporated herein by reference.

(iv)
Third Amendment to Custody Agreement was previously filed with Registrant’s Port-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated herein by reference.

(v)
Fourth Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 825 to its Registration Statement on Form N-1A with the SEC on March 9, 2023, and is incorporated by reference.

(vi)
Fifth Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 843 to its Registration Statement on Form N-1A with the SEC on October 31, 2023, and is incorporated by reference.

(vii)
Sixth Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 851 to its Registration Statement on Form N-1A with the SEC on March 11, 2024, and is incorporated by reference.

(viii)
Seventh Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 864 to its Registration Statement on Form N-1A with the SEC on August 9, 2024, and is incorporated by reference.

(h)			Other Material Contracts.
	(1)	(i)
Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2022, and is incorporated herein by reference.

(ii)
First Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated herein by reference.

(iii)
Second Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 797 to its Registration Statement on Form N-1A with the SEC on February 11, 2022, and is incorporated herein by reference.

(iv)
Third Amendment to Fund Servicing Agreement was previously filed with Registrant’s Port-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated herein by reference.

(v)
Fourth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 825 to its Registration Statement on Form N-1A with the SEC on March 9, 2023, and is incorporated by reference.

(vi)
Fifth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 843 to its Registration Statement on Form N-1A with the SEC on October 31, 2023, and is incorporated by reference.

(vii)
Sixth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 851 to its Registration Statement on Form N-1A with the SEC on March 11, 2024, and is incorporated by reference.

(viii)
Seventh Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 864 to its Registration Statement on Form N-1A with the SEC on August 9, 2024, and is incorporated by reference.

2

	(2)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 881 to its Registration Statement on Form N-1A with the SEC on April 25, 2025, and is incorporated by reference.
(i)			Legal Opinions.
(1)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 825 to its Registration Statement on Form N-1A with the SEC on March 9, 2023, and is incorporated by reference.

	(2)		Consent of Counsel — Filed Herewith.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Omitted Financial Statements — Not Applicable.
(l)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)			Rule 12b-1 Plan — Not Applicable.
(n)			Rule 18f-3 Plan — Not Applicable.
(o)			Reserved.
(p)			Code of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated by reference.

	(2)		Code of Ethics (Envestnet Asset Management, Inc.) — Filed Herewith.
	(3)	(i)	Code of Ethics (Causeway Capital Management LLC) — Filed Herewith.
(ii)
Code of Ethics (GW&K Investment Management, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 825 to its Registration Statement on Form N-1A with the SEC on March 9, 2023, and is incorporated by reference.

(iii)
Code of Ethics (Lazard Asset Management LLC) was previously filed with Registrant’s Post-Effective Amendment No. 873 to its Registration Statement on Form N-1A with the SEC on December 19, 2024, and is incorporated by reference.

(iv)
Code of Ethics (Neuberger Berman Investment Advisers LLC) was previously filed with Registrant’s Post-Effective Amendment No. 843 to its Registration Statement on Form N-1A with the SEC on October 31, 2023, and is incorporated by reference.

(v)
Code of Ethics (Sage Advisory Services, Ltd. Co.) was previously filed with Registrant’s Post-Effective Amendment No. 825 to its Registration Statement on Form N-1A with the SEC on March 9, 2023, and is incorporated by reference.

(vi)
Code of Ethics (The London Company of Virginia, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 873 to its Registration Statement on Form N-1A with the SEC on December 19, 2024, and is incorporated by reference.

	(4)		Code of Ethics for Principal Underwriter — Not Applicable per Rule 17j-1(c)(3)

Item 29.    Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification.

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a
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claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of the Investment Adviser.

Envestnet Asset Management, Inc. (the “Adviser”) serves as the investment adviser for the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, ActivePassive International Equity ETF and ActivePassive U.S. Equity ETF (the “Funds”). The principal business address of the Adviser is 222 N. LaSalle St., Suite 625, Chicago, IL 60601. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the Securities and Exchange Commission (“SEC”).

Causeway Capital Management LLC (“Causeway”) serves as an investment sub-adviser for the ActivePassive International Equity ETF. The principal business address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. With respect to Causeway, the response to this Item is incorporated by reference to Causeway's Form ADV on file with the SEC.

GW&K Investment Management, LLC (“GW&K”) serves as an investment sub-adviser for the ActivePassive Intermediate Municipal Bond ETF. The principal business address of GW&K is 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116. With respect to GW&K, the response to this Item is incorporated by reference to GW&K’s Form ADV on file with the SEC.

Lazard Asset Management LLC (“Lazard”) serves as an investment sub-adviser for the ActivePassive International Equity ETF. The principal business address of Lazard is 30 Rockefeller Plaza, New York, NY, 10112. With respect to Lazard, the response to this Item is incorporated by reference to Lazard’s Form ADV on file with the SEC.

The London Company of Virginia, LLC (“London Co.”) serves as an investment sub-adviser for the ActivePassive U.S. Equity ETF. The principal business address of London Co. is 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226. With respect to London Co., the response to this Item is incorporated by reference to London Co.’s Form ADV on file with the SEC.

Neuberger Berman Investment Advisers LLC (“NBIA”), serves as an investment sub-adviser for the ActivePassive Core Bond ETF. The principal business address of NBIA is 1290 Avenue of the Americas, New York, New York 10104. With respect to NBIA, the response to this Item is incorporated by reference to NBIA’s Form ADV on file with the SEC.

Sage Advisory Services, Ltd. Co. (“Sage Advisory”) serves as an investment sub-adviser for the ActivePassive Core Bond ETF. The principal business address of Sage Advisory is 5900 Southwest Parkway Building 1, Suite 100, Austin, Texas 78735. With respect to Sage Advisory, the response to this Item is incorporated by reference to Sage Advisory’s Form ADV on file with the SEC.

The Form ADV for the Adviser and each of the investment sub-advisers listed above may be obtained, free of charge, on the SEC’s website at www.adviserinfo.sec.gov.

Item 32.    Principal Underwriter.

(a)    Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

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1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.AdvisorShares Trust
8.AFA Private Credit Fund
9.AGF Investments Trust
10.AIM ETF Products Trust
11.Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.AlphaCentric Prime Meridian Income Fund
13.American Century ETF Trust
14.AMG ETF Trust
15.Amplify ETF Trust
16.Applied Finance Dividend Fund, Series of World Funds Trust
17.Applied Finance Explorer Fund, Series of World Funds Trust
18.Applied Finance Select Fund, Series of World Funds Trust
19.Ardian Access LLC
20.ARK ETF Trust
21.ARK Venture Fund
22.Bitwise Funds Trust
23.BondBloxx ETF Trust
24.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.Bridgeway Funds, Inc.
26.Brinker Capital Destinations Trust
27.Brookfield Real Assets Income Fund Inc.
28.Build Funds Trust
29.Calamos Convertible and High Income Fund
30.Calamos Convertible Opportunities and Income Fund
31.Calamos Dynamic Convertible and Income Fund
32.Calamos Global Dynamic Income Fund
33.Calamos Global Total Return Fund
34.Calamos Strategic Total Return Fund
35.Carlyle Tactical Private Credit Fund
36.Cascade Private Capital Fund
37.Catalyst Strategic Income Opportunities Fund
38.CBRE Global Real Estate Income Fund
39.Center Coast Brookfield MLP & Energy Infrastructure Fund
40.Clifford Capital Partners Fund, Series of World Funds Trust
41.Cliffwater Corporate Lending Fund
42.Cliffwater Enhanced Lending Fund
43.Coatue Innovative Strategies Fund
44.Cohen & Steers ETF Trust
45.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
47.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
48.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
49.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
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50.CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
51.Davis Fundamental ETF Trust
52.Defiance Connective Technologies ETF, Series of ETF Series Solutions
53.Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
54.Defiance Quantum ETF, Series of ETF Series Solutions
55.Denali Structured Return Strategy Fund
56.Dodge & Cox Funds
57.DoubleLine ETF Trust
58.DoubleLine Income Solutions Fund
59.DoubleLine Opportunistic Credit Fund
60.DoubleLine Yield Opportunities Fund
61.DriveWealth ETF Trust
62.EIP Investment Trust
63.Ellington Income Opportunities Fund
64.ETF Opportunities Trust
65.Exchange Listed Funds Trust
66.Exchange Place Advisors Trust
67.FlexShares Trust
68.Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust
69.Forum Funds
70.Forum Funds II
71.Forum Real Estate Income Fund
72.Fundrise Growth Tech Fund, LLC
73.GoldenTree Opportunistic Credit Fund
74.Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
75.Grayscale Funds Trust
76.Guinness Atkinson Funds
77.Harbor ETF Trust
78.Harris Oakmark ETF Trust
79.Hawaiian Tax-Free Trust
80.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
81.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
82.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
83.Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
84.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
85.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
86.Innovator ETFs Trust
87.Ironwood Institutional Multi-Strategy Fund LLC
88.Ironwood Multi-Strategy Fund LLC
89.Jensen Quality Growth ETF, Series of Trust for Professional Managers
90.John Hancock Exchange-Traded Fund Trust
91.Kurv ETF Trust
92.Lazard Active ETF Trust
93.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
94.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
95.Mairs & Power Growth Fund, Series of Trust for Professional Managers
96.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
97.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
98.Manor Investment Funds
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99.MoA Funds Corporation
100.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
101.Morgan Stanley ETF Trust
102.Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
103.Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
104.Morningstar Funds Trust
105.NEOS ETF Trust
106.Niagara Income Opportunities Fund
107.North Square Evanston Multi-Alpha Fund
108.NXG Cushing® Midstream Energy Fund
109.NXG NextGen Infrastructure Income Fund
110.OTG Latin American Fund, Series of World Funds Trust
111.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
112.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
113.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
114.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
115.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
116.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
117.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
118.Palmer Square Funds Trust
119.Palmer Square Opportunistic Income Fund
120.Partners Group Private Income Opportunities, LLC
121.Perkins Discovery Fund, Series of World Funds Trust
122.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
123.Plan Investment Fund, Inc.
124.Point Bridge America First ETF, Series of ETF Series Solutions
125.Precidian ETFs Trust
126.Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
127.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
128.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
129.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
130.Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
131.Renaissance Capital Greenwich Funds
132.REX ETF Trust
133.Reynolds Funds, Inc.
134.RMB Investors Trust
135.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
136.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
137.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
138.Roundhill Cannabis ETF, Series of Listed Funds Trust
139.Roundhill ETF Trust
140.Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
141.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
142.Roundhill Video Games ETF, Series of Listed Funds Trust
143.Rule One Fund, Series of World Funds Trust
144.Russell Investments Exchange Traded Funds
145.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
146.Six Circles Trust
147.Sound Shore Fund, Inc.
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148.SP Funds Trust
149.Sparrow Funds
150.Spear Alpha ETF, Series of Listed Funds Trust
151.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
152.STF Tactical Growth ETF, Series of Listed Funds Trust
153.Strategic Trust
154.Strategy Shares
155.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
156.Tekla World Healthcare Fund
157.Tema ETF Trust
158.The 2023 ETF Series Trust
159.The 2023 ETF Series Trust II
160.The Community Development Fund
161.The Cook & Bynum Fund, Series of World Funds Trust
162.The Finite Solar Finance Fund
163.The Private Shares Fund
164.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
165.Third Avenue Trust
166.Third Avenue Variable Series Trust
167.Tidal Trust I
168.Tidal Trust II
169.Tidal Trust III
170.TIFF Investment Program
171.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
172.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
173.Timothy Plan International ETF, Series of The Timothy Plan
174.Timothy Plan Market Neutral ETF, Series of The Timothy Plan
175.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
176.Total Fund Solution
177.Touchstone ETF Trust
178.Trailmark Series Trust
179.T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
180.T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
181.T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
182.T-Rex 2x Long Ether Daily Target ETF
183.U.S. Global Investors Funds
184.Union Street Partners Value Fund, Series of World Funds Trust
185.Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
186.Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
187.Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
188.Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
189.Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
190.Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
191.Virtus Stone Harbor Emerging Markets Income Fund
192.Volatility Shares Trust
193.WEBs ETF Trust
194.Wedbush Series Trust
195.Wellington Global Multi-Strategy Fund
196.Wilshire Mutual Funds, Inc.
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197.Wilshire Variable Insurance Trust
198.WisdomTree Digital Trust
199.WisdomTree Trust
200.XAI Octagon Floating Rate & Alternative Income Term Trust

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)    Not applicable.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Envestnet Asset Management, Inc. 222 N. LaSalle St., Suite 625 Chicago, IL 60601
Registrant’s Investment Sub-Advisers	Causeway Capital Management LLC 11111 Santa Monica Boulevard, 15th Floor Los Angeles, CA 90025
GW&K Investment Management, LLC 222 Berkeley Street, 15th Floor Boston, MA 02116
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Records Relating to:	Are located at:
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112
The London Company of Virginia, LLC 1800 Bayberry Court, Suite 301 Richmond, VA 23226
Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104
Sage Advisory Services, Ltd. Co. 5900 Southwest Parkway Building 1, Suite 100 Austin, TX 78735
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101

Item 34.    Management Services.

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 889 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 889 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on 18th day of December, 2025.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ Jennifer A. Lima
Jennifer A. Lima
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 889 to the Registrant’s Registration Statement has been signed below on December 18, 2025 by the following persons in the capacities indicated.

Signature	Title
/s/ Jennifer A. Lima Jennifer A. Lima	President and Principal Executive Officer
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Vincent P. Lyles* Vincent P. Lyles	Independent Trustee
Erik K. Olstein* Erik K. Olstein	Chairperson and Independent Trustee
Lisa Zúñiga Ramírez* Lisa Zúñiga Ramírez	Independent Trustee
Gregory M. Wesley* Gregory M. Wesley	Independent Trustee
Kelly A. Strauss* Kelly Strauss	Vice President, Treasurer and Principal Financial and Accounting Officer
* By: /s/ Jennifer A. Lima
Jennifer A. Lima
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 881 to its Registration Statement on Form N-1A with the SEC on April 25, 2025 and is incorporated by reference.

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(d)(1)(i)	Investment Advisory Agreement (Envestnet Asset Management, Inc.)
(d)(2)(i)	Investment Sub-Advisory Agreement (Causeway Capital Management LLC)
(d)(2)(ii)	Investment Sub-Advisory Agreement (GW&K Investment Management, LLC)
(d)(2)(iii)	Investment Sub-Advisory Agreement (Lazard Asset Management LLC)
(d)(2)(iv)	Investment Sub-Advisory Agreement (Neuberger Berman Investment Advisers LLC)
(d)(2)(v)	Investment Sub-Advisory Agreement (Sage Advisory Services, Ltd. Co.)
(d)(2)(vi)	Investment Sub-Advisory Agreement (The London Company of Virginia, LLC)
(i)(2)	Consent of Counsel
(j)(i)	Consent of Independent Registered Public Accounting Firm
(p)(2)	Code of Ethics (Envestnet Asset Management, Inc.)
(p)(3)(i)	Code of Ethics (Causeway Capital Management LLC)

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